UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 02753

Guggenheim Variable Funds Trust
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Variable Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 - December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

12.31.2020

Guggenheim Variable Funds Trust Annual Report

Series
Series A	(StylePlus—Large Core Series)
Series B	(Large Cap Value Series)
Series D	(World Equity Income Series)
Series E	(Total Return Bond Series)
Series F	(Floating Rate Strategies Series)
Series J	(StylePlus—Mid Growth Series)
Series N	(Managed Asset Allocation Series)
Series O	(All Cap Value Series)
Series P	(High Yield Series)
Series Q	(Small Cap Value Series)
Series V	(SMid Cap Value Series)
Series X	(StylePlus—Small Growth Series)
Series Y	(StylePlus—Large Growth Series)
Series Z	(Alpha Opportunity Series)

GuggenheimInvestments.com	GVFT-ANN-2-1220x1221

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
SERIES A (STYLEPLUS—LARGE CORE SERIES)	9
SERIES B (LARGE CAP VALUE SERIES)	18
SERIES D (WORLD EQUITY INCOME SERIES)	27
SERIES E (TOTAL RETURN BOND SERIES)	36
SERIES F (FLOATING RATE STRATEGIES SERIES)	58
SERIES J (STYLEPLUS—MID GROWTH SERIES)	71
SERIES N (MANAGED ASSET ALLOCATION SERIES)	81
SERIES O (ALL CAP VALUE SERIES)	90
SERIES P (HIGH YIELD SERIES)	100
SERIES Q (SMALL CAP VALUE SERIES)	114
SERIES V (SMID CAP VALUE SERIES)	123
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)	133
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)	143
SERIES Z (ALPHA OPPORTUNITY SERIES)	152
NOTES TO FINANCIAL STATEMENTS	171
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	195
OTHER INFORMATION	196
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	198
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	203
LIQUIDITY RISK MANAGEMENT PROGRAM	206

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2020

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the annual shareholder report for funds that are part of the Guggenheim Variable Funds Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2020.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
Guggenheim Partners Investment Management, LLC

January 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2020

The Series StylePlus Funds may not be suitable for all investors. Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Funds may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile than if they had not been leveraged. ● The Funds’ investments in other investment vehicles subject the Funds to those risks and expenses affecting the investment vehicle. ● The Funds may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Funds may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Funds’ exposure to high yield securities may subject the Funds to greater volatility. ● The Funds may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Funds may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Value Funds may not be suitable for all investors. ● An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. The intrinsic value of the underlying stocks may never be realized or the stocks may decline in value. Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series D (World Equity Income Series) may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ● The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series E (Total Return Bond Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series F (Floating Rate Strategies Series) may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series N (Managed Asset Allocation Series) may not be suitable for all investors. ● The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

December 31, 2020

of the bond. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Fund will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Fund’s other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs. The Investment Manager may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’ respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund’s and, thus the Fund’s, performance to be less than you expect. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series P (High Yield Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Z (Alpha Opportunity Series) may not be suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ● In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● Please read the prospectus for more detailed information regarding these and other risks.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2020

In what could have been one of the worst years on record for equity investors due to the devastating human and economic cost of the COVID-19 pandemic combined with political unrest in the U.S., the 12-month period ended December 31, 2020, witnessed the Standard & Poor’s 500® (“S&P 500®”) Index reach a record high of 3,756.07 from 3,234.85 at the start of the year. This was despite plummeting to 2,237.40 on March 23, 2020 as the effects of the pandemic caused the U.S. economy to stall. This dramatic change in fortune for equity markets was due in large part by a swift, sweeping response to the economic shutdown in March 2020 by the U.S. Federal Reserve (the “Fed”), which has continued to signal its intention to use ultra-accommodative monetary policy to strive toward full employment and 2% inflation via unprecedented measures. The central bank’s commitment to keeping interest rates near zero and its bond-buying program to lessen the risk of corporate defaults resulted in bountiful debt issuance by corporate borrowers and a growing confidence among equity investors that the investment environment would remain benign for the foreseeable future.

As such, our economic outlook for the coming year is positive, owing to another round of COVID-19 relief and more planned by the new administration, plus the expectation for a successful vaccine distribution. The new package, titled the Coronavirus Response and Relief Supplemental Appropriations Act, delivers a $900 billion injection into the economy, bringing total COVID-related aid to over $3.5 trillion including the 2020 bill, or roughly 8.5% of 2020–2021 gross domestic product (“GDP”). On this measure, it is already 3.5x more than the stimulus delivered in the five years following the financial crisis.

The latest round of fiscal stimulus should cause a surge in personal income during the first quarter, and a significant percentage of the population should be vaccinated or immune from prior infection by mid-2021. It is likely that local governments will be able to begin to relax restrictions even before herd immunity is reached since hospitalizations should fall once the elderly are vaccinated. As we move through the year, consumer spending growth should start to accelerate, spurred on by elevated personal savings and strong gains in household net worth. Elsewhere, the housing market will continue to benefit from tight supply and low interest rates, and business investment should rebound as corporations look to put to work record levels of precautionary cash. As a result, we expect real GDP growth to be well above potential for the year.

If the unemployment rate continues to fall at its recent pace and inflation picks up with its usual six-quarter lag behind economic activity, the experience of prior cycles would suggest that the Fed could start its hiking cycle as early as late-2022. However, the change in the Fed’s playbook will keep it sidelined for years as it looks to make up for shortfalls related to its 2% inflation target and no longer worries about an overly tight labor market.

This means the Fed is likely to keep rates at zero for several years beyond the late-2023 liftoff currently priced into the bond market. Similarly, the odds are low of a tapering of the Fed’s bond purchases in 2021. While we believe the government response to the pandemic was necessary and appropriate, investors are already paying some price with more elevated valuations due in part to the Fed’s aggressive relaunch of quantitative easing. Under these circumstances, investors will likely continue to take on more risk as long as more fiscal support is underway and while the Fed remains willing to backstop credit markets to support financial conditions.

For the 12-month period ended December 31, 2020, the S&P 500® Index* returned 18.40%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 7.82%. The return of the MSCI Emerging Markets Index* was 15.84%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 7.51% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.11%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.67% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2020

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Morningstar Long/Short Equity Category Average represents long-short portfolios which hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2020 and ending December 31, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Series A (StylePlus—Large Core Series)	0.87%	23.44%	$ 1,000.00	$ 1,234.40	$ 4.90
Series B (Large Cap Value Series)	0.79%	24.35%	1,000.00	1,243.50	4.47
Series D (World Equity Income Series)	0.89%	19.00%	1,000.00	1,190.00	4.91
Series E (Total Return Bond Series)	0.78%	5.57%	1,000.00	1,055.70	4.04
Series F (Floating Rate Strategies Series)	1.23%	5.84%	1,000.00	1,058.40	6.38
Series J (StylePlus—Mid Growth Series)	0.87%	31.41%	1,000.00	1,314.10	5.07
Series N (Managed Asset Allocation Series)	0.98%	15.10%	1,000.00	1,151.00	5.31
Series O (All Cap Value Series)	0.87%	25.35%	1,000.00	1,253.50	4.94
Series P (High Yield Series)	1.08%	11.17%	1,000.00	1,111.70	5.75
Series Q (Small Cap Value Series)	1.13%	26.24%	1,000.00	1,262.40	6.44
Series V (SMid Cap Value Series)	0.90%	27.26%	1,000.00	1,272.60	5.16
Series X (StylePlus—Small Growth Series)	0.98%	39.63%	1,000.00	1,396.30	5.92
Series Y (StylePlus—Large Growth Series)	2.47%	27.34%	1,000.00	1,273.40	14.15
Series Z (Alpha Opportunity Series)	2.00%	4.42%	1,000.00	1,044.20	10.31

Table 2. Based on hypothetical 5% return (before expenses)
Series A (StylePlus—Large Core Series)	0.87%	5.00%	$ 1,000.00	$ 1,020.82	$ 4.43
Series B (Large Cap Value Series)	0.79%	5.00%	1,000.00	1,021.22	4.02
Series D (World Equity Income Series)	0.89%	5.00%	1,000.00	1,020.72	4.53
Series E (Total Return Bond Series)	0.78%	5.00%	1,000.00	1,021.27	3.97
Series F (Floating Rate Strategies Series)	1.23%	5.00%	1,000.00	1,019.00	6.26
Series J (StylePlus—Mid Growth Series)	0.87%	5.00%	1,000.00	1,020.82	4.43
Series N (Managed Asset Allocation Series)	0.98%	5.00%	1,000.00	1,020.27	4.99
Series O (All Cap Value Series)	0.87%	5.00%	1,000.00	1,020.82	4.43
Series P (High Yield Series)	1.08%	5.00%	1,000.00	1,019.76	5.50
Series Q (Small Cap Value Series)	1.13%	5.00%	1,000.00	1,019.51	5.75
Series V (SMid Cap Value Series)	0.90%	5.00%	1,000.00	1,020.67	4.58
Series X (StylePlus—Small Growth Series)	0.98%	5.00%	1,000.00	1,020.27	4.99
Series Y (StylePlus—Large Growth Series)	2.47%	5.00%	1,000.00	1,012.75	12.53
Series Z (Alpha Opportunity Series)	2.00%	5.00%	1,000.00	1,015.12	10.16

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement and affiliated waivers. Excluding these expenses, the net expense ratios for the period would be:

Fund	12/31/20
Series A (StylePlus—Large Core Series)	0.85%
Series B (Large Cap Value Series)	0.79%
Series D (World Equity Income Series)	0.89%
Series E (Total Return Bond Series)	0.77%
Series F (Floating Rate Strategies Series)	1.14%
Series J (StylePlus—Mid Growth Series)	0.87%
Series O (All Cap Value Series)	0.87%
Series P (High Yield Series)	1.06%
Series Q (Small Cap Value Series)	1.13%
Series V (SMid Cap Value Series)	0.90%
Series X (StylePlus—Small Growth Series)	1.00%
Series Y (StylePlus—Large Growth Series)	0.87%
Series Z (Alpha Opportunity Series)	2.00%

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2020 to December 31, 2020.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2020

To Our Shareholders:

The Series A (StylePlus TM—Large Core Series) (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended December 31, 2020.

For the year ended December 31, 2020, Series A (StylePlus—Large Core Series) returned 18.78%, compared with the 18.40% return of its benchmark, the S&P 500® Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive allocation decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund outperformed the S&P 500 Index for the fiscal year ended December 31, 2020 by 38 basis points net of fees. The fixed income sleeve contributed to total return, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, net of the investment income earned by these positions, were positive for the period. The actively managed equity sleeve detracted from performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, had an insignificant impact on relative performance for the period.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

SERIES A (STYLEPLUS—LARGE CORE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	25.0%
Guggenheim Variable Insurance Strategy Fund III	24.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	20.5%
Guggenheim Strategy Fund II	7.2%
Apple, Inc.	1.0%
Microsoft Corp.	0.8%
Amazon.com, Inc.	0.6%
Alphabet, Inc. — Class C	0.5%
Johnson & Johnson	0.4%
Verizon Communications, Inc.	0.3%
Top Ten Total	81.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Series A (StylePlus—Large Core Series)	18.78%	14.85%	12.60%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	December 31, 2020
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value
COMMON STOCKS† - 15.5%

Consumer, Non-cyclical - 5.0%
Johnson & Johnson	5,526	$869,682
Merck & Company, Inc.	7,190	588,142
UnitedHealth Group, Inc.	1,477	517,954
Bristol-Myers Squibb Co.	8,236	510,879
Amgen, Inc.	2,214	509,043
Pfizer, Inc.	12,851	473,045
AbbVie, Inc.	4,031	431,922
Philip Morris International, Inc.	4,924	407,658
Altria Group, Inc.	8,312	340,792
Procter & Gamble Co.	2,403	334,354
Eli Lilly & Co.	1,968	332,277
Kraft Heinz Co.	8,786	304,523
Molson Coors Beverage Co. — Class B	6,477	292,695
Gilead Sciences, Inc.	5,013	292,057
CVS Health Corp.	4,219	288,158
United Rentals, Inc.*	1,205	279,452
McKesson Corp.	1,572	273,402
AmerisourceBergen Corp. — Class A	2,796	273,337
Anthem, Inc.	819	262,973
Quanta Services, Inc.	3,639	262,081
General Mills, Inc.	4,431	260,543
Cigna Corp.	1,126	234,411
Humana, Inc.	571	234,264
Alexion Pharmaceuticals, Inc.*	1,488	232,485
DaVita, Inc.*	1,878	220,477
HCA Healthcare, Inc.	1,286	211,496
PayPal Holdings, Inc.*	857	200,709
Laboratory Corporation of America Holdings*	922	187,673
Vertex Pharmaceuticals, Inc.*	708	167,329
Tyson Foods, Inc. — Class A	2,398	154,527
Cardinal Health, Inc.	2,868	153,610
Becton Dickinson and Co.	589	147,379
Kroger Co.	4,568	145,080
Kimberly-Clark Corp.	1,062	143,189
Universal Health Services, Inc. — Class B	964	132,550
Biogen, Inc.*	532	130,266
J M Smucker Co.	1,102	127,391
Regeneron Pharmaceuticals, Inc.*	259	125,125
Colgate-Palmolive Co.	1,432	122,450
Conagra Brands, Inc.	3,240	117,482
Campbell Soup Co.	2,223	107,482
Quest Diagnostics, Inc.	862	102,725
Total Consumer, Non-cyclical		11,503,069

Technology - 4.0%
Apple, Inc.	17,061	2,263,824
Microsoft Corp.	8,059	1,792,483
Intel Corp.	10,123	504,328
International Business Machines Corp.	3,898	490,680
Broadcom, Inc.	1,062	464,997
Oracle Corp.	6,385	413,045
Cerner Corp.	5,014	393,499
Texas Instruments, Inc.	2,391	392,435
Seagate Technology plc	5,584	347,102
HP, Inc.	12,188	299,703
NetApp, Inc.	4,363	289,005
Applied Materials, Inc.	2,456	211,953
Accenture plc — Class A	764	199,564
QUALCOMM, Inc.	1,270	193,472
NVIDIA Corp.	326	170,237
KLA Corp.	634	164,149
Cognizant Technology Solutions Corp. — Class A	1,925	157,754
Micron Technology, Inc.*	2,070	155,622
Microchip Technology, Inc.	906	125,127
Advanced Micro Devices, Inc.*	763	69,975
Total Technology		9,098,954

Communications - 2.8%
Amazon.com, Inc.*	444	1,446,077
Alphabet, Inc. — Class C*	675	1,182,519
Verizon Communications, Inc.	10,647	625,511
Facebook, Inc. — Class A*	2,244	612,971
Cisco Systems, Inc.	13,335	596,741
Comcast Corp. — Class A	6,049	316,968
AT&T, Inc.	10,820	311,183
T-Mobile US, Inc.*	2,068	278,870
Juniper Networks, Inc.	11,295	254,251
Motorola Solutions, Inc.	1,085	184,515
Walt Disney Co.*	954	172,846
Corning, Inc.	3,846	138,456
Omnicom Group, Inc.	2,219	138,399
eBay, Inc.	2,525	126,881
Total Communications		6,386,188

Financial - 1.5%
Berkshire Hathaway, Inc. — Class B*	2,502	580,139
JPMorgan Chase & Co.	3,606	458,215
Bank of America Corp.	13,585	411,761
MetLife, Inc.	8,105	380,530
Allstate Corp.	2,748	302,087
Visa, Inc. — Class A	1,309	286,318
Travelers Companies, Inc.	1,460	204,940
Western Union Co.	9,150	200,751
Mastercard, Inc. — Class A	494	176,328
Ameriprise Financial, Inc.	811	157,602
Hartford Financial Services Group, Inc.	2,924	143,217
Aflac, Inc.	2,410	107,173
Total Financial		3,409,061

Consumer, Cyclical - 1.0%
Lowe’s Companies, Inc.	2,638	423,425
Best Buy Company, Inc.	2,533	252,768
AutoZone, Inc.*	206	244,201
Walmart, Inc.	1,666	240,154
Genuine Parts Co.	2,311	232,094
PACCAR, Inc.	2,025	174,717
Lennar Corp. — Class A	2,061	157,110
PulteGroup, Inc.	3,540	152,645
Cummins, Inc.	560	127,176

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value
LKQ Corp.*	3,282	$115,657
General Motors Co.	2,492	103,767
Whirlpool Corp.	568	102,518
Total Consumer, Cyclical		2,326,232

Industrial - 0.9%
TE Connectivity Ltd.	3,126	378,465
Caterpillar, Inc.	1,282	233,350
Lockheed Martin Corp.	638	226,477
3M Co.	1,284	224,430
General Dynamics Corp.	1,437	213,855
Snap-on, Inc.	1,237	211,700
Textron, Inc.	3,492	168,768
General Electric Co.	13,933	150,477
Waters Corp.*	603	149,194
Northrop Grumman Corp.	415	126,459
Huntington Ingalls Industries, Inc.	640	109,107
Total Industrial		2,192,282

Utilities - 0.3%
Evergy, Inc.	5,349	296,923
Public Service Enterprise Group, Inc.	3,550	206,965
PPL Corp.	5,082	143,312
Exelon Corp.	2,948	124,465
Total Utilities		771,665

Total Common Stocks
(Cost $29,784,065)		35,687,451

MUTUAL FUNDS† - 77.6%
Guggenheim Strategy Fund III[1]	2,291,485	57,516,275
Guggenheim Variable Insurance Strategy Fund III[1]	2,290,586	57,356,264
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	4,727,161	47,177,063
Guggenheim Strategy Fund II1	665,081	16,600,429
Total Mutual Funds
(Cost $177,551,558)		178,650,031

MONEY MARKET FUND† - 6.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	14,478,785	14,478,785
Total Money Market Fund
(Cost $14,478,785)		14,478,785

Total Investments - 99.4%
(Cost $221,814,408)		$228,816,267
Other Assets & Liabilities, net - 0.6%		1,271,473
Total Net Assets - 100.0%		$230,087,740

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	11	Mar 2021	$2,059,338	$31,340

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	S&P 500 Total Return Index	0.41% (3 Month USD LIBOR + 0.18%)	At Maturity	04/07/21	24,965	$193,689,455	$21,689,692

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
SERIES A (STYLEPLUS—LARGE CORE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,687,451	$—	$—	$35,687,451
Mutual Funds	178,650,031	—	—	178,650,031
Money Market Fund	14,478,785	—	—	14,478,785
Equity Futures Contracts**	31,340	—	—	31,340
Equity Index Swap Agreements**	—	21,689,692	—	21,689,692
Total Assets	$228,847,607	$21,689,692	$—	$250,537,299

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$12,015,307	$14,544,441	$(10,080,012)	$(11,823)	$132,516	$16,600,429	665,081	$187,525
Guggenheim Strategy Fund III	61,933,211	1,102,018	(6,330,471)	(93,034)	904,551	57,516,275	2,291,485	1,098,471
Guggenheim Ultra Short Duration Fund — Institutional Class	17,010,235	54,270,487	(24,876,972)	208,461	564,852	47,177,063	4,727,161	426,910
Guggenheim Variable Insurance Strategy Fund III	69,062,402	1,083,539	(13,356,679)	(197,053)	764,055	57,356,264	2,290,586	1,081,281
	$160,021,155	$71,000,485	$(54,644,134)	$(93,449)	$2,365,974	$178,650,031		$2,794,187

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $44,262,850)	$50,166,236
Investments in affiliated issuers, at value (cost $177,551,558)	178,650,031
Segregated cash with broker	121,000
Unrealized appreciation on OTC swap agreements	21,689,692
Prepaid expenses	13,199
Receivables:
Fund shares sold	276,035
Dividends	258,993
Variation margin on futures contracts	11,027
Interest	104
Total assets	251,186,317

Liabilities:
Overdraft due to custodian bank	692
Segregated cash due to broker	20,290,000
Payable for:
Securities purchased	229,846
Swap settlement	171,897
Fund shares redeemed	124,499
Management fees	71,837
Distribution and service fees	47,829
Trustees’ fees*	18,077
Fund accounting/administration fees	16,196
Transfer agent/maintenance fees	2,261
Miscellaneous	125,443
Total liabilities	21,098,577
Commitments and contingent liabilities (Note 13)	—
Net assets	$230,087,740

Net assets consist of:
Paid in capital	$174,948,483
Total distributable earnings (loss)	55,139,257
Net assets	$230,087,740
Capital shares outstanding	4,659,032
Net asset value per share	$49.39

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$760,633
Dividends from securities of affiliated issuers	2,794,187
Interest	33,046
Total investment income	3,587,866

Expenses:
Management fees	1,525,571
Distribution and service fees	508,524
Transfer agent/maintenance fees	25,242
Fund accounting/administration fees	154,865
Professional fees	82,102
Interest expense	24,064
Trustees’ fees*	21,814
Custodian fees	18,466
Line of credit fees	5,513
Miscellaneous	112,423
Total expenses	2,478,584
Less:
Expenses reimbursed by Adviser	(7,431)
Expenses waived by Adviser	(685,598)
Earnings credits applied	(1,837)
Total waived/reimbursed expenses	(694,866)
Net expenses	1,783,718
Net investment income	1,804,148

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(133,158)
Investments in affiliated issuers	(93,449)
Swap agreements	25,117,473
Futures contracts	2,478,294
Net realized gain	27,369,160
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	671,240
Investments in affiliated issuers	2,365,974
Swap agreements	3,792,004
Futures contracts	15,523
Net change in unrealized appreciation (depreciation)	6,844,741
Net realized and unrealized gain	34,213,901
Net increase in net assets resulting from operations	$36,018,049

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,804,148	$3,421,328
Net realized gain on investments	27,369,160	10,837,317
Net change in unrealized appreciation (depreciation) on investments	6,844,741	39,670,957
Net increase in net assets resulting from operations	36,018,049	53,929,602

Distributions to shareholders	(12,350,787)	(15,823,058)

Capital share transactions:
Proceeds from sale of shares	4,825,074	2,928,839
Distributions reinvested	12,350,787	15,823,058
Cost of shares redeemed	(28,837,836)	(29,420,471)
Net decrease from capital share transactions	(11,661,975)	(10,668,574)
Net increase in net assets	12,005,287	27,437,970

Net assets:
Beginning of year	218,082,453	190,644,483
End of year	$230,087,740	$218,082,453

Capital share activity:
Shares sold	113,612	70,822
Shares issued from reinvestment of distributions	294,839	387,345
Shares redeemed	(678,666)	(709,256)
Net decrease in shares	(270,215)	(251,089)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$44.24	$36.80	$45.50	$38.20	$34.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.38	.68	.83	.62	.46
Net gain (loss) on investments (realized and unrealized)	7.46	10.06	(3.10)	7.76	4.09
Total from investment operations	7.84	10.74	(2.27)	8.38	4.55
Less distributions from:
Net investment income	(.74)	(.91)	(.75)	(.50)	(.32)
Net realized gains	(1.95)	(2.39)	(5.68)	(.58)	(.37)
Total distributions	(2.69)	(3.30)	(6.43)	(1.08)	(.69)
Net asset value, end of period	$49.39	$44.24	$36.80	$45.50	$38.20

Total Return[b]	18.78%	29.97%	(6.56%)	22.22%	13.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$230,088	$218,082	$190,644	$251,795	$223,705
Ratios to average net assets:
Net investment income (loss)	0.88%	1.65%	1.89%	1.48%	1.31%
Total expenses[c]	1.22%	1.27%	1.26%	1.12%	0.93%
Net expenses[d,e,f]	0.89%	0.95%	0.97%	0.91%	0.93%
Portfolio turnover rate	63%	41%	45%	44%	43%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
0.87%	0.89%	0.91%	0.90%	0.93%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
—	—	0.02%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2020

To Our Shareholders:

The Series B (Large Cap Value Series) is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2020.

For the year ended December 31, 2020, Series B (Large Cap Value Series) returned 2.21%, compared with the Russell 1000® Value Index, which returned 2.80%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Dominating the market for the period was the strong outperformance of growth versus value stocks, despite occasional signs that the situation might be ready to turn. Significant monetary and fiscal stimulus and the low-rate environment helped multiples of growth stocks expand more than those of value stocks, leading to stocks with extreme valuations to experience continued multiple expansion.

The Information Technology sector was the bright spot for the Fund for the period, along with lesser contributions from Materials and Health Care. Performance was aided by relative contributions from Energy, where the Fund’s holdings—despite a negative return overall—strongly outperformed those in the benchmark. Information Technology benefited from an overweight, the Fund’s largest relative to the benchmark, and strong selection, especially in Apple Computer, Micron Technology, and Intel. Top individual contributors included Olin Corp. and Westlake Chemical Corp. in the Materials space and Alexion Pharmaceuticals in Health Care.

The Energy sector in the Fund relatively outperformed that in the benchmark, but its slightly larger allocation detracted from performance. Leading individual contributors were Range Resources and Cabot Oil & Gas, which benefited from firming in natural gas prices. Marathon Oil was a major sector detractor.

Sectors detracting from performance included Financials and Utilities. The Fund’s Financials holdings underperformed those in the benchmark, and the impact was magnified by the sector’s large weighting, the largest in both the Fund and the benchmark. Major banks such as Wells Fargo and Citigroup were large detractors due to perceived weaker economic activity as a result of COVID, and the Fed’s lowering of interest rates in reaction to the pandemic. In Utilities, the Fund was hurt by having little exposure to the better-performing renewables space, which also had higher valuations and thus did not possess value characteristics sought by the Fund.

A large individual detractor was Staples company Tyson Foods, which fell as thousands of its employees tested positive for COVID during the summer.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, the size of companies it owns is typically smaller, given their often-better growth opportunities.

At the end of the period, the Fund’s largest sector overweights on average relative to the benchmark were in Tech and Health Care. The Fund’s largest sector underweights were in Industrials and Consumer Staples.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2020

Portfolio and Market Outlook

The market outlook is indeed murkier than usual. The expectation of a government and a Federal Reserve willing to do whatever is necessary to help the economy and the markets will need to meet the growing limitations that an increasingly indebted nation must eventually face. However, near term benefits of stimulus money and a Federal Reserve willing to commit to near zero interest rates for an indefinite period suggest a buoyant near-term outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

SERIES B (LARGE CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	2.8%
Micron Technology, Inc.	2.6%
JPMorgan Chase & Co.	2.5%
Citigroup, Inc.	2.3%
Berkshire Hathaway, Inc. — Class B	2.2%
Johnson & Johnson	2.2%
Comcast Corp. — Class A	2.1%
Pfizer, Inc.	2.1%
Walmart, Inc.	1.8%
Exelon Corp.	1.7%
Top Ten Total	22.3%

“Ten Largest Holdings” excludes any temporary cash investments.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Series B (Large Cap Value Series)	2.21%	9.63%	9.21%
Russell 1000 Value Index	2.80%	9.74%	10.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	December 31, 2020
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 96.8%

Financial - 24.1%
JPMorgan Chase & Co.	40,704	$5,172,257
Citigroup, Inc.	78,919	4,866,146
Berkshire Hathaway, Inc. — Class B*	20,208	4,685,629
Bank of America Corp.	112,828	3,419,817
Allstate Corp.	23,741	2,609,848
Wells Fargo & Co.	78,884	2,380,719
Morgan Stanley	34,665	2,375,592
Voya Financial, Inc.	38,150	2,243,602
MetLife, Inc.	45,139	2,119,276
Prudential Financial, Inc.	25,393	1,982,432
Principal Financial Group, Inc.	37,840	1,877,242
Synovus Financial Corp.	54,552	1,765,848
Hartford Financial Services Group, Inc.	34,287	1,679,377
Loews Corp.	36,285	1,633,551
Zions Bancorp North America	36,234	1,574,005
Charles Schwab Corp.	27,103	1,437,543
Medical Properties Trust, Inc. REIT	65,452	1,426,199
Mastercard, Inc. — Class A	3,197	1,141,137
Regions Financial Corp.	70,117	1,130,286
Park Hotels & Resorts, Inc. REIT	64,125	1,099,744
KeyCorp	64,668	1,061,202
Jones Lang LaSalle, Inc.*	4,866	721,968
American International Group, Inc.	18,813	712,260
BOK Financial Corp.	9,366	641,384
Gaming and Leisure Properties, Inc. REIT	12,532	531,357
Total Financial		50,288,421

Consumer, Non-cyclical - 18.7%
Johnson & Johnson	28,659	4,510,353
Pfizer, Inc.	116,819	4,300,107
HCA Healthcare, Inc.	18,846	3,099,413
McKesson Corp.	16,663	2,898,029
Humana, Inc.	6,970	2,859,582
Quest Diagnostics, Inc.	22,092	2,632,703
Archer-Daniels-Midland Co.	52,046	2,623,639
Medtronic plc	21,543	2,523,547
Tyson Foods, Inc. — Class A	34,884	2,247,925
Zimmer Biomet Holdings, Inc.	13,693	2,109,954
Encompass Health Corp.	25,501	2,108,678
Bunge Ltd.	25,800	1,691,964
Merck & Company, Inc.	20,657	1,689,743
Amgen, Inc.	6,861	1,577,481
Alexion Pharmaceuticals, Inc.*	6,589	1,029,466
Ingredion, Inc.	13,001	1,022,789
Total Consumer, Non-cyclical		38,925,373

Communications - 9.8%
Verizon Communications, Inc.	99,873	5,867,539
Comcast Corp. — Class A	82,304	4,312,730
F5 Networks, Inc.*	12,607	2,218,075
Cisco Systems, Inc.	46,985	2,102,579
Alphabet, Inc. — Class A*	859	1,505,518
Walt Disney Co.*	8,284	1,500,895
T-Mobile US, Inc.*	8,893	1,199,221
Juniper Networks, Inc.	43,590	981,211
AT&T, Inc.	24,582	706,978
Total Communications		20,394,746

Consumer, Cyclical - 9.7%
Walmart, Inc.	26,728	3,852,841
Southwest Airlines Co.	47,188	2,199,433
Lear Corp.	12,115	1,926,648
LKQ Corp.*	49,954	1,760,379
DR Horton, Inc.	25,375	1,748,845
PACCAR, Inc.	20,253	1,747,429
Home Depot, Inc.	5,978	1,587,876
Penske Automotive Group, Inc.	24,754	1,470,140
PVH Corp.	14,248	1,337,745
Kohl’s Corp.	32,758	1,332,923
Ralph Lauren Corp. — Class A	11,569	1,200,168
Total Consumer, Cyclical		20,164,427

Industrial - 8.0%
Honeywell International, Inc.	16,613	3,533,585
Owens Corning	30,831	2,335,756
Johnson Controls International plc	46,562	2,169,324
Knight-Swift Transportation Holdings, Inc.	46,371	1,939,235
Curtiss-Wright Corp.	14,040	1,633,554
FedEx Corp.	6,009	1,560,057
Valmont Industries, Inc.	7,628	1,334,366
General Electric Co.	97,873	1,057,028
L3Harris Technologies, Inc.	5,536	1,046,415
Total Industrial		16,609,320

Technology - 7.7%
Micron Technology, Inc.*	72,631	5,460,399
Skyworks Solutions, Inc.	19,813	3,029,011
Qorvo, Inc.*	13,783	2,291,699
Apple, Inc.	16,014	2,124,898
Intel Corp.	22,852	1,138,487
Amdocs Ltd.	15,609	1,107,146
Cerner Corp.	12,890	1,011,607
Total Technology		16,163,247

Utilities - 7.6%
Exelon Corp.	84,432	3,564,719
Public Service Enterprise Group, Inc.	56,473	3,292,376
Edison International	48,175	3,026,354
Duke Energy Corp.	21,954	2,010,108
Pinnacle West Capital Corp.	23,291	1,862,116
NiSource, Inc.	51,045	1,170,972
PPL Corp.	33,862	954,908
Total Utilities		15,881,553

Basic Materials - 6.2%
Huntsman Corp.	123,085	3,094,357
Westlake Chemical Corp.	30,967	2,526,907
Olin Corp.	90,597	2,225,062
Nucor Corp.	38,756	2,061,432
DuPont de Nemours, Inc.	18,012	1,280,833
Reliance Steel & Aluminum Co.	10,519	1,259,650

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value
Dow, Inc.	9,877	$548,174
Total Basic Materials		12,996,415

Energy - 5.0%
Chevron Corp.	36,592	3,090,194
ConocoPhillips	55,659	2,225,804
Cabot Oil & Gas Corp. — Class A	91,049	1,482,278
Exxon Mobil Corp.	26,250	1,082,025
Marathon Oil Corp.	158,094	1,054,487
Parsley Energy, Inc. — Class A	56,789	806,404
Range Resources Corp.*	107,163	717,992
Total Energy		10,459,184

Total Common Stocks
(Cost $162,905,367)		201,882,686

EXCHANGE-TRADED FUNDS† - 1.1%
iShares Russell 1000 Value ETF	16,114	2,203,267
Total Exchange-Traded Funds
(Cost $2,092,872)		2,203,267

MONEY MARKET FUND† - 1.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	3,824,344	3,824,344
Total Money Market Fund
(Cost $3,824,344)		3,824,344

Total Investments - 99.7%
(Cost $168,822,583)		$207,910,297
Other Assets & Liabilities, net - 0.3%		637,400
Total Net Assets - 100.0%		$208,547,697

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of December 31, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$201,882,686	$—	$—	$201,882,686
Exchange-Traded Funds	2,203,267	—	—	2,203,267
Money Market Fund	3,824,344	—	—	3,824,344
Total Assets	$207,910,297	$—	$—	$207,910,297

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SERIES B (LARGE CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value (cost $168,822,583)	$207,910,297
Prepaid expenses	6,014
Receivables:
Securities sold	1,199,458
Dividends	241,270
Interest	24
Fund shares sold	8
Total assets	209,357,071

Liabilities:
Payable for:
Securities purchased	456,073
Fund shares redeemed	149,880
Management fees	71,210
Distribution and service fees	43,821
Fund accounting/administration fees	14,615
Trustees’ fees*	5,815
Transfer agent/maintenance fees	2,273
Miscellaneous	65,687
Total liabilities	809,374
Commitments and contingent liabilities (Note 13)	—
Net assets	$208,547,697

Net assets consist of:
Paid in capital	$164,746,610
Total distributable earnings (loss)	43,801,087
Net assets	$208,547,697
Capital shares outstanding	5,544,347
Net asset value per share	$37.61

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends	$6,061,440
Interest	13,902
Total investment income	6,075,342

Expenses:
Management fees	1,237,745
Distribution and service fees	476,055
Transfer agent/maintenance fees	25,234
Fund accounting/administration fees	145,741
Professional fees	74,455
Trustees’ fees*	22,224
Custodian fees	6,190
Line of credit fees	5,109
Miscellaneous	89,313
Total expenses	2,082,066
Less:
Expenses waived by Adviser	(569,190)
Net expenses	1,512,876
Net investment income	4,562,466

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,794,553
Net realized gain	1,794,553
Net change in unrealized appreciation (depreciation) on:
Investments	(5,308,681)
Net change in unrealized appreciation (depreciation)	(5,308,681)
Net realized and unrealized loss	(3,514,128)
Net increase in net assets resulting from operations	$1,048,338

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,562,466	$4,036,022
Net realized gain on investments	1,794,553	15,885,112
Net change in unrealized appreciation (depreciation) on investments	(5,308,681)	23,033,020
Net increase in net assets resulting from operations	1,048,338	42,954,154

Distributions to shareholders	(17,232,283)	(17,179,352)

Capital share transactions:
Proceeds from sale of shares	11,205,807	10,450,047
Distributions reinvested	17,232,283	17,179,352
Cost of shares redeemed	(30,674,259)	(33,603,539)
Net decrease from capital share transactions	(2,236,169)	(5,974,140)
Net increase (decrease) in net assets	(18,420,114)	19,800,662

Net assets:
Beginning of year	226,967,811	207,167,149
End of year	$208,547,697	$226,967,811

Capital share activity:
Shares sold	310,192	272,332
Shares issued from reinvestment of distributions	540,197	454,721
Shares redeemed	(902,732)	(863,141)
Net decrease in shares	(52,343)	(136,088)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SERIES B (LARGE CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$40.55	$36.14	$43.36	$39.08	$33.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.82	.72	.65	.48	.50
Net gain (loss) on investments (realized and unrealized)	(.51)	6.93	(4.42)	5.52	6.48
Total from investment operations	.31	7.65	(3.77)	6.00	6.98
Less distributions from:
Net investment income	(.74)	(.72)	(.58)	(.53)	(.61)
Net realized gains	(2.51)	(2.52)	(2.87)	(1.19)	(.49)
Total distributions	(3.25)	(3.24)	(3.45)	(1.72)	(1.10)
Net asset value, end of period	$37.61	$40.55	$36.14	$43.36	$39.08

Total Return[b]	2.21%	21.82%	(9.53%)	15.81%	21.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$208,548	$226,968	$207,167	$269,258	$260,692
Ratios to average net assets:
Net investment income (loss)	2.40%	1.86%	1.54%	1.17%	1.44%
Total expenses[c]	1.09%	1.07%	1.07%	1.02%	0.82%
Net expenses[d,e]	0.79%	0.80%	0.80%	0.81%	0.82%
Portfolio turnover rate	19%	32%	21%	27%	44%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
0.79%	0.80%	0.80%	0.79%	0.82%

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2020

To Our Shareholders:

The Series D (World Equity Income Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Evan Einstein, Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2020.

For the one-year period ended December 31, 2020, Series D (World Equity Income Series) returned 6.65%, compared with the 15.90% return of its benchmark, the MSCI World Index.

Performance Review

The Fund underperformed the Index but delivered on its mandate to provide current equity income while providing a stable long-term total return. During the year, the Fund balanced generating income while doing so with lower risk than the benchmark. The Fund tends to underperform in times of strong market gains.

The trailing twelve month income distribution yield of the Fund was 2.72%* as of the end of the period. Besides helping investors navigate the declining rate environment; being cognizant of companies with unsustainable dividends is one of the primary drivers for the Fund’s track record relative to peers.

The tactical currency hedge, which helps to reduce volatility and is achieved via currency futures contracts, contributed to performance this year, as the dollar was strong during the first half of the year despite some choppy periods for key exchange rates.

The Fund had negative selection attribution but positive allocation. Information Technology made the biggest contribution to selection performance as growth names led the market for much of the period. Leading detractors in selection were Consumer Discretionary and Consumer Staples.

From a complete sector attribution standpoint, the contribution from Energy led overall relative performance. And the fund’s largest weighted sector, Information Technology, had the largest absolute portfolio contribution. The biggest relative detractor was Consumer Discretionary, the largest relative underweight.

From a country perspective, the Fund benefited most from its underweight in France and Germany and from its overweight in Denmark and Switzerland. The lower weight and lower performance of the Fund’s U.S. holdings as compared with the benchmark was a significant detractor, as were the Fund’s Japan and Canada holdings.

The panic spawned by COVID-19 earlier in the year seemed to be less of a concern at period end, as central banks worked to prop up the markets. Relief set in over the summer, and growth companies, especially in Technology, propelled markets higher, as did Consumer Discretionary, Telecommunication Services, and Materials. The Fund leaned into this shift, and these sectors were the top-returning ones in the Fund for the year. The top individual holdings for the year were Apple Computer and Amazon.com. The leading detractors from return were Sysco and Exxon Mobil, hurt by an overall downturn in energy.

Portfolio Positioning

Although lagging the MSCI World Index in each quarter, the Fund delivered positive performance for three of four quarters. Compared with the Index, the Fund is positioned more cautiously, as we question whether the recent ascent will continue for much longer. The fund also continued to invest more in positions with higher yields than the benchmark. Over the year, on average, the weight in Telecommunications Services increased the most, while Health Care decreased the most.

We believe global equities remain a critical allocation in investors’ portfolios. To prepare for the future and the uncertainty it brings, investors often benefit from seeking out dividend yield, but should avoid reaching for yield that may be excessive or unsustainable.

*	Calculated by taking the most recent annual income distribution and dividing by the NAV per share as of 12/31/2020. This rate does not represent the total return of a fund.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

SERIES D (WORLD EQUITY INCOME SERIES)

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

At December 31, 2020, the investment diversification of the Fund by Country was as follows:

Country	% of Long-Term Investments
United States	61.7%
Japan	4.9%
United Kingdom	4.0%
Sweden	4.0%
Denmark	3.6%
Switzerland	3.0%
Netherlands	3.0%
Other	15.8%
Total Long-Term Investments	100.0%

Inception Date: April 19, 1984

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.1%
Amazon.com, Inc.	2.8%
Microsoft Corp.	2.6%
Alphabet, Inc. — Class C	1.5%
Mastercard, Inc. — Class A	1.4%
ASML Holding N.V.	1.3%
Rio Tinto plc	1.2%
Costco Wholesale Corp.	1.1%
PepsiCo, Inc.	1.1%
Merck & Company, Inc.	1.1%
Top Ten Total	17.2%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Series D (World Equity Income Series)	6.65%	8.59%	6.31%
MSCI World Index	15.90%	12.19%	9.87%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	December 31, 2020
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value
COMMON STOCKS† - 96.7%

Financial - 20.6%
Mastercard, Inc. — Class A	4,800	$1,713,312
Citigroup, Inc.	21,000	1,294,860
Wells Fargo & Co.	42,100	1,270,578
DBS Group Holdings Ltd.††	61,700	1,170,349
Legal & General Group plc††	308,600	1,124,292
Oversea-Chinese Banking Corporation Ltd.††	142,200	1,084,644
Prudential Financial, Inc.	12,300	960,261
Simon Property Group, Inc. REIT	11,200	955,136
United Overseas Bank Ltd.††	53,700	916,138
Sumitomo Mitsui Financial Group, Inc.††	29,400	911,337
Medical Properties Trust, Inc. REIT	39,700	865,063
Annaly Capital Management, Inc. REIT	99,600	841,620
BOC Hong Kong Holdings Ltd.††	261,200	791,794
Zurich Insurance Group AG††	1,800	758,687
Daiwa House REIT Investment Corp.††	300	742,153
Admiral Group plc††	18,400	727,351
AGNC Investment Corp. REIT	45,500	709,800
VEREIT, Inc.	18,780	709,696
Mitsubishi UFJ Financial Group, Inc.††	158,600	702,214
Synchrony Financial	18,700	649,077
Banque Cantonale Vaudoise††	5,900	642,316
AvalonBay Communities, Inc. REIT	4,000	641,720
Vornado Realty Trust REIT	16,400	612,376
Citizens Financial Group, Inc.	16,000	572,160
Goldman Sachs Group, Inc.	2,100	553,791
Hang Seng Bank Ltd.††	29,300	505,685
Equity Residential REIT	8,500	503,880
NN Group N.V.††	10,700	462,657
KeyCorp	26,700	438,147
Capital One Financial Corp.	3,500	345,975
New World Development Company Ltd.††	73,300	341,038
Tryg A/S††	10,700	336,549
Bank of America Corp.	10,700	324,317
AXA S.A.††	13,300	319,029
Public Storage REIT	1,100	254,023
Allstate Corp.	1,800	197,874
Total Financial		25,949,899

Consumer, Non-cyclical - 18.3%
PepsiCo, Inc.	9,400	1,394,020
Merck & Company, Inc.	16,700	1,366,060
Philip Morris International, Inc.	15,400	1,274,966
Genmab A/S*,††	2,700	1,094,903
AbbVie, Inc.	10,100	1,082,215
Roche Holding AG††	3,100	1,079,908
DexCom, Inc.*	2,900	1,072,188
Square, Inc. — Class A*	4,800	1,044,672
Vertex Pharmaceuticals, Inc.*	3,700	874,458
Tyson Foods, Inc. — Class A	12,500	805,500
Recruit Holdings Company Ltd.††	19,100	802,249
Kimberly-Clark Corp.	5,800	782,014
Procter & Gamble Co.	5,600	779,184
Sysco Corp.	10,400	772,304
Kraft Heinz Co.	21,400	741,724
Johnson & Johnson	4,300	676,734
Boston Scientific Corp.*	18,700	672,265
Novo Nordisk A/S — Class B††	9,500	662,755
WH Group Ltd.††,2	787,100	660,056
Colgate-Palmolive Co.	7,700	658,427
CVS Health Corp.	9,600	655,680
CoStar Group, Inc.*	600	554,568
Jazz Pharmaceuticals plc*	3,200	528,160
ABIOMED, Inc.*	1,600	518,720
Humana, Inc.	1,100	451,297
Archer-Daniels-Midland Co.	8,500	428,485
Kellogg Co.	5,800	360,934
Bristol-Myers Squibb Co.	5,100	316,353
HCA Healthcare, Inc.	1,600	263,136
Baxter International, Inc.	3,200	256,768
Incyte Corp.*	2,700	234,846
S&P Global, Inc.	600	197,238
Total Consumer, Non-cyclical		23,062,787

Technology - 16.2%
Apple, Inc.	29,800	3,954,162
Microsoft Corp.	14,800	3,291,816
ASML Holding N.V.††	3,400	1,646,534
Texas Instruments, Inc.	6,700	1,099,671
NVIDIA Corp.	2,100	1,096,620
Micron Technology, Inc.*	14,100	1,060,038
Advanced Micro Devices, Inc.*	11,300	1,036,323
Twilio, Inc. — Class A*	2,900	981,650
Seagate Technology plc	15,600	969,696
ASM Pacific Technology Ltd.††	59,300	783,193
International Business Machines Corp.	5,900	742,692
salesforce.com, Inc.*	3,200	712,096
Western Digital Corp.	11,200	620,368
Lam Research Corp.	1,300	613,951
SAP AG††	3,700	479,316
Oracle Corporation Japan††	2,900	378,025
Hewlett Packard Enterprise Co.	26,700	316,395
Tokyo Electron Ltd.††	800	298,848
Square Enix Holdings Company Ltd.††	4,600	278,898
Total Technology		20,360,292

Industrial - 9.6%
3M Co.	7,100	1,241,009
Atlas Copco AB — Class A††	21,100	1,084,831
DSV PANALPINA A/S††	6,100	1,025,243
Lockheed Martin Corp.	2,700	958,446
Kone Oyj — Class B††	11,200	912,762
Northrop Grumman Corp.	2,600	792,272
Husqvarna AB — Class B††	56,100	728,308
Illinois Tool Works, Inc.	3,000	611,640
Investment AB Latour — Class B††	23,700	574,272
CRH plc ADR††	13,300	565,718
Venture Corporation Ltd.††	35,000	515,113
Keyence Corp.††	900	506,260
Deutsche Post AG††	10,100	500,412
Waste Management, Inc.	3,900	459,927

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value
Packaging Corporation of America	3,000	$413,730
Komatsu Ltd.††	13,100	361,534
Siemens AG††	2,100	302,559
ROCKWOOL International A/S — Class B††	800	299,424
SKF AB — Class B††	10,700	278,500
Total Industrial		12,131,960

Basic Materials - 8.1%
Rio Tinto plc††	20,300	1,527,830
Givaudan S.A.††	300	1,269,462
LyondellBasell Industries N.V. — Class A	12,800	1,173,248
FMC Corp.	7,700	884,961
UPM-Kymmene Oyj††	22,600	842,961
Nucor Corp.	15,700	835,083
Boliden AB††	21,400	759,472
Steel Dynamics, Inc.	18,600	685,782
Fortescue Metals Group Ltd.††	35,300	637,751
Koninklijke DSM N.V.††	2,400	412,814
Arkema S.A.††	2,700	309,002
Covestro AG††,2	4,800	295,804
Novozymes A/S — Class B††	5,000	284,818
Johnson Matthey plc††	8,000	264,947
Total Basic Materials		10,183,935

Communications - 7.8%
Amazon.com, Inc.*	1,100	3,582,623
Alphabet, Inc. — Class C*	1,081	1,893,782
ViacomCBS, Inc. — Class B	23,000	856,980
Facebook, Inc. — Class A*	3,035	829,041
Lumen Technologies, Inc.	59,100	576,225
Kakaku.com, Inc.††	21,000	574,835
ZOZO, Inc.††	20,700	509,925
HKT Trust & HKT Ltd.††	336,700	436,697
Twitter, Inc.*	5,300	286,995
Netflix, Inc.*	500	270,365
Total Communications		9,817,468

Utilities - 7.2%
Southern Co.	17,200	1,056,596
FirstEnergy Corp.	33,100	1,013,191
PPL Corp.	32,200	908,040
Exelon Corp.	18,600	785,292
Orsted A/S††,2	3,700	757,088
Duke Energy Corp.	7,400	677,544
Sempra Energy	5,300	675,273
Vistra Corp.	33,700	662,542
Fortum Oyj††	26,500	640,373
UGI Corp.	16,000	559,360
NRG Energy, Inc.	13,300	499,415
CLP Holdings Ltd.††	51,800	478,999
Enagas S.A.††	16,300	358,668
Total Utilities		9,072,381

Consumer, Cyclical - 5.6%
Costco Wholesale Corp.	3,700	1,394,086
Evolution Gaming Group AB††,2	10,400	1,045,913
Walgreens Boots Alliance, Inc.	20,600	821,528
Carnival Corp.	32,000	693,120
Berkeley Group Holdings plc††	10,400	672,638
Autoliv, Inc.	6,700	617,070
Home Depot, Inc.	2,100	557,802
Electrolux AB††	21,400	498,081
Persimmon plc††	8,000	301,846
Tesla, Inc.*	300	211,701
Cie Generale des Etablissements Michelin SCA — Class B††	1,600	206,052
Total Consumer, Cyclical		7,019,837

Energy - 2.6%
Schlumberger N.V.	50,900	1,111,147
Marathon Petroleum Corp.	26,500	1,096,040
Valero Energy Corp.	13,500	763,695
BP plc††	106,800	368,483
Total Energy		3,339,365

Diversified - 0.7%
CK Hutchison Holdings Ltd.††	132,300	923,741

Total Common Stocks
(Cost $100,451,084)		121,861,665

PREFERRED STOCKS† - 1.3%
Consumer, Cyclical - 1.3%
Porsche Automobil Holding SE	11,600	801,453
Volkswagen AG ††	4,200	785,071
Total Consumer, Cyclical		1,586,524

Total Preferred Stocks
(Cost $1,524,306)		1,586,524

EXCHANGE-TRADED FUNDS† - 1.1%
SPDR S&P 500 ETF Trust	1,788	668,498
iShares MSCI EAFE ETF	9,041	659,631
Total Exchange-Traded Funds
(Cost $1,307,057)		1,328,129

MONEY MARKET FUND† - 0.5%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.01%[1]	682,839	682,839
Total Money Market Fund
(Cost $682,839)		682,839

Total Investments - 99.6%
(Cost $103,965,286)		$125,459,157
Other Assets & Liabilities, net - 0.4%		547,526
Total Net Assets - 100.0%		$126,006,683

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
SERIES D (WORLD EQUITY INCOME SERIES)

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of December 31, 2020.
[2]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,758,861 (cost $2,085,685), or 2.2% of total net assets.

ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$80,127,611	$41,734,054	$—	$121,861,665
Preferred Stocks	801,453	785,071	—	1,586,524
Exchange-Traded Funds	1,328,129	—	—	1,328,129
Money Market Fund	682,839	—	—	682,839
Total Assets	$82,940,032	$42,519,125	$—	$125,459,157

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value (cost $103,965,286)	$125,459,157
Cash	426
Prepaid expenses	4,400
Receivables:
Fund shares sold	296,382
Foreign tax reclaims	215,015
Dividends	208,651
Interest	3
Total assets	126,184,034

Liabilities:
Payable for:
Management fees	42,859
Professional fees	31,267
Distribution and service fees	26,230
Printing fees	23,447
Fund shares redeemed	19,866
Fund accounting/administration fees	9,847
Pricing fees	9,337
Trustees’ fees*	3,769
Transfer agent/maintenance fees	2,418
Miscellaneous	8,311
Total liabilities	177,351
Commitments and contingent liabilities (Note 13)	—
Net assets	$126,006,683

Net assets consist of:
Paid in capital	$106,384,815
Total distributable earnings (loss)	19,621,868
Net assets	$126,006,683
Capital shares outstanding	8,520,916
Net asset value per share	$14.79

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $266,240)	$3,028,935
Interest	2,797
Total investment income	3,031,732

Expenses:
Management fees	819,092
Distribution and service fees	292,533
Transfer agent/maintenance fees	25,317
Fund accounting/administration fees	93,028
Professional fees	64,867
Trustees’ fees*	20,126
Custodian fees	18,978
Line of credit fees	3,214
Miscellaneous	68,047
Total expenses	1,405,202
Less:
Expenses reimbursed by Adviser	(1,765)
Expenses waived by Adviser	(356,705)
Total waived/reimbursed expenses	(358,470)
Net expenses	1,046,732
Net investment income	1,985,000

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,846,003)
Futures contracts	242,617
Foreign currency transactions	36,511
Net realized loss	(3,566,875)
Net change in unrealized appreciation (depreciation) on:
Investments	8,215,243
Futures contracts	452
Foreign currency translations	16,107
Net change in unrealized appreciation (depreciation)	8,231,802
Net realized and unrealized gain	4,664,927
Net increase in net assets resulting from operations	$6,649,927

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,985,000	$3,090,907
Net realized gain (loss) on investments	(3,566,875)	1,990,953
Net change in unrealized appreciation (depreciation) on investments	8,231,802	20,186,786
Net increase in net assets resulting from operations	6,649,927	25,268,646

Distributions to shareholders	(4,694,939)	(10,799,071)

Capital share transactions:
Proceeds from sale of shares	2,006,847	1,377,569
Distributions reinvested	4,694,939	10,799,071
Cost of shares redeemed	(16,408,213)	(18,200,016)
Net decrease from capital share transactions	(9,706,427)	(6,023,376)
Net increase (decrease) in net assets	(7,751,439)	8,446,199

Net assets:
Beginning of year	133,758,122	125,311,923
End of year	$126,006,683	$133,758,122

Capital share activity:
Shares sold	149,287	99,244
Shares issued from reinvestment of distributions	362,544	796,979
Shares redeemed	(1,246,184)	(1,309,109)
Net decrease in shares	(734,353)	(412,886)

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$14.45	$12.96	$14.52	$12.98	$12.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.33	.33	.33	.37
Net gain (loss) on investments (realized and unrealized)	.66	2.36	(1.47)	1.60	.88
Total from investment operations	.88	2.69	(1.14)	1.93	1.25
Less distributions from:
Net investment income	(.40)	(.40)	(.42)	(.39)	(.39)
Net realized gains	(.14)	(.80)	—	—	—
Total distributions	(.54)	(1.20)	(.42)	(.39)	(.39)
Net asset value, end of period	$14.79	$14.45	$12.96	$14.52	$12.98

Total Return[b]	6.65%	21.40%	(8.17%)	15.06%	10.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$126,007	$133,758	$125,312	$161,111	$159,978
Ratios to average net assets:
Net investment income (loss)	1.70%	2.37%	2.29%	2.38%	2.92%
Total expenses[c]	1.20%	1.19%	1.17%	1.12%	0.91%
Net expenses[d,e]	0.89%	0.90%	0.90%	0.90%	0.91%
Portfolio turnover rate	196%	139%	134%	112%	43%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/20	12/31/19	12/31/18	12/31/17
0.89%	0.90%	0.90%	0.88%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2020

To Our Shareholders:

The Series E (Total Return Bond Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended December 31, 2020.

For the one-year period ended December 31, 2020, Total Return Bond Series E returned 14.21%, compared with the 7.51% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing primarily in high-quality, investment-grade fixed-income securities across multiple sectors. The Fund employs a relative-value sector allocation strategy, offering the opportunity to capitalize on total return potential created by changing market conditions.

The portfolio was defensively positioned coming into 2020 because we viewed the risk versus reward trade-off of owning corporate credit as unattractive, as economic momentum was stalling as we reached the later innings of the credit cycle. The Fund maintained a significant liquidity buffer and limited exposure to higher-risk asset classes. As spreads swung from cycle tights to near historically wide levels, the Fund profitably unwound credit protection credit default swap index hedges and took advantage of dislocations across corporate credit markets by adding both investment-grade and high-yield corporate exposure.

The resetting of valuations across most asset classes presented opportunities and prompted us to meaningfully increase the Fund’s credit beta. Beginning in mid-March, credit spreads reached levels that had rarely been wider, which completely changed the value proposition and upside/ downside risk of investing in credit. The most attractive categories of focus have been new issue investment-grade corporates, select opportunities in the high-yield and loan sectors, and secondary market opportunities in structured credit. Even as credit spreads retraced from their mid-March wides, they still presented attractive long-term value.

Over the 12-month period, investment-grade corporate credit was the largest contributor to Fund performance. Scale, revenue diversity, and several liquidity levers at their disposal continue to help investment-grade-rated companies weather the pandemic, and makes the sector an attractive place to allocate capital. Investment-grade companies have bolstered their balance sheets by terming out debt maturities at historically low interest rates. After a robust record supply in 2020, totaling roughly $1.8 trillion, street estimates for 2021 predict about $1.2 trillion in issuance, which should support a favorable technical backdrop for credit investors. The global search for yield remains strong and greater dollar liquidity has helped keep the cost of currency hedging for foreign investors low, so we continue to see robust overseas demand for U.S. credit. Headlines on election concerns, stimulus rhetoric, and increased COVID-19 cases all contributed to short term volatility. However, we believe the investment-grade corporate bond market will see buyers step in at wider levels and we anticipate spreads will trade relatively range bound into the new year.

Structured credit, which totaled a quarter of the Fund’s allocation at period end, added to performance. Improving sentiment toward broader market risk continued to flow into the structured credit markets. We continued to favor senior tranches, as subordinated positions may encounter further credit losses that are not yet priced in should the economic impact of COVID-19, coupled with a lack of a fiscal stimulus bill, persist. With that said, we see opportunities in whole-business asset-backed securities (“ABS”) financing for market-leading quick-service restaurant concepts, digital infrastructure securitizations, and select esoteric ABS that offer compelling yields with strong credit fundamentals.

Since the initial increase of borrowers in forbearance in April 2020, residential mortgage-backed securities’ credit performance stabilized, and spreads tightened. New-home starts accelerated past expectations during the third quarter of 2020, leading to more confidence within the sector. Mortgage credit performance will continue to be dependent on the broader economy, but most of the positions in the Fund are not reliant on a sustained recovery given that the exposure is significantly seasoned.

Since March 2020, the Fund added high-yield exposure in the higher quality portion of the market in particular, including in fallen angels. The U.S. Federal Reserve’s (the “Fed’s”) SMCCF program remained in place and continued to support the market mostly via the supportive sentiment it engenders as opposed to the total purchase volumes. The facility has not used the vast majority of its buying power and would likely step in if

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2020

credit volatility resurfaces. While new-issue supply has set all-time highs in 2020, as $400 billion has been issued in high yield, compared to $275 billion last year, investor demand has remained very strong. We opportunistically sourced high yield bonds for the portfolio, especially via the primary market, given the attractive relative yield pickup versus other sectors.

Overall duration ended the period at 7.5 years versus the benchmark’s duration of 6.1 years, and the positioning serves as a risk ballast to the strategy’s credit allocation. This is also consistent with our view that the Fed will be able to keep rates inside 10 years from rising substantially and the possibility of negative rates at some point. Past economic cycles, such as 2001 and 2009, have shown that it takes several years for U.S. Treasury yields to bottom.

The Fund used the following derivative types during the period: options, futures contracts, swap agreements, and forward foreign currency exchange contracts. Synthetic, over-the-counter instruments, tracking spreads on the 2Y-10Y constant maturity swap and presented as call options, were used for hedging purposes. Futures contracts were used to manage portfolio duration, for income, and for hedging purposes. Total return swap agreements were used for income. Interest rate swap agreements were used to manage portfolio duration and for hedging. Credit default swap agreements were used for hedging as well as to achieve index exposure to the broader investment grade and high yield credit markets. Forward foreign currency exchange contracts were used for income and hedging purposes. Derivatives used for hedging performed as expected. The use of derivatives contributed to Fund performance.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended December 31, 2020, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

SERIES E (TOTAL RETURN BOND SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: April 26, 1985

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Total Return Bond Fund — R6-Class	3.9%
Guggenheim Strategy Fund II	2.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.7%
U.S. Treasury Strips due 2/15/50	1.8%
Pershing Square Tontine Holdings, Ltd. — Class A	1.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	1.2%
iShares iBoxx High Yield Corporate Bond ETF	1.0%
Octagon Investment Partners 49 Ltd.	1.0%
Station Place Securitization Trust Series 2020-16, 1.14%	0.8%
SBA Tower Trust, 2.33%	0.7%
Top Ten Total	17.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Series E (Total Return Bond Series)	14.21%	6.59%	5.47%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	22.4%
AA	8.3%
A	11.6%
BBB	26.7%
BB	7.2%
B	4.9%
CCC	0.5%
CC	0.7%
C	0.2%
NR2	2.1%
Other Instruments	15.4%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2020
SERIES E (TOTAL RETURN BOND SERIES)

	Shares	Value
COMMON STOCKS† - 1.2%

Diversified - 1.2%
Pershing Square Tontine Holdings, Ltd. — Class A*	76,590	$2,123,075

Total Common Stocks
(Cost $1,483,472)		2,123,075

PREFERRED STOCKS†† - 1.2%
Financial - 1.2%
Wells Fargo & Co., 4.70%	16,000	422,080
Public Storage, 4.63%	14,400	390,816
Bank of America Corp., 4.38%*	12,000	318,600
American Financial Group, Inc., 4.50% due 09/15/60	10,000	278,700
First Republic Bank, 4.13%	6,000	158,640
CNO Financial Group, Inc., 5.13% due 11/25/60*	6,000	157,620
Assurant, Inc., 5.25% due 01/15/61*	4,000	109,440
W R Berkley Corp., 4.25% due 09/30/60	4,000	105,120
Selective Insurance Group, Inc., 4.60%*	4,000	103,360
Public Storage, 4.13%	3,200	86,816
Total Financial		2,131,192

Total Preferred Stocks
(Cost $1,990,000)		2,131,192

WARRANTS† - 0.0%
Pershing Square Tontine Holdings, Ltd.
$23.00, 07/24/25	8,510	81,696
Total Warrants
(Cost $48,328)		81,696

EXCHANGE-TRADED FUNDS† - 3.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF	34,090	4,708,852
iShares iBoxx High Yield Corporate Bond ETF	20,120	1,756,476
Total Exchange-Traded Funds
(Cost $5,891,665)		6,465,328

MUTUAL FUNDS† - 8.0%
Guggenheim Total Return Bond Fund — R6-Class[2]	234,783	6,977,737
Guggenheim Strategy Fund II2	204,222	5,097,370
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	208,818	2,084,004
Total Mutual Funds
(Cost $13,359,086)		14,159,111

MONEY MARKET FUND† - 1.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	2,111,910	2,111,910
Total Money Market Fund
(Cost $2,111,910)		2,111,910

	Face Amount
CORPORATE BONDS†† - 40.3%
Financial - 16.0%
American International Group, Inc.
3.40% due 06/30/30	$660,000	756,262
4.38% due 06/30/50	550,000	720,152
Wells Fargo & Co.
3.07% due 04/30/41[4]	1,100,000	1,196,579
2.57% due 02/11/31[4]	150,000	159,160
Citizens Financial Group, Inc.
3.25% due 04/30/30	1,110,000	1,250,858
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[5]	950,000	1,115,986
Pershing Square Holdings Ltd.
3.25% due 11/15/30[5]	1,000,000	1,012,950
Charles Schwab Corp.
4.00%[1,4]	500,000	526,250
5.38%[1,4]	400,000	445,500
Bank of America Corp.
2.59% due 04/29/31[4]	890,000	953,865
Reliance Standard Life Global Funding II
2.75% due 05/07/25[5]	800,000	848,553
Citigroup, Inc.
2.57% due 06/03/31[4]	590,000	628,857
4.00%[1,4]	200,000	205,250
Reinsurance Group of America, Inc.
3.15% due 06/15/30	750,000	820,063
Arch Capital Group Ltd.
3.64% due 06/30/50	700,000	814,640
Markel Corp.
6.00%[1,4]	660,000	730,125
Wilton RE Ltd.
6.00%†††,1,4,5	700,000	725,221
JPMorgan Chase & Co.
2.96% due 05/13/31[4]	230,000	252,216
4.49% due 03/24/31[4]	200,000	246,026
3.11% due 04/22/41[4]	200,000	223,553
GLP Capital Limited Partnership / GLP Financing II, Inc.
5.30% due 01/15/29	300,000	347,085
4.00% due 01/15/31	290,000	316,454
Lincoln National Corp.
3.40% due 01/15/31	370,000	423,993
4.38% due 06/15/50	150,000	193,319
Intercontinental Exchange, Inc.
2.65% due 09/15/40	600,000	615,795
Equitable Holdings, Inc.
4.95%[1,4]	550,000	585,062
Fidelity National Financial, Inc.
3.40% due 06/15/30	300,000	329,452
2.45% due 03/15/31	230,000	233,938
Deloitte LLP
3.56% due 05/07/30†††	500,000	526,617
Iron Mountain, Inc.
5.25% due 07/15/30[5]	250,000	270,000
5.63% due 07/15/32[5]	125,000	137,813
4.50% due 02/15/31[5]	100,000	104,750

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
Host Hotels & Resorts, LP
3.50% due 09/15/30	$435,000	$458,291
KKR Group Finance Company VI LLC
3.75% due 07/01/29[5]	390,000	453,806
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[5]	410,000	442,532
Ares Finance Company II LLC
3.25% due 06/15/30[5]	410,000	434,035
NFP Corp.
7.00% due 05/15/25[5]	200,000	215,000
6.88% due 08/15/28[5]	200,000	213,536
Standard Chartered plc
4.64% due 04/01/31[4,5]	350,000	423,395
MetLife, Inc.
3.85%[1,4]	400,000	422,000
Alleghany Corp.
3.63% due 05/15/30	370,000	416,237
Bank of New York Mellon Corp.
3.70%[1,4]	250,000	258,662
4.70%[1,4]	140,000	154,392
First American Financial Corp.
4.00% due 05/15/30	360,000	412,658
Quicken Loans LLC / Quicken Loans Company-Issuer, Inc.
3.88% due 03/01/31[5]	350,000	363,125
Prudential plc
3.13% due 04/14/30	300,000	340,120
Liberty Mutual Group, Inc.
3.95% due 05/15/60[5]	280,000	334,208
Goldman Sachs Group, Inc.
3.50% due 04/01/25	300,000	333,297
Belrose Funding Trust
2.33% due 08/15/30[5]	320,000	329,332
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[5]	290,000	321,843
Everest Reinsurance Holdings, Inc.
3.50% due 10/15/50	280,000	317,618
Macquarie Bank Ltd.
3.62% due 06/03/30[5]	290,000	317,482
Jefferies Group LLC
2.75% due 10/15/32	300,000	314,848
Credit Suisse Group AG
4.19% due 04/01/31[4,5]	250,000	294,243
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[6]	250,000	275,625
Brookfield Finance, Inc.
3.50% due 03/30/51	240,000	256,310
Crown Castle International Corp.
3.30% due 07/01/30	201,000	224,975
Loews Corp.
3.20% due 05/15/30	190,000	215,843
Allianz SE
3.50%[1,4,5]	200,000	203,750
Alexandria Real Estate Equities, Inc.
4.90% due 12/15/30	150,000	190,886
Kemper Corp.
2.40% due 09/30/30	170,000	173,070
Australia & New Zealand Banking Group Ltd.
2.57% due 11/25/35[4,5]	150,000	153,026
Prudential Financial, Inc.
3.70% due 10/01/50[4]	130,000	137,511
Nasdaq, Inc.
3.25% due 04/28/50	110,000	120,870
PartnerRe Finance B LLC
4.50% due 10/01/50[4]	110,000	115,242
Westpac Banking Corp.
2.96% due 11/16/40	100,000	106,487
CIT Group, Inc.
3.93% due 06/19/24[4]	100,000	105,750
United Shore Financial Services LLC
5.50% due 11/15/25[5]	100,000	105,500
Ameriprise Financial, Inc.
3.00% due 04/02/25	90,000	97,980
Brown & Brown, Inc.
2.38% due 03/15/31	90,000	94,195
Apollo Management Holdings, LP
2.65% due 06/05/30[5]	90,000	91,992
Aflac, Inc.
3.60% due 04/01/30	70,000	82,392
American Equity Investment Life Holding Co.
5.00% due 06/15/27	69,000	77,933
Assurant, Inc.
1.50% (3 Month USD LIBOR + 1.25%) due 03/26/21[7]	62,000	62,001
SBA Communications Corp.
3.88% due 02/15/27[5]	50,000	52,515
Weyerhaeuser Co.
4.00% due 04/15/30	43,000	50,922
Total Financial		28,281,779

Consumer, Non-cyclical - 6.5%
Sysco Corp.
5.95% due 04/01/30	920,000	1,208,922
CoStar Group, Inc.
2.80% due 07/15/30[5]	740,000	768,887
DaVita, Inc.
4.63% due 06/01/30[5]	377,000	400,091
3.75% due 02/15/31[5]	303,000	307,654
Constellation Brands, Inc.
2.88% due 05/01/30	500,000	547,890
3.75% due 05/01/50	120,000	141,294
Quanta Services, Inc.
2.90% due 10/01/30	530,000	568,243
BAT Capital Corp.
3.98% due 09/25/50	300,000	313,062
4.70% due 04/02/27	190,000	223,416
Johns Hopkins University
2.81% due 01/01/60	500,000	527,271
Children’s Hospital Corp.
2.59% due 02/01/50	500,000	499,893
Royalty Pharma plc
3.55% due 09/02/50[5]	310,000	330,290
2.20% due 09/02/30[5]	160,000	164,307

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
Kraft Heinz Foods Co.
4.38% due 06/01/46	$180,000	$194,750
4.88% due 10/01/49[5]	75,000	87,497
4.25% due 03/01/31[5]	75,000	83,629
5.50% due 06/01/50[5]	50,000	62,988
5.00% due 06/04/42	50,000	58,664
Altria Group, Inc.
3.40% due 05/06/30	170,000	190,739
2.35% due 05/06/25	150,000	159,373
4.45% due 05/06/50	50,000	59,111
Anheuser-Busch InBev Worldwide, Inc.
3.50% due 06/01/30	295,000	341,717
Nielsen Finance LLC / Nielsen Finance Co.
5.63% due 10/01/28[5]	300,000	325,965
McCormick & Company, Inc.
2.50% due 04/15/30	300,000	321,255
Zimmer Biomet Holdings, Inc.
3.55% due 03/20/30	283,000	320,464
Centene Corp.
3.00% due 10/15/30	300,000	317,970
California Institute of Technology
3.65% due 09/01/19	225,000	255,494
Global Payments, Inc.
2.90% due 05/15/30	210,000	228,663
US Foods, Inc.
6.25% due 04/15/25[5]	200,000	213,750
Kimberly-Clark de Mexico SAB de CV
2.43% due 07/01/31[5]	200,000	206,604
Keurig Dr Pepper, Inc.
3.20% due 05/01/30	179,000	202,668
WEX, Inc.
4.75% due 02/01/23[5]	200,000	200,250
Thermo Fisher Scientific, Inc.
4.50% due 03/25/30	150,000	187,466
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[5]	150,000	157,355
Universal Health Services, Inc.
2.65% due 10/15/30[5]	150,000	155,717
Spectrum Brands, Inc.
5.75% due 07/15/25	150,000	154,890
Hologic, Inc.
3.25% due 02/15/29[5]	150,000	152,625
Avantor Funding, Inc.
4.63% due 07/15/28[5]	125,000	132,187
Smithfield Foods, Inc.
3.00% due 10/15/30[5]	110,000	116,388
Gartner, Inc.
3.75% due 10/01/30[5]	100,000	105,376
Service Corporation International
3.38% due 08/15/30	100,000	104,021
Syneos Health, Inc.
3.63% due 01/15/29[5]	100,000	100,276
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[5]	100,000	99,250
Tenet Healthcare Corp.
4.63% due 06/15/28[5]	75,000	78,563
Central Garden & Pet Co.
4.13% due 10/15/30	75,000	78,188
Jaguar Holding Company II / PPD Development, LP
4.63% due 06/15/25[5]	50,000	52,731
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
5.00% due 12/31/26[5]	50,000	52,160
Total Consumer, Non-cyclical		11,559,964

Industrial - 5.0%
Boeing Co.
5.15% due 05/01/30	970,000	1,173,944
5.81% due 05/01/50	490,000	675,291
5.71% due 05/01/40	490,000	635,883
FedEx Corp.
4.25% due 05/15/30	602,000	731,438
WRKCo, Inc.
3.00% due 06/15/33	660,000	725,120
Amsted Industries, Inc.
4.63% due 05/15/30[5]	470,000	492,325
BAE Systems plc
3.40% due 04/15/30[5]	400,000	453,150
Crown Americas LLC / Crown Americas Capital Corporation VI
4.75% due 02/01/26	400,000	415,000
Owens Corning
3.88% due 06/01/30	320,000	369,109
Howmet Aerospace, Inc.
6.75% due 01/15/28	300,000	366,852
Textron, Inc.
2.45% due 03/15/31	350,000	360,340
Acuity Brands Lighting, Inc.
2.15% due 12/15/30	350,000	355,086
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.13% due 08/15/26[5]	250,000	261,250
Standard Industries, Inc.
4.38% due 07/15/30[5]	125,000	133,716
3.38% due 01/15/31[5]	125,000	125,625
Ball Corp.
2.88% due 08/15/30	240,000	239,400
GATX Corp.
4.00% due 06/30/30	140,000	165,452
3.50% due 03/15/28	50,000	56,225
Vulcan Materials Co.
3.50% due 06/01/30	190,000	218,236
FLIR Systems, Inc.
2.50% due 08/01/30	170,000	178,434
Ryder System, Inc.
3.35% due 09/01/25	160,000	177,852
Xylem, Inc.
2.25% due 01/30/31	150,000	157,977
Flowserve Corp.
3.50% due 10/01/30	120,000	128,093
Graphic Packaging International LLC
3.50% due 03/01/29[5]	125,000	127,813

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
Oshkosh Corp.
3.10% due 03/01/30	$50,000	$54,532
Berry Global, Inc.
1.57% due 01/15/26[5]	50,000	50,452
Total Industrial		8,828,595

Consumer, Cyclical - 4.2%
Delta Air Lines, Inc.
7.00% due 05/01/25[5]	1,070,000	1,235,371
Marriott International, Inc.
4.63% due 06/15/30	340,000	398,983
3.50% due 10/15/32	330,000	360,883
5.75% due 05/01/25	250,000	292,425
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50	577,000	610,743
3.20% due 04/15/30	173,000	187,931
Starbucks Corp.
2.55% due 11/15/30	600,000	648,897
Hyatt Hotels Corp.
5.38% due 04/23/25	220,000	248,626
5.75% due 04/23/30	190,000	233,565
VF Corp.
2.95% due 04/23/30	380,000	420,452
Hilton Domestic Operating Company, Inc.
3.75% due 05/01/29[5]	400,000	417,076
Choice Hotels International, Inc.
3.70% due 01/15/31	360,000	398,707
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[5]	300,000	304,029
3.88% due 01/15/28[5]	75,000	76,183
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[5]	350,000	376,250
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[5]	300,000	320,658
Lowe’s Companies, Inc.
4.50% due 04/15/30	250,000	311,192
Aramark Services, Inc.
6.38% due 05/01/25[5]	200,000	213,750
5.00% due 02/01/28[5]	10,000	10,538
WMG Acquisition Corp.
3.00% due 02/15/31[5]	75,000	73,500
3.88% due 07/15/30[5]	50,000	53,139
Dollar General Corp.
3.50% due 04/03/30	100,000	114,797
Allison Transmission, Inc.
3.75% due 01/30/31[5]	100,000	102,312
Hanesbrands, Inc.
5.38% due 05/15/25[5]	55,000	58,191
Performance Food Group, Inc.
6.88% due 05/01/25[5]	50,000	53,500
Total Consumer, Cyclical		7,521,698

Communications - 3.5%
ViacomCBS, Inc.
4.95% due 01/15/31	617,000	774,414
4.95% due 05/19/50	320,000	414,503
Level 3 Financing, Inc.
4.25% due 07/01/28[5]	350,000	359,625
3.63% due 01/15/29[5]	350,000	349,125
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	625,000	661,050
AT&T, Inc.
2.75% due 06/01/31	410,000	438,135
Booking Holdings, Inc.
4.63% due 04/13/30	350,000	434,903
CSC Holdings LLC
4.13% due 12/01/30[5]	200,000	209,120
3.38% due 02/15/31[5]	200,000	196,250
T-Mobile USA, Inc.
3.88% due 04/15/30[5]	335,000	387,997
Virgin Media Secured Finance plc
4.50% due 08/15/30[5]	300,000	313,500
Cable One, Inc.
4.00% due 11/15/30[5]	300,000	311,625
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[5]	200,000	208,000
Sirius XM Radio, Inc.
4.13% due 07/01/30[5]	180,000	191,587
Verizon Communications, Inc.
3.15% due 03/22/30	150,000	168,212
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32[5]	100,000	106,772
4.25% due 02/01/31[5]	50,000	52,693
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[5]	150,000	154,688
QualityTech Limited Partnership / QTS Finance Corp.
3.88% due 10/01/28[5]	150,000	153,000
Fox Corp.
3.05% due 04/07/25	60,000	65,472
3.50% due 04/08/30	50,000	56,795
Altice France S.A.
7.38% due 05/01/26[5]	100,000	105,250
Switch Ltd.
3.75% due 09/15/28[5]	50,000	50,750
Total Communications		6,163,466

Energy - 1.6%
BP Capital Markets plc
4.88%[1,4]	880,000	981,816
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[5]	700,000	738,584
Sabine Pass Liquefaction LLC
4.50% due 05/15/30[5]	400,000	474,111
Magellan Midstream Partners, LP
3.25% due 06/01/30	190,000	214,703
Equinor ASA
2.38% due 05/22/30	160,000	171,256
Valero Energy Corp.
2.15% due 09/15/27	140,000	143,047

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
Midwest Connector Capital Company LLC
4.63% due 04/01/29[5]	$100,000	$104,826
Baker Hughes a GE Company LLC / Baker Hughes Co-Obligor, Inc.
4.49% due 05/01/30	50,000	60,083
Total Energy		2,888,426

Technology - 1.6%
NetApp, Inc.
2.70% due 06/22/30	950,000	1,020,758
Broadcom, Inc.
4.15% due 11/15/30	510,000	590,459
Qorvo, Inc.
4.38% due 10/15/29	170,000	187,037
3.38% due 04/01/31[5]	100,000	103,250
MSCI, Inc.
3.88% due 02/15/31[5]	250,000	264,375
NCR Corp.
5.00% due 10/01/28[5]	250,000	263,750
Leidos, Inc.
2.30% due 02/15/31[5]	250,000	254,550
Boxer Parent Company, Inc.
7.13% due 10/02/25[5]	100,000	108,545
Total Technology		2,792,724

Basic Materials - 1.2%
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[5]	460,000	508,098
4.20% due 05/13/50[5]	220,000	268,913
Anglo American Capital plc
5.63% due 04/01/30[5]	200,000	254,126
2.63% due 09/10/30[5]	200,000	209,138
Alcoa Nederland Holding BV
5.50% due 12/15/27[5]	200,000	218,854
Minerals Technologies, Inc.
5.00% due 07/01/28[5]	200,000	209,280
Ingevity Corp.
3.88% due 11/01/28[5]	150,000	151,125
Reliance Steel & Aluminum Co.
2.15% due 08/15/30	100,000	102,742
Steel Dynamics, Inc.
3.25% due 01/15/31	60,000	67,095
Valvoline, Inc.
4.25% due 02/15/30[5]	50,000	53,000
Total Basic Materials		2,042,371

Utilities - 0.7%
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	800,000	793,100
AES Corp.
3.95% due 07/15/30[5]	220,000	248,690
NRG Energy, Inc.
2.45% due 12/02/27[5]	200,000	210,565
Total Utilities		1,252,355

Total Corporate Bonds
(Cost $65,119,970)		71,331,378

ASSET-BACKED SECURITIES†† - 20.1%
Collateralized Loan Obligations - 11.9%
Octagon Investment Partners 49 Ltd.
due 01/15/33[5,7]	1,750,000	1,750,000
LoanCore Issuer Ltd.
2019-CRE2, 1.66% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[5,7]	550,000	547,873
2018-CRE1, 1.66% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[5,7]	500,000	498,810
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[5]	1,000,000	1,009,541
Whitebox CLO II Ltd.
2020-2A, 1.99% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/24/31[5,7]	1,000,000	1,000,171
Cerberus Loan Funding XXX, LP
2020-3A, 2.07% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33[5,7]	1,000,000	1,000,000
Woodmont 2020-7 Trust
2020-7A, 2.13% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 01/15/32[5,7]	1,000,000	1,000,000
Parliament Funding II Ltd.
2020-1A, 2.76% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 08/12/30[5,7]	1,000,000	999,983
GoldenTree Loan Management US CLO 1 Ltd.
2020-1A, 1.17% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[5,7]	1,000,000	998,023
MidOcean Credit CLO VII
2017-7A, 1.69% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 07/15/29[5,7]	1,000,000	997,560
Marathon CLO VII Ltd.
2014-7A, 1.87% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[5,7]	1,000,000	997,490
NXT Capital CLO LLC
2017-1A, 1.92% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[5,7]	1,000,000	995,356
BXMT Ltd.
2020-FL2, 1.30% (1 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 02/16/37[5,7]	1,000,000	986,211
MP CLO VIII Ltd.
2018-2A, 1.13% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[5,7]	876,040	870,953
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[5,8]	1,000,000	857,450

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
Golub Capital Partners CLO Ltd.
2018-36A, 1.53% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[5,7]	$850,000	$840,228
Dryden 33 Senior Loan Fund
2020-33A, 1.64% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/15/29[5,7]	750,000	750,000
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.54% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[5,7]	750,000	741,300
STWD Ltd.
2019-FL1, 1.76% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 07/15/38[5,7]	750,000	741,294
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.12% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[5,7]	557,005	554,410
ABPCI Direct Lending Fund IX LLC
2020-9A, 2.19% (3 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 11/18/31[5,7]	500,000	500,921
Wellfleet CLO Ltd.
2020-2A, 1.28% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[5,7]	500,000	497,045
GPMT Ltd.
2019-FL2, 2.05% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 02/22/36[5,7]	500,000	494,270
Treman Park CLO Ltd.
2015-1A, due 10/20/28[5,8]	500,000	400,709
NewStar Clarendon Fund CLO LLC
2019-1A, 1.52% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[5,7]	336,231	335,903
BXMT 2020-FL3 Ltd.
2020-FL3, 2.70% (1 Month USD LIBOR + 2.55%, Rate Floor: 2.55%) due 03/15/37[5,7]	250,000	250,363
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.87% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[5,7]	250,000	249,154
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 1.77% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[5,7]	109,000	108,581
THL Credit Wind River CLO Ltd.
2019-1A, 1.12% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[5,7]	68,633	68,618
Copper River CLO Ltd.
2006-1A, due 01/20/21[6,8]	600,000	17,640
Total Collateralized Loan Obligations		21,059,857

Financial - 1.9%
Station Place Securitization Trust Series 2020-16
2020-16, 1.14% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/22/21[5,7]	1,500,000	1,500,000
Station Place Securitization Trust Series 2020-17
2020-17, 1.14% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 03/24/21[5,7]	900,000	900,000
Oxford Finance Funding
2020-1A, 3.10% due 02/15/28[5]	500,000	511,750
Madison Avenue Secured Funding Trust Series 2020-1
2020-1, 1.77% (1 Month USD LIBOR + 1.63%, Rate Floor: 0.00%) due 12/13/21†††,5,7	250,000	250,000
Nassau LLC
2019-1, 3.98% due 08/15/34[5]	215,333	219,176
Total Financial		3,380,926

Transport-Aircraft - 1.5%
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42	595,779	557,922
WAVE LLC
2019-1, 3.60% due 09/15/44[5]	467,879	456,256
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[5]	450,929	436,549
Raspro Trust
2005-1A, 1.14% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[5,7]	405,814	395,274
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[5]	448,695	348,029
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[6]	422,684	342,404
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[5]	218,194	209,023
Total Transport-Aircraft		2,745,457

Whole Business - 1.1%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[5]	997,500	1,019,256
Domino’s Pizza Master Issuer LLC
2017-1A, 1.47% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[5,7]	485,000	485,475
ServiceMaster Funding LLC
2020-1, 3.34% due 01/30/51[5]	250,000	254,260
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[5]	96,500	104,075

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
Wendy’s Funding LLC
2015-1A, 4.50% due 06/15/45[5]	$94,750	$96,136
Total Whole Business		1,959,202

Net Lease - 1.0%
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[5]	1,152,187	1,183,751
Capital Automotive REIT
2020-1A, 3.81% due 02/15/50[5]	249,896	261,374
CF Hippolyta LLC
2020-1, 2.28% due 07/15/60[5]	238,595	242,286
Total Net Lease		1,687,411

Transport-Container - 0.9%
CAL Funding IV Ltd.
2020-1A, 2.22% due 09/25/45[5]	489,375	495,597
Textainer Marine Containers VIII Ltd.
2020-2A, 2.10% due 09/20/45[5]	488,361	495,183
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[5]	358,333	358,338
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[5]	241,271	248,178
Total Transport-Container		1,597,296

Collateralized Debt Obligations - 0.9%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[5]	1,000,000	1,004,185
Anchorage Credit Funding 3 Ltd.
2021-3A, 2.87% due 01/28/39[5]	500,000	500,541
Putnam Structured Product Funding Ltd.
2003-1A, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[6,7]	77,680	77,432
Total Collateralized Debt Obligations		1,582,158

Infrastructure - 0.7%
SBA Tower Trust
2.33% due 01/15/28[5]	1,250,000	1,259,897
Insurance - 0.2%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[5]	357,750	367,862
Total Asset-Backed Securities
(Cost $35,741,607)		35,640,066

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 13.5%
Residential Mortgage-Backed Securities - 6.0%
CSMC Trust
2020-RPL5, 3.02% due 08/25/60[5]	735,175	737,269
2018-RPL9, 3.85% (WAC) due 09/25/57[5,7]	628,572	672,200
Starwood Mortgage Residential Trust
2020-1, 2.41% (WAC) due 02/25/50[5,7]	924,890	944,734
2019-1, 2.94% (WAC) due 06/25/49[5,7]	181,161	183,754
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 0.27% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[7]	1,458,686	934,647
FKRT
2020-C2A, 3.25% due 12/30/23[6]	810,000	810,540
Home Equity Loan Trust
2007-FRE1, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[7]	816,197	764,325
Soundview Home Loan Trust
2006-OPT5, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[7]	772,269	750,780
NovaStar Mortgage Funding Trust Series
2007-2, 0.35% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[7]	680,126	651,614
Homeward Opportunities Fund I Trust
2019-2, 2.70% (WAC) due 09/25/59[5,7]	532,311	538,172
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[5,7]	506,003	511,200
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE2A, 0.28% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 07/25/37[5,7]	513,929	479,718
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[5,7]	478,269	478,643
HarborView Mortgage Loan Trust
2006-14, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[7]	489,541	446,364
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[5,7]	400,826	410,246
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[9]	2,251,915	376,418
CSMC Series
2015-12R, 0.65% (WAC) due 11/30/37[5,7]	376,804	375,575
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.45% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[7]	285,139	238,996
CIT Mortgage Loan Trust
2007-1, 1.50% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[5,7]	131,153	131,778
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	82,476	86,401
Morgan Stanley Re-REMIC Trust
2010-R5, 1.57% due 06/26/36[5]	59,959	53,941
Total Residential Mortgage-Backed Securities		10,577,315

Government Agency - 5.4%
Fannie Mae
3.83% due 05/01/49	1,000,000	1,175,397
3.33% due 04/01/30	958,145	1,094,866
2.99% due 09/01/29	500,000	563,001
2.96% due 11/01/29	500,000	561,390

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
3.11% due 10/01/29	$500,000	$560,921
2.90% due 11/01/29	500,000	559,477
Freddie Mac Multifamily Structured Pass Through Certificates
2017-KW03, 3.02% due 06/25/27	1,050,000	1,173,872
2018-K074, 3.60% due 02/25/28	1,000,000	1,167,605
2019-1513, 2.80% due 08/25/34	650,000	741,997
Fannie Mae-Aces
2017-M11, 2.98% due 08/25/29	900,000	1,022,178
2020-M23, 1.50% (WAC) due 03/25/35[7,9]	3,795,457	521,926
2020-M23, 1.74% due 03/25/35	395,000	405,114
Total Government Agency		9,547,744

Military Housing - 1.2%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 1.93% (WAC) due 11/25/55[5,7]	943,108	1,128,390
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[5]	943,832	1,075,521
Total Military Housing		2,203,911

Commercial Mortgage-Backed Securities - 0.9%
GS Mortgage Securities Trust
2020-GC45, 0.67% (WAC) due 02/13/53[7,9]	9,989,180	496,182
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.46% (WAC) due 01/15/59[7,9]	3,879,523	224,046
2015-NXS1, 2.63% due 05/15/48	61,601	61,577
CFCRE Commercial Mortgage Trust
2016-C3, 1.00% (WAC) due 01/10/48[7,9]	5,678,426	244,958
Citigroup Commercial Mortgage Trust
2016-GC37, 1.70% (WAC) due 04/10/49[7,9]	3,438,866	244,662
COMM Mortgage Trust
2015-CR26, 0.93% (WAC) due 10/10/48[7,9]	6,262,685	227,631
Total Commercial Mortgage Backed Securities		1,499,056

Total Collateralized Mortgage Obligations
(Cost $22,612,593)		23,828,026

SENIOR FLOATING RATE INTERESTS††,7 - 5.6%
Consumer, Non-cyclical - 1.4%
Bombardier Recreational Products, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 05/24/27	448,875	456,955
US Foods, Inc.
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 04/24/25†††	441,563	432,731
Energizer Holdings, Inc.
due 12/16/27	250,000	249,532
B&G Foods, Inc.
2.65% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 10/12/26	250,000	249,285
Packaging Coordinators Midco, Inc.
4.50% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/30/27	200,000	200,000
Avantor Funding, Inc.
3.50% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.50%) due 11/08/27	150,000	150,095
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27†††	131,818	131,159
HAH Group Holding Co LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	130,000	128,863
Weber-Stephen Products LLC
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 10/29/27	100,000	100,050
WellSky Corp.
due 02/09/24†††	100,000	99,750
Sunshine Investments B.V.
3.47% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/28/25	100,000	99,125
Elanco Animal Health, Inc.
1.90% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	97,411	96,457
National Mentor Holdings, Inc.
due 03/09/26	87,400	87,200
Civitas Solutions, Inc.
4.43% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 03/09/26	12,062	12,034
4.51% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 03/09/26	538	537
Total Consumer, Non-cyclical		2,493,773

Industrial - 1.3%
Berlin Packaging LLC
3.16% (1 Month USD LIBOR + 3.00% and 3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 11/07/25	476,731	468,331
Charter Nex US Holdings, Inc.
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 12/01/27	400,000	401,600
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	250,000	259,845
American Bath Group LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 11/23/27	250,000	250,312
Vertical (TK Elevator)
4.57% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 07/30/27	199,500	200,176
TransDigm, Inc.
2.40% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25	129,347	126,585
Delta Air Lines, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 05/01/23	99,500	100,904
American Residential Services LLC
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 10/15/27	100,000	99,750

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
Anchor Packaging LLC
4.15% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/20/26	$99,747	$99,498
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	100,000	97,833
Service Logic Acquisition, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/29/27	78,806	78,707
Total Industrial		2,183,541

Communications - 0.7%
UPC Financing Partnership
3.68% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 01/31/29	175,000	175,087
3.67% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 01/31/29	175,000	175,088
Nielsen Finance LLC
2.15% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/04/23	350,000	348,590
Syndigo LLC
5.25% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/10/27	200,000	198,500
Xplornet Communications Inc.
4.90% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27	149,625	149,662
ProQuest, LLC
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 10/23/26	150,000	149,625
Alchemy Copyrights LLC
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 08/16/27†††	100,000	100,250
Total Communications		1,296,802

Consumer, Cyclical - 0.7%
BGIS (BIFM CA Buyer, Inc.)
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	297,858	296,741
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	298,500	296,449
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	278,301	276,259
CNT Holdings I Corp.
4.50% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/08/27	200,000	199,656
Intrawest Resorts Holdings, Inc.
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/24	199,486	196,410
Total Consumer, Cyclical		1,265,515

Technology - 0.5%
Ascend Learning LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/12/24	399,000	399,666
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/10/27	120,000	119,700
due 12/10/27	100,000	99,000
Sabre GLBL, Inc.
due 12/10/27	100,000	100,125
Dun & Bradstreet
3.90% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/06/26	99,749	99,707
E2open LLC
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 10/29/27	100,000	99,688
Total Technology		917,886

Financial - 0.5%
Citadel Securities LP
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 02/27/26	339,144	339,001
Higginbotham
6.50% (1 Month USD LIBOR + 5.75%, Rate Floor: 6.50%) due 11/25/26	156,069	153,728
Jefferies Finance LLC
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/30/27	149,625	149,251
USI, Inc.
4.50% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 12/02/26	149,625	149,158
Duff & Phelps
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/09/27	99,749	99,766
Total Financial		890,904

Basic Materials - 0.3%
Illuminate Buyer LLC
4.15% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/30/27	250,000	249,895
GrafTech Finance, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	142,942	142,645
PQ Corp.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/08/27	77,274	77,193
Total Basic Materials		469,733

Utilities - 0.2%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	389,023	389,268
Total Senior Floating Rate Interests
(Cost $9,767,956)		9,907,422

FEDERAL AGENCY BONDS†† - 2.8%
Fannie Mae Principal Strips
due 07/15/37[10,11]	2,500,000	1,829,607
Freddie Mac Principal Strips
due 07/15/32[10]	1,950,000	1,651,682

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
Tennessee Valley Authority
5.38% due 04/01/56	$750,000	$1,290,135
Tennessee Valley Authority Principal Strips
due 01/15/48[10,11]	500,000	252,677
Total Federal Agency Bonds
(Cost $3,870,172)		5,024,101

U.S. GOVERNMENT SECURITIES†† - 2.5%
U.S. Treasury Strips
due 02/15/50[10,11]	5,120,000	3,125,706
U.S. Treasury Bonds
due 08/15/50[10,11]	2,050,000	1,238,051
Total U.S. Government Securities
(Cost $4,440,316)		4,363,757

MUNICIPAL BONDS†† - 1.5%
California - 0.7%
Cypress School District General Obligation Unlimited
due 08/01/48[10]	1,000,000	417,970
State of California General Obligation Unlimited
7.55% due 04/01/39	100,000	175,580
7.35% due 11/01/39	100,000	166,094
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/46[10]	700,000	289,555
San Dieguito Union High School District General Obligation Unlimited
2.68% due 08/01/36	250,000	261,692
Total California		1,310,891

Texas - 0.3%
City of San Antonio Texas Electric & Gas Systems Revenue Revenue Bonds
2.91% due 02/01/48	500,000	526,965
Illinois - 0.3%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	400,000	475,720
New York - 0.2%
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50	300,000	313,566
Total Municipal Bonds
(Cost $2,346,360)		2,627,142

	Notional Value
OTC OPTIONS PURCHASED†† - 0.4%
Call options on:
BofA Merrill Lynch, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	$50,900,000	256,536
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	41,800,000	210,672
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	29,500,000	103,840
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	9,300,000	46,872
BofA Merrill Lynch, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	4,500,000	15,840
Total Call options		633,760
Total OTC Options Purchased
(Cost $288,851)		633,760

Total Investments - 101.9%
(Cost $169,072,286)		$180,427,964
Other Assets & Liabilities, net - (1.9)%		(3,324,547)
Total Net Assets - 100.0%		$177,103,417

Centrally Cleared Credit Default Swap Agreements Protection Sold††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	ICE	CDX.NA.HY.35.V1	5.00%	Quarterly	12/20/25	$980,000	$91,405	$41,178	$50,227

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES E (TOTAL RETURN BOND SERIES)

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.76%	Annually	01/05/31	$3,600,000	$31	$329	$(298)
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.78%	Annually	12/23/30	4,000,000	(1,471)	331	(1,802)
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.77%	Annually	11/12/30	4,500,000	(4,050)	331	(4,381)
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.14%	Annually	05/28/25	5,000,000	(14,373)	284	(14,657)
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.68%	Annually	12/02/30	3,200,000	(32,925)	323	(33,248)
								$(52,788)	$1,598	$(54,386)

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Citibank N.A., New York	4,780,000	BRL	07/01/21	$1,134,050	$917,193	$216,857
Goldman Sachs International	1,300,000	BRL	07/01/21	304,557	249,446	55,111
JPMorgan Chase Bank, N.A.	900,000	BRL	07/01/21	213,802	172,693	41,109
Bank of America, N.A.	176,088,000	JPY	08/02/21	1,737,682	1,710,051	27,631
Morgan Stanley Capital Services LLC	88,044,000	JPY	08/02/21	864,109	855,026	9,083
Goldman Sachs International	45,222,600	JPY	12/20/21	446,820	440,139	6,681
Citibank N.A., New York	88,044,000	JPY	05/06/21	858,631	853,974	4,657
Barclays Bank plc	35,017,500	JPY	06/01/21	342,771	339,765	3,006
Bank of America, N.A.	88,000	JPY	02/01/21	860	853	7
Goldman Sachs International	22,600	JPY	06/21/21	221	219	2
Morgan Stanley Capital Services LLC	44,000	JPY	02/01/21	427	426	1
Citibank N.A., New York	92	ILS	02/01/21	26	29	(3)
Bank of America, N.A.	33,550	ILS	02/01/21	9,803	10,459	(656)
Bank of America, N.A.	353,500	ILS	04/30/21	102,806	110,430	(7,624)
Bank of America, N.A.	643,550	ILS	01/31/22	190,795	202,342	(11,547)
Citibank N.A., New York	676,700	ILS	04/30/21	197,663	211,395	(13,732)
Goldman Sachs International	1,107,750	ILS	01/31/22	327,439	348,292	(20,853)
Goldman Sachs International	1,103,122	ILS	02/01/21	321,286	343,897	(22,611)
Goldman Sachs International	1,148,550	EUR	07/30/21	1,334,184	1,410,063	(75,879)
Goldman Sachs International	4,191,500	ILS	04/30/21	1,227,341	1,309,389	(82,048)
						$129,192

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Goldman Sachs International	1,148,550	EUR	07/30/21	$1,317,961	$1,410,063	$92,102
Goldman Sachs International	2,610,850	ILS	04/30/21	728,189	815,607	87,418
JPMorgan Chase Bank, N.A.	2,610,850	ILS	04/30/21	735,658	815,608	79,950
Goldman Sachs International	1,751,300	ILS	01/31/22	477,073	550,634	73,561
JPMorgan Chase Bank, N.A.	264,132,000	JPY	08/02/21	2,500,540	2,565,077	64,537
Goldman Sachs International	1,136,764	ILS	02/01/21	317,854	354,385	36,531
Goldman Sachs International	88,044,000	JPY	05/06/21	825,309	853,973	28,664
JPMorgan Chase Bank, N.A.	35,017,500	JPY	06/01/21	328,648	339,764	11,116
Barclays Bank plc	45,222,600	JPY	12/20/21	431,061	440,139	9,078

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES E (TOTAL RETURN BOND SERIES)

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Citibank N.A., New York	4,641,000	BRL	07/01/21	$890,026	$890,522	$496
JPMorgan Chase Bank, N.A.	132,000	JPY	02/01/21	1,244	1,279	35
Barclays Bank plc	22,600	JPY	06/21/21	214	219	5
JPMorgan Chase Bank, N.A.	2,339,000	BRL	07/01/21	453,294	448,810	(4,484)
						$479,009

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Perpetual maturity.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of December 31, 2020.
[4]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $68,417,532 (cost $66,494,421), or 38.6% of total net assets.

[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,523,641 (cost $2,255,064), or 0.9% of total net assets — See Note 9.

[7]

Variable rate security. Rate indicated is the rate effective at December 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[8]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[9]	Security is an interest-only strip.
[10]	Zero coupon rate security.
[11]	Security is a principal-only strip.
BofA — Bank of America
BRL — Brazilian Real
CDX.NA.HY.35.V1 — Credit Default Swap North American High Yield Series 35 Index Version 1.
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES E (TOTAL RETURN BOND SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,123,075	$—	$—	$2,123,075
Preferred Stocks	—	2,131,192	—	2,131,192
Warrants	81,696	—	—	81,696
Exchange-Traded Funds	6,465,328	—	—	6,465,328
Mutual Funds	14,159,111	—	—	14,159,111
Money Market Fund	2,111,910	—	—	2,111,910
Corporate Bonds	—	69,286,440	2,044,938	71,331,378
Asset-Backed Securities	—	35,390,066	250,000	35,640,066
Collateralized Mortgage Obligations	—	23,828,026	—	23,828,026
Senior Floating Rate Interests	—	9,143,532	763,890	9,907,422
Federal Agency Bonds	—	5,024,101	—	5,024,101
U.S. Government Securities	—	4,363,757	—	4,363,757
Municipal Bonds	—	2,627,142	—	2,627,142
Options Purchased	—	633,760	—	633,760
Credit Default Swap Agreements**	—	50,227	—	50,227
Forward Foreign Currency Exchange Contracts**	—	847,638	—	847,638
Total Assets	$24,941,120	$153,325,881	$3,058,828	$181,325,829

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Swap Agreements**	$—	$54,386	$—	$54,386
Forward Foreign Currency Exchange Contracts**	—	239,437	—	239,437
Unfunded Loan Commitments (Note 8)	—	—	1,282	1,282
Total Liabilities	$—	$293,823	$1,282	$295,105

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$250,000	Model Price	Purchase Price	—	—
Corporate Bonds	2,044,938	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	763,890	Third Party Pricing	Broker Quote
Total Assets	$3,058,828			—	—
Liabilities:
Unfunded Loan Commitments	$1,282	Model	Purchase Price	—	—

Significant changes in a quote would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES E (TOTAL RETURN BOND SERIES)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2020:

	Assets				Liabilities
	Asset-Backed Securities	Corporate Bonds	Senior Floating Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$1,050,000	$—	$—	$1,050,000	$—
Purchases/(Receipts)	250,000	2,000,000	746,750	2,996,750	(1,335)
(Sales, maturities and paydowns)/Fundings	(1,050,000)	—	(8,438)	(1,058,438)	12
Amortization of premiums/discounts	—	—	4,629	4,629	—
Total change in unrealized appreciation (depreciation) included in earnings	—	44,938	20,949	65,887	41
Ending Balance	$250,000	$2,044,938	$763,890	$3,058,828	$(1,282)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2020	$—	$44,938	$20,949	$65,887	$41

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
SERIES E (TOTAL RETURN BOND SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Limited Duration Fund — R6-Class	$3,032,782	$20,807	$(3,064,730)	$(9,448)	$20,589	$—	—	$20,941	$—
Guggenheim Strategy Fund II	—	7,697,589	(2,650,000)	3,211	46,570	5,097,370	204,222	47,095	—
Guggenheim Total Return Bond Fund — R6-Class	6,055,444	342,336	—	—	579,957	6,977,737	234,783	174,464	166,818
Guggenheim Ultra Short Duration Fund — Institutional Class	2,048,198	29,458	—	—	6,348	2,084,004	208,818	29,443	—
	$11,136,424	$8,090,190	$(5,714,730)	$(6,237)	$653,464	$14,159,111		$271,943	$166,818

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $155,713,200)	$166,268,853
Investments in affiliated issuers, at value (cost $13,359,086)	14,159,111
Cash	17,254
Unamortized upfront premiums paid on credit default swap agreements	41,178
Unamortized upfront premiums paid on interest rate swap agreements	1,598
Unrealized appreciation on forward foreign currency exchange contracts	847,638
Prepaid expenses	9,008
Receivables:
Interest	740,082
Fund shares sold	109,079
Dividends	25,404
Variation margin on interest rate swap agreements	12,661
Foreign tax reclaims	1,845
Protection fees on credit default swap agreements	1,633
Variation margin on credit default swap agreements	1,268
Securities sold	182
Total assets	182,236,794

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $1,323)	1,282
Segregated cash due to broker	854,402
Unrealized depreciation on forward foreign currency exchange contracts	239,437
Payable for:
Securities purchased	3,838,792
Management fees	42,913
Distribution and service fees	36,748
Fund shares redeemed	19,429
Fund accounting/administration fees	14,448
Transfer agent/maintenance fees	2,151
Trustees’ fees*	1,636
Swap settlement	329
Miscellaneous	81,810
Total liabilities	5,133,377
Commitments and contingent liabilities (Note 13)	—
Net assets	$177,103,417

Net assets consist of:
Paid in capital	$158,965,773
Total distributable earnings (loss)	18,137,644
Net assets	$177,103,417
Capital shares outstanding	9,788,689
Net asset value per share	$18.09

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$244,529
Dividends from securities of affiliated issuers	271,943
Interest (net of foreign withholding tax of $327)	3,935,526
Total investment income	4,451,998

Expenses:
Management fees	569,094
Distribution and service fees	364,805
Transfer agent/maintenance fees	25,185
Fund accounting/administration fees	113,452
Professional fees	87,235
Printing fees	44,200
Custodian fees	21,378
Trustees’ fees*	19,874
Line of credit fees	13,401
Interest expense	910
Miscellaneous	28,755
Total expenses	1,288,289
Less:
Expenses reimbursed by Adviser	(7,603)
Expenses waived by Adviser	(136,616)
Earnings credits applied	(769)
Total waived/reimbursed expenses	(144,988)
Net expenses	1,143,301
Net investment income	3,308,697

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,518,920
Investments in affiliated issuers	(6,237)
Distributions received from affiliated investment companies	166,818
Swap agreements	1,700,742
Futures contracts	72,641
Forward foreign currency exchange contracts	253,680
Foreign currency transactions	20,982
Net realized gain	5,727,546
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7,804,354
Investments in affiliated issuers	653,464
Swap agreements	576,587
Options purchased	417,520
Forward foreign currency exchange contracts	480,809
Foreign currency translations	(2,609)
Net change in unrealized appreciation (depreciation)	9,930,125
Net realized and unrealized gain	15,657,671
Net increase in net assets resulting from operations	$18,966,368

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,308,697	$3,083,801
Net realized gain (loss) on investments	5,727,546	(711,371)
Net change in unrealized appreciation (depreciation) on investments	9,930,125	3,523,292
Net increase in net assets resulting from operations	18,966,368	5,895,722

Distributions to shareholders	(2,739,180)	(3,605,920)

Capital share transactions:
Proceeds from sale of shares	76,319,538	33,497,118
Distributions reinvested	2,739,180	3,605,920
Cost of shares redeemed	(46,391,432)	(34,034,071)
Net increase from capital share transactions	32,667,286	3,068,967
Net increase in net assets	48,894,474	5,358,769

Net assets:
Beginning of year	128,208,943	122,850,174
End of year	$177,103,417	$128,208,943

Capital share activity:
Shares sold	4,405,043	2,083,694
Shares issued from reinvestment of distributions	156,346	225,935
Shares redeemed	(2,723,087)	(2,107,651)
Net increase in shares	1,838,302	201,978

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$16.13	$15.85	$16.40	$16.05	$15.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	.38	.46	.61	.66
Net gain (loss) on investments (realized and unrealized)	1.88	.34	(.29)	.45	.41
Total from investment operations	2.27	.72	.17	1.06	1.07
Less distributions from:
Net investment income	(.31)	(.44)	(.72)	(.71)	(.70)
Total distributions	(.31)	(.44)	(.72)	(.71)	(.70)
Net asset value, end of period	$18.09	$16.13	$15.85	$16.40	$16.05

Total Return[b]	14.21%	4.49%	1.14%	6.72%	6.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$177,103	$128,209	$122,850	$130,499	$114,043
Ratios to average net assets:
Net investment income (loss)	2.27%	2.33%	2.85%	3.76%	4.13%
Total expenses[c]	0.88%	0.94%	0.92%	0.99%	1.02%
Net expenses[d,e,f]	0.78%	0.78%	0.78%	0.81%	0.83%
Portfolio turnover rate	123%	54%	30%	76%	88%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expense may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
0.77%	0.77%	0.77%	0.77%	0.78%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was as follows:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
—	—	0.00%*	—	—

*	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2020

To Our Shareholders:

The Series F (Floating Rate Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and Series performance for the fiscal year ended December 31, 2020.

For the year ended December 31, 2020, Series F (Floating Rate Series) returned 0.01% net of fees, compared with 2.78% for its benchmark, the Credit Suisse Leveraged Loan Index.

Performance Overview

Underperformance in recent quarters has been driven by similar factors, in which relative returns were impacted by owning fewer top performers as opposed to owning an outsized portion of bottom performers. In March and the second quarter of 2020 we took steps to realign the portfolio to endure the pandemic and an associated protracted downturn: increasing quality, selling a number of distressed positions and swapping into credits with better liquidity positions and forward-looking business prospects. While we added many names at notable discounts to par, the names which we purchased were generally higher in price than those we sold.

We have generally seen a rally in weaker issuers, with CCCs returning ~10% in the fourth quarter and 5.4% in 2020. Our underweight to CCCs and underweight to stressed issuers both contributed to underperformance.

Market Overview

The leveraged credit sector has delivered stellar performance since the COVID-driven lows in March. Prices have recovered to over 90% of par, and spreads have tightened to historical average levels. While the recovery from the initial economic shock from COVID-19 has been faster than expected, it has been helped by improved consumer confidence measures and personal income growth due to massive fiscal support. The U.S. Federal Reserve and Treasury’s continued support for corporate borrowers has addressed market functioning, providing indirect support of the leveraged loan markets.

The fourth quarter witnessed a continuation of the rally that started in mid-March following vaccine optimism and potential for additional fiscal stimulus, with only a brief pause in October driven by election uncertainty. The Credit Suisse Leveraged Loan Index returned 2.8%, but despite the favorable outcome, loans trailed the Bank of America High Yield Index (+6.2%) and the S&P 500 (+18.4%).

Virus-sensitive names rallied in the fourth quarter, with Aerospace (+7.3%), Energy (+6.6%), Gaming/Leisure (+6.2%) and Metals (5.9%) leading. CCCs outperformed in both the fourth quarter and 2020, returning 9.5% and 5.4%, respectively. Although counterintuitive to see in a year when loan prices declined in aggregate, many loan issuers were downgraded earlier in the year only to subsequently rally sharply. According to Credit Suisse, the portion of the market bid above par has reached 8.9% compared to 44.8% at year-end 2019. The market value of the market priced below 80 ended the year only 4.4% after spiking to 28.4% at March 31.

Institutional loan volume in the fourth quarter of $81 billion was 9% above third quarter levels, 10% above the fourth quarter of 2019, and was driven by a continued rebound in M&A and LBO activity. M&A activity was primarily driven by sponsor-backed companies with corporate M&A very light at $5.1 billion (the lowest since 2012, per S&P LCD). Despite the pandemic, 2020 issuance in total was down only 7% from 2019, and dividend deals were up 25% YoY to $34 billion. Refinancing activity was unsurprisingly down in 2020 as wider secondary market spreads made many potential refinancings and repricings uneconomical.

Demand technicals continued improving during the fourth quarter. CLO issuance accelerated to $31 billion, an annualized pace of ~$96 billion which would be on par with activity seen in 2017, albeit still well below annualized levels seen in 2018-2019. CLOs continued to be the primary buyer with mutual fund flows flat, though fund flows did turn slightly positive during the latter portion of the quarter as the yield curve steepened. Healthy bond-for-loan takeout volume continued as well, providing an additional boost to the demand technical picture.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2020

Indicators of fundamentals continued stabilizing across the loan market as the year carried on. The distressed rate ended December at 7%, as compared to 11% in September and 23% in March. At the same time, the decline in the downgrade-to-upgrade ratio has been even more pronounced, reaching 1x in December versus a high of 43x in May. The default rate has also improved and ticked lower to 3.8%, down from 4.2% over the last quarter. Ongoing spread contraction indicates that fundamentals may continue to improve, although it is likely that defaults will remain elevated for much of 2021.

Market Outlook and Positioning:

Heading into 2021, the outlook for the U.S. economy and leveraged loan asset class is materially improved, driven by prospects for vaccine distribution to boost economic normalization and for a Democratic government to provide further fiscal stimulus. We believe it is likely that as the elderly are vaccinated, fatality and hospitalization rates will fall, allowing for more economic activity to resume. This will likely benefit those portions of the loan market that are still most depressed, such as the leisure sector, although certain secularly challenged industries such as movie theatres and retailers will likely continue to face ongoing challenges.

We expect default rates to continue to rise slightly through the middle of 2021 as residual stresses continue to move through the market, particularly in energy and retail, where average prices are still $79 and $86, respectively, according to Credit Suisse. As earnings improve, we expect to see deleveraging, but in a bifurcated and uneven manner throughout the year. An environment of stabilization and spread compression should drive returns in the 5% area, driven by average coupons of 4.1% and residual price upside.

Most recently, our buying has been tilted towards better rated credits in the triple-B to high single-B area. Opportunities have ranged from higher-quality, well-structured transactions benefitting companies in pandemic-related sectors, to mid-tier credit but less risky industries such as technology and communications. Of late, we have focused purchases primarily in the primary market, where attractive new issue spreads accompany firms with credit fundamentals that should continue to perform well.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

SERIES F (FLOATING RATE STRATEGIES SERIES)

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 24, 2013

Ten Largest Holdings (% of Total Net Assets)
WP CPP Holdings LLC, 4.75%	1.4%
Navistar Inc., 3.66%	1.4%
Power Solutions (Panther), 3.65%	1.4%
NFP Corp., 3.40%	1.3%
Hearthside Group Holdings LLC, 3.83%	1.3%
Endo Luxembourg Finance Co., 5.00%	1.3%
Delta Air Lines, Inc., 5.75%	1.2%
CSC Holdings, LLC, 2.41%	1.2%
Asplundh Tree Expert LLC, 2.65%	1.2%
Altra Industrial Motion Corp., 2.15%	1.2%
Top Ten Total	12.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	Since Inception (04/24/13)
Series F (Floating Rate Strategies Series)	0.01%	3.70%	3.13%
Credit Suisse Leveraged Loan Index	2.78%	5.19%	3.98%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BBB	12.7%
BB	33.3%
B	36.8%
CCC	3.6%
NR2	0.2%
Other Instruments	13.4%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS	December 31, 2020
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Shares	Value
COMMON STOCKS††† - 0.1%

Industrial - 0.1%
API Heat Transfer Parent LLC*	170,114	$13,202
BP Holdco LLC*,1	11,609	4,093
Vector Phoenix Holdings, LP*	11,609	1,127
Total Industrial		18,422

Consumer, Non-cyclical - 0.0%
Chef Holdings, Inc.*	20	1,692

Total Common Stocks
(Cost $90,943)		20,114

PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
API Heat Transfer Intermediate*	36	18,500
Total Preferred Stocks
(Cost $28,949)		18,500

MONEY MARKET FUND† - 14.0%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 0.01%[2]	5,749,415	5,749,415
Total Money Market Fund
(Cost $5,749,415)		5,749,415

	Face Amount
SENIOR FLOATING RATE INTERESTS††,3 - 90.8%
Industrial - 20.8%
WP CPP Holdings LLC
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/30/25	$627,132	584,575
Delta Air Lines, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 05/01/23	497,500	504,520
Altra Industrial Motion Corp.
2.15% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/01/25	499,627	498,378
Reynolds Group Holdings, Inc.
3.40% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/05/26	500,000	495,625
Gardner Denver, Inc.
1.90% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/01/27	496,250	489,178
Reece Ltd.
2.26% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 01/04/27	495,681	487,626
USIC Holding, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 12/08/23	485,325	484,718
TransDigm, Inc.
2.40% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	493,744	483,252
Alliance Laundry Systems LLC
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 10/08/27	450,000	449,437
Cushman & Wakefield US Borrower LLC
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 08/21/25	448,869	440,116
American Builders & Contractors Supply Co., Inc.
2.15% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 01/15/27	444,375	439,771
Berry Global, Inc.
2.15% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/01/26	417,275	414,826
Genesee & Wyoming, Inc.
2.25% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 12/30/26	397,995	396,813
LTI Holdings, Inc.
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/06/25	394,990	382,860
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	250,000	259,845
Charter Nex US Holdings, Inc.
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 12/01/27	250,000	251,000
BWAY Holding Co.
3.48% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	256,096	246,813
VC GB Holdings, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/28/24†††	233,741	233,157
CPG International LLC
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 05/06/24	199,652	199,352
Titan Acquisition Ltd. (Husky)
3.27% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	194,499	189,262
API Heat Transfer
12.00% (3 Month USD LIBOR + 0.00%, Rate Floor: 1.00%) (in-kind rate was 11.00%) due 01/01/24†††,4	178,621	159,419
12.00% (3 Month USD LIBOR + 0.00%, Rate Floor: 1.00%) (in-kind rate was 11.00%) due 10/02/23†††,4	31,868	29,000
Filtration Group Corp.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25	185,512	183,342
Berlin Packaging LLC
3.16% (1 Month USD LIBOR + 3.00% and 3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 11/07/25	148,855	146,232
Vertical (TK Elevator)
4.57% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 07/30/27	99,750	100,088
Total Industrial		8,549,205

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value
Consumer, Non-cyclical - 19.4%
Hearthside Group Holdings LLC
3.83% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25	$537,625	$527,545
Endo Luxembourg Finance Co.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	533,543	524,206
Aramark Services, Inc.
1.90% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/11/25	500,000	492,625
Froneri US, Inc.
2.40% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/29/27	497,500	492,027
DaVita, Inc.
1.90% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/12/26	496,241	491,502
Elanco Animal Health, Inc.
1.90% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	487,054	482,286
Bombardier Recreational Products, Inc.
2.15% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/27	486,831	480,444
JBS USA Lux SA
2.15% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/01/26	468,578	464,478
Cambrex Corp.
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 12/04/26	450,000	453,375
Weber-Stephen Products LLC
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 10/29/27	450,000	450,225
US Foods, Inc.
2.15% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/14/26	444,375	436,461
Grifols Worldwide Operations USA, Inc.
2.10% (1 Week USD LIBOR + 2.00%, Rate Floor: 2.00%) due 11/15/27	397,122	393,401
Valeant Pharmaceuticals International, Inc.
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/27/25	375,000	371,115
Packaging Coordinators Midco, Inc.
4.50% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/30/27	290,566	290,566
Diamond (BC) BV
3.21% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	291,000	286,393
Syneos Health, Inc.
1.90% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/01/24	267,846	265,302
Sigma Holding BV (Flora Food)
3.37% (6 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/02/25	243,750	241,388
Springs Window Fashions
4.40% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/16/25	107,672	106,640
8.65% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	100,000	95,188
BCPE Eagle Buyer LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	193,467	188,066
Kronos Acquisition Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/22/26	150,000	149,813
Energizer Holdings, Inc.
due 12/16/27	150,000	149,719
Hayward Industries, Inc.
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24	105,634	104,269
CTI Foods Holding Co. LLC
8.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) (in-kind rate was 3.00%) due 05/03/24†††,4	11,282	10,605
Total Consumer, Non-cyclical		7,947,639

Communications - 16.1%
CSC Holdings, LLC
2.41% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/17/25	509,641	501,267
GTT Communications, Inc.
3.00% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25	633,750	493,324
SFR Group S.A.
3.85% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 01/31/26	481,363	475,798
McGraw-Hill Global Education Holdings LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	462,636	449,964
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	432,902	414,257
Virgin Media Bristol LLC
2.66% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/31/28	415,406	411,177
Radiate Holdco, LLC
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 09/25/26	400,000	400,188
Zayo Group Holdings, Inc.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27	401,527	398,515
Ziggo Financing Partnership
due 04/28/28	400,000	397,124
Nielsen Finance LLC
2.15% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/04/23	379,018	377,491
UPC Financing Partnership
3.67% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 01/31/29	175,000	175,088
3.68% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 01/31/29	175,000	175,088
ProQuest, LLC
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 10/23/26	283,083	282,375

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value
Xplornet Communications Inc.
4.90% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27	$249,375	$249,437
WMG Acquisition Corp.
2.27% (1 Month USD LIBOR + 2.13%, Rate Floor: 2.13%) due 11/01/23	247,365	246,707
Internet Brands, Inc.
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/13/24	247,331	243,715
Telenet Financing USD LLC
due 04/28/28	200,000	197,126
Altice US Finance I Corp.
2.41% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/15/26	196,500	193,258
Market Track LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	193,500	178,987
Authentic Brands
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 09/27/24	168,270	166,828
Liberty Cablevision of Puerto Rico LLC
5.16% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 10/15/26	100,000	100,271
GTT Communications BV
due 12/31/21	74,854	68,491
Total Communications		6,596,476

Consumer, Cyclical - 13.1%
Navistar Inc.
3.66% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/06/24	585,347	584,029
Power Solutions (Panther)
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26	557,545	554,640
American Tire Distributors, Inc.
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	512,563	487,191
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	57,427	55,475
Samsonite IP Holdings SARL
1.90% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/25/25	499,359	488,622
Whatabrands, LLC
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/26	479,805	474,930
Mavis Tire Express Services Corp.
3.50% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	438,493	429,942
Go Daddy Operating Company LLC
due 02/15/24	398,623	398,125
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	391,954	389,077
Intrawest Resorts Holdings, Inc.
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/24	358,614	353,084
1011778 BC Unlimited Liability Co.
1.90% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/19/26	346,500	341,195
IBC Capital Ltd.
3.99% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	339,403	334,312
Wyndham Hotels & Resorts, Inc.
1.90% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 05/30/25	146,625	145,452
Prime Security Services Borrower LLC (ADT)
4.25% (1 Month USD LIBOR + 3.25% and 3 Month USD LIBOR + 3.25% and 12 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 09/23/26	134,031	134,366
Playtika Holding Corp.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	96,331	96,802
CPI Acquisition, Inc.
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/17/22	41,839	38,161
EG Finco Ltd.
4.25% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	37,964	37,466
Belk, Inc.
7.75% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 07/31/25	67,356	23,503
Total Consumer, Cyclical		5,366,372

Financial - 10.7%
NFP Corp.
3.40% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	564,620	552,018
Ryan Specialty Group LLC
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/01/27	498,750	496,880
Delos Finance SARL (International Lease Finance)
2.00% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/06/23	490,000	489,182
HUB International Ltd.
2.96% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/25/25	493,687	484,277
Trans Union LLC
1.90% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/16/26	466,349	464,115
Virtu Financial, Inc.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/01/26	430,000	428,835
Citadel Securities LP
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 02/27/26	396,992	396,826
Focus Financial Partners, LLC
due 07/03/24	398,977	395,817
LPL Holdings, Inc.
1.90% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/12/26	353,107	351,782

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value
Aretec Group, Inc.
4.40% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	$245,000	$239,181
Jane Street Group LLC
3.23% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/31/25	80,391	80,170
Total Financial		4,379,083

Technology - 5.7%
Dun & Bradstreet
due 02/06/26	450,000	449,811
Informatica LLC
3.40% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/25/27	357,300	353,952
Aspect Software, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	211,785	203,667
Tech Data Corp.
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/25	200,000	201,062
Boxer Parent Co., Inc.
4.40% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/02/25	192,527	191,508
Solera LLC
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/03/23	172,653	171,142
EIG Investors Corp.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/09/23	149,459	149,273
Emerald TopCo, Inc. (Press Ganey)
3.71% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	148,125	146,088
TIBCO Software, Inc.
3.90% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/30/26	137,310	134,435
Epicor Software
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 07/30/27	125,798	126,401
Neustar, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/08/24	116,399	112,544
Brave Parent Holdings, Inc.
4.15% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	97,744	97,134
Total Technology		2,337,017

Basic Materials - 3.6%
Asplundh Tree Expert LLC
2.65% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 09/06/27	498,750	499,688
Messer Industries USA, Inc.
due 03/02/26	398,985	395,545
PQ Corp.
2.46% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 02/08/27	330,947	327,948
GrafTech Finance, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	254,544	254,015
Total Basic Materials		1,477,196

Energy - 1.0%
Buckeye Partners LP
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/02/26	397,995	397,187

Utilities - 0.4%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	179,100	179,213
Total Senior Floating Rate Interests
(Cost $37,533,685)		37,229,388

Total Investments - 104.9%
(Cost $43,402,992)		$43,017,417
Other Assets & Liabilities, net - (4.9)%		(2,013,706)
Total Net Assets - 100.0%		$41,003,711

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2020.
[3]

Variable rate security. Rate indicated is the rate effective at December 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Payment-in-kind security.
LIBOR — London Interbank Offered Rate
SARL — Société à Responsabilité Limitée

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES F (FLOATING RATE STRATEGIES SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$—	$—	$20,114	$20,114
Preferred Stocks	—	—	18,500	18,500
Money Market Fund	5,749,415	—	—	5,749,415
Senior Floating Rate Interests	—	36,797,207	432,181	37,229,388
Total Assets	$5,749,415	$36,797,207	$470,795	$43,017,417

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Unfunded Loan Commitments (Note 8)	$—	$—	$383	$383

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$20,114	Enterprise Value	Valuation Multiple	3.5x-19.2x	14.7x
Preferred Stocks	18,500	Yield Analysis	Yield	18.2%	—
Senior Floating Rate Interests	233,157	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	199,024	Enterprise Value	Valuation Multiple	9.4x-19.2x	18.7x
Total Assets	$470,795
Liabilities:
Unfunded Loan Commitments	$383	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended December 31, 2020, the Fund had securities with a total value of $264,859 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total market value of $666,613 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
SERIES F (FLOATING RATE STRATEGIES SERIES)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2020:

	Assets				Liabilities
	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$442,260	$7,408	$—	$449,668	$(1,634)
Purchases/(Receipts)	420,727	—	—	420,727	(287)
(Sales, maturities and paydowns)/Fundings	(6,154)	—	—	(6,154)	481
Amortization of premiums/discounts	574	—	—	574	—
Total change in unrealized appreciation (depreciation) included in earnings	8,230	(496)	—	7,734	1,057
Transfers into Level 3	233,157	13,202	18,500	264,859	—
Transfers out of Level 3	(666,613)	—	—	(666,613)	—
Ending Balance	$432,181	$20,114	$18,500	$470,795	$(383)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2020	$6,031	$(496)	$—	$5,535	$151

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20
Common Stock
BP Holdco LLC*	$4,099	$—	$—	$—	$(6)	$4,093	11,609

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $43,398,893)	$43,013,324
Investments in affiliated issuers, at value (cost $4,099)	4,093
Cash	151,489
Prepaid expenses	9,084
Receivables:
Securities sold	697,062
Interest	53,449
Fund shares sold	14
Total assets	43,928,515

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $669)	383
Payable for:
Securities purchased	2,810,700
Fund shares redeemed	22,455
Management fees	10,150
Distribution and service fees	8,565
Fund accounting/administration fees	6,432
Transfer agent/maintenance fees	2,168
Trustees’ fees*	1,677
Miscellaneous	62,274
Total liabilities	2,924,804
Commitments and contingent liabilities (Note 13)	—
Net assets	$41,003,711

Net assets consist of:
Paid in capital	$44,016,342
Total distributable earnings (loss)	(3,012,631)
Net assets	$41,003,711
Capital shares outstanding	1,680,092
Net asset value per share	$24.41

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Interest from securities of unaffiliated issuers	$1,587,520
Total investment income	1,587,520

Expenses:
Management fees	255,579
Distribution and service fees	98,299
Transfer agent/maintenance fees	25,228
Professional fees	73,379
Fund accounting/administration fees	37,273
Line of credit fees	29,661
Trustees’ fees*	18,582
Custodian fees	12,578
Miscellaneous	29,241
Total expenses	579,820
Less:
Expenses reimbursed by Adviser	(4,814)
Expenses waived by Adviser	(92,894)
Earnings credits applied	(813)
Total waived/reimbursed expenses	(98,521)
Net expenses	481,299
Net investment income	1,106,221

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,206,068)
Net realized loss	(2,206,068)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	396,923
Investments in affiliated issuers	(6)
Net change in unrealized appreciation (depreciation)	396,917
Net realized and unrealized loss	(1,809,151)
Net decrease in net assets resulting from operations	$(702,930)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,106,221	$2,229,067
Net realized loss on investments	(2,206,068)	(671,944)
Net change in unrealized appreciation (depreciation) on investments	396,917	2,378,952
Net increase (decrease) in net assets resulting from operations	(702,930)	3,936,075

Distributions to shareholders	(2,229,065)	(2,678,923)

Capital share transactions:
Proceeds from sale of shares	25,343,213	16,078,068
Distributions reinvested	2,229,065	2,678,923
Cost of shares redeemed	(29,683,817)	(32,764,760)
Net decrease from capital share transactions	(2,111,539)	(14,007,769)
Net decrease in net assets	(5,043,534)	(12,750,617)

Net assets:
Beginning of year	46,047,245	58,797,862
End of year	$41,003,711	$46,047,245

Capital share activity:
Shares sold	1,049,495	615,568
Shares issued from reinvestment of distributions	94,854	105,511
Shares redeemed	(1,237,868)	(1,271,092)
Net decrease in shares	(93,519)	(550,013)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SERIES F (FLOATING RATE STRATEGIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$25.96	$25.30	$26.26	$26.22	$25.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.68	1.06	1.01	.91	1.05
Net gain (loss) on investments (realized and unrealized)	(.74)	.85	(1.21)	(.02)	1.09
Total from investment operations	(.06)	1.91	(.20)	.89	2.14
Less distributions from:
Net investment income	(1.49)	(1.25)	(.76)	(.85)	(1.56)
Net realized gains	—	—	—	—	(.08)
Total distributions	(1.49)	(1.25)	(.76)	(.85)	(1.64)
Net asset value, end of period	$24.41	$25.96	$25.30	$26.26	$26.22

Total Return[b]	0.01%	7.60%	(0.84%)	3.46%	8.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,004	$46,047	$58,798	$51,038	$53,245
Ratios to average net assets:
Net investment income (loss)	2.81%	4.10%	3.85%	3.44%	4.06%
Total expenses	1.47%	1.38%	1.26%	1.28%	1.22%
Net expenses[c,d,e]	1.23%	1.21%	1.16%	1.18%	1.18%
Portfolio turnover rate	60%	28%	80%	57%	71%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
1.15%	1.15%	1.15%	1.15%	1.15%

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was as follows:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
—	—	0.00%*	0.01%	—

*	Less than 0.01%

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2020

To Our Shareholders:

The Series J (StylePlusTM—Mid Growth Series) (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended December 31, 2020.

For the year ended December 31, 2020, Series J (StylePlus—Mid Growth Series) returned 32.10%, compared with the 35.59% return of its benchmark, the Russell Midcap® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell Midcap Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the Russell Midcap Growth Index for the fiscal year ended December 31, 2020 by 349 basis points net of fees. The fixed income sleeve contributed to total return, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, net of the investment income earned by these positions, were positive for the period. The actively managed equity sleeve detracted from performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, had an insignificant impact on relative performance for the period.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

SERIES J (STYLEPLUS—MID GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 1, 1992

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	28.0%
Guggenheim Strategy Fund III	21.2%
Guggenheim Variable Insurance Strategy Fund III	21.2%
Guggenheim Strategy Fund II	10.3%
Chemed Corp.	0.3%
Enphase Energy, Inc.	0.2%
Trimble, Inc.	0.2%
Jazz Pharmaceuticals plc	0.2%
SolarEdge Technologies, Inc.	0.2%
Charles River Laboratories International, Inc.	0.2%
Top Ten Total	82.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Series J (StylePlus—Mid Growth Series)	32.10%	17.14%	13.68%
Russell Midcap Growth Index	35.59%	18.66%	15.04%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS	December 31, 2020
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 15.2%

Consumer, Non-cyclical - 4.4%
Chemed Corp.	974	$518,762
Jazz Pharmaceuticals plc*	2,380	392,819
Charles River Laboratories International, Inc.*	1,540	384,784
Encompass Health Corp.	4,340	358,874
Bio-Techne Corp.	977	310,246
PRA Health Sciences, Inc.*	2,394	300,303
Masimo Corp.*	1,106	296,828
Amedisys, Inc.*	905	265,464
Exelixis, Inc.*	12,342	247,704
Integra LifeSciences Holdings Corp.*	3,548	230,336
Repligen Corp.*	1,133	217,117
Hill-Rom Holdings, Inc.	2,143	209,950
LHC Group, Inc.*	966	206,067
STERIS plc	1,062	201,292
Syneos Health, Inc.*	2,928	199,485
Post Holdings, Inc.*	1,921	194,040
Quanta Services, Inc.	2,685	193,374
Arrowhead Pharmaceuticals, Inc.*	2,463	188,986
ICU Medical, Inc.*	868	186,177
United Rentals, Inc.*	791	183,441
Quidel Corp.*	1,012	181,806
Globus Medical, Inc. — Class A*	2,773	180,855
Boston Beer Company, Inc. — Class A*	178	176,984
Kimberly-Clark Corp.	1,125	151,684
WEX, Inc.*	742	151,019
Darling Ingredients, Inc.*	2,575	148,526
Emergent BioSolutions, Inc.*	1,547	138,611
Service Corporation International	2,652	130,213
Tyson Foods, Inc. — Class A	2,004	129,138
Vertex Pharmaceuticals, Inc.*	523	123,606
HealthEquity, Inc.*	1,739	121,226
Dentsply Sirona, Inc.	2,300	120,428
Campbell Soup Co.	2,414	116,717
Haemonetics Corp.*	966	114,713
Hologic, Inc.*	1,552	113,032
LivaNova plc*	1,702	112,689
Baxter International, Inc.	1,351	108,404
McKesson Corp.	603	104,874
Ligand Pharmaceuticals, Inc. — Class B*	1,051	104,522
Molina Healthcare, Inc.*	425	90,389
CoreLogic, Inc.	1,094	84,588
Incyte Corp.*	967	84,110
Cardinal Health, Inc.	1,512	80,983
United Therapeutics Corp.*	486	73,770
Regeneron Pharmaceuticals, Inc.*	151	72,949
Helen of Troy Ltd.*	324	71,989
Total Consumer, Non-cyclical		8,373,874

Industrial - 3.6%
Trimble, Inc.*	5,895	393,609
Hubbell, Inc.	2,158	338,353
AGCO Corp.	3,072	316,693
Timken Co.	4,064	314,391
ITT, Inc.	3,741	288,132
Carlisle Companies, Inc.	1,794	280,187
Lincoln Electric Holdings, Inc.	2,277	264,701
Cognex Corp.	3,127	251,051
Generac Holdings, Inc.*	1,053	239,463
TE Connectivity Ltd.	1,827	221,195
EMCOR Group, Inc.	2,126	194,444
Waters Corp.*	757	187,297
Knight-Swift Transportation Holdings, Inc.	4,413	184,552
Trex Company, Inc.*	2,009	168,193
PerkinElmer, Inc.	1,164	167,034
Oshkosh Corp.	1,929	166,029
Lennox International, Inc.	597	163,560
Curtiss-Wright Corp.	1,403	163,239
TopBuild Corp.*	861	158,493
Woodward, Inc.	1,304	158,475
Axon Enterprise, Inc.*	1,253	153,530
II-VI, Inc.*	1,967	149,413
Energizer Holdings, Inc.	3,531	148,938
Owens Corning	1,828	138,489
Jabil, Inc.	2,864	121,806
Huntington Ingalls Industries, Inc.	708	120,700
National Instruments Corp.	2,731	120,000
Masco Corp.	2,148	117,990
Clean Harbors, Inc.*	1,518	115,520
Graco, Inc.	1,567	113,373
Valmont Industries, Inc.	630	110,206
MasTec, Inc.*	1,520	103,633
Werner Enterprises, Inc.	2,344	91,932
XPO Logistics, Inc.*	726	86,539
Northrop Grumman Corp.	256	78,008
Littelfuse, Inc.	287	73,087
MSA Safety, Inc.	478	71,409
Nordson Corp.	351	70,533
Universal Display Corp.	298	68,480
Eagle Materials, Inc.	577	58,479
Toro Co.	586	55,576
Total Industrial		6,786,732

Technology - 2.3%
Fair Isaac Corp.*	600	306,624
Cerner Corp.	3,539	277,741
Monolithic Power Systems, Inc.	730	267,348
MKS Instruments, Inc.	1,758	264,491
Lumentum Holdings, Inc.*	2,755	261,174
CDK Global, Inc.	4,741	245,726
Cree, Inc.*	2,258	239,122
Seagate Technology plc	3,552	220,792
J2 Global, Inc.*	2,156	210,619
CACI International, Inc. — Class A*	831	207,193
PTC, Inc.*	1,705	203,935
NetApp, Inc.	3,008	199,250
ACI Worldwide, Inc.*	5,018	192,842
Cirrus Logic, Inc.*	2,343	192,595
Perspecta, Inc.	7,070	170,246
Teradata Corp.*	7,288	163,761
Silicon Laboratories, Inc.*	1,253	159,557

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value
Manhattan Associates, Inc.*	1,259	$132,421
Synaptics, Inc.*	1,260	121,464
NCR Corp.*	3,200	120,224
Blackbaud, Inc.	2,028	116,732
Semtech Corp.*	1,002	72,234
Ceridian HCM Holding, Inc.*	553	58,928
Total Technology		4,405,019

Consumer, Cyclical - 2.0%
Gentex Corp.	10,631	360,710
AutoZone, Inc.*	235	278,578
Polaris, Inc.	2,470	235,342
Deckers Outdoor Corp.*	819	234,873
Williams-Sonoma, Inc.	2,140	217,938
Caesars Entertainment, Inc.*	2,880	213,898
Lithia Motors, Inc. — Class A	697	203,991
Brunswick Corp.	2,456	187,245
RH*	391	174,980
Visteon Corp.*	1,332	167,192
Tempur Sealy International, Inc.*	6,098	164,646
PACCAR, Inc.	1,765	152,284
Wyndham Hotels & Resorts, Inc.	2,456	145,985
PulteGroup, Inc.	2,788	120,219
O’Reilly Automotive, Inc.*	252	114,048
LKQ Corp.*	3,008	106,002
Leggett & Platt, Inc.	2,111	93,517
IAA, Inc.*	1,335	86,748
Scotts Miracle-Gro Co. — Class A	433	86,228
Mattel, Inc.*	4,824	84,179
Penn National Gaming, Inc.*	946	81,706
Five Below, Inc.*	441	77,166
Carter’s, Inc.	802	75,444
KB Home	2,183	73,174
Texas Roadhouse, Inc. — Class A	881	68,859
Total Consumer, Cyclical		3,804,952

Financial - 1.2%
Stifel Financial Corp.	4,692	236,733
RenaissanceRe Holdings Ltd.	1,388	230,158
Evercore, Inc. — Class A	1,826	200,203
Primerica, Inc.	1,401	187,636
Western Union Co.	7,305	160,272
Brown & Brown, Inc.	3,066	145,359
Ameriprise Financial, Inc.	713	138,557
Medical Properties Trust, Inc. REIT	5,462	119,017
CyrusOne, Inc. REIT	1,619	118,430
PROG Holdings, Inc.	1,927	103,807
Brighthouse Financial, Inc.*	2,492	90,223
Interactive Brokers Group, Inc. — Class A	1,439	87,664
SLM Corp.	5,812	72,011
Essent Group Ltd.	1,582	68,343
EastGroup Properties, Inc. REIT	414	57,157
American Campus Communities, Inc. REIT	1,325	56,670
STORE Capital Corp. REIT	1,598	54,300
Commerce Bancshares, Inc.	813	53,394
Camden Property Trust REIT	521	52,058
Total Financial		2,231,992

Communications - 0.7%
Ciena Corp.*	5,232	276,511
FactSet Research Systems, Inc.	727	241,728
Cable One, Inc.	81	180,445
Corning, Inc.	3,038	109,368
Yelp, Inc. — Class A*	3,112	101,669
Motorola Solutions, Inc.	575	97,785
GrubHub, Inc.*	1,218	90,461
New York Times Co. — Class A	1,737	89,924
Interpublic Group of Companies, Inc.	3,580	84,202
eBay, Inc.	1,573	79,043
Omnicom Group, Inc.	1,262	78,711
Total Communications		1,429,847

Energy - 0.7%
Enphase Energy, Inc.*	2,653	465,522
SolarEdge Technologies, Inc.*	1,219	389,007
Sunrun, Inc.*	3,412	236,725
First Solar, Inc.*	1,563	154,612
Murphy USA, Inc.	545	71,324
Total Energy		1,317,190

Utilities - 0.3%
ONE Gas, Inc.	2,402	184,402
Hawaiian Electric Industries, Inc.	4,687	165,873
IDACORP, Inc.	1,652	158,641
Total Utilities		508,916

Basic Materials - 0.0%
RPM International, Inc.	968	87,875

Total Common Stocks
(Cost $23,887,796)		28,946,397

MUTUAL FUNDS† - 80.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	5,366,525	53,557,922
Guggenheim Strategy Fund III[1]	1,614,095	40,513,796
Guggenheim Variable Insurance Strategy Fund III[1]	1,614,311	40,422,360
Guggenheim Strategy Fund II1	786,089	19,620,773
Total Mutual Funds
(Cost $153,156,934)		154,114,851

MONEY MARKET FUND† - 4.1%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	7,811,894	7,811,894
Total Money Market Fund
(Cost $7,811,894)		7,811,894

Total Investments - 100.0%
(Cost $184,856,624)		$190,873,142
Other Assets & Liabilities, net - 0.0%		46,858
Total Net Assets - 100.0%		$190,920,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES J (STYLEPLUS—MID GROWTH SERIES)

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	2	Mar 2021	$374,425	$5,698
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2021	257,385	5,495
S&P MidCap 400 Index Mini Futures Contracts	3	Mar 2021	690,780	5,480
			$1,322,590	$16,673

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Citibank N.A., New York	Russell MidCap Growth Index Total Return	0.25% (3 Month USD LIBOR + 0.02%)	At Maturity	04/07/21	32,505	$161,115,583	$25,114,016

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
SERIES J (STYLEPLUS—MID GROWTH SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$28,946,397	$—	$—	$28,946,397
Mutual Funds	154,114,851	—	—	154,114,851
Money Market Fund	7,811,894	—	—	7,811,894
Equity Futures Contracts**	16,673	—	—	16,673
Equity Index Swap Agreements**	—	25,114,016	—	25,114,016
Total Assets	$190,889,815	$25,114,016	$—	$216,003,831

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$10,442,989	$17,149,839	$(8,041,964)	$(73,734)	$143,643	$19,620,773	786,089	$189,614
Guggenheim Strategy Fund III	40,848,416	764,932	(1,655,987)	(65,898)	622,333	40,513,796	1,614,095	762,296
Guggenheim Ultra Short Duration Fund — Institutional Class	15,131,682	63,587,836	(25,957,961)	266,092	530,273	53,557,922	5,366,525	401,849
Guggenheim Variable Insurance Strategy Fund III	50,233,799	770,576	(10,963,294)	(168,723)	550,002	40,422,360	1,614,311	769,073
	$116,656,886	$82,273,183	$(46,619,206)	$(42,263)	$1,846,251	$154,114,851		$2,122,832

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $31,699,690)	$36,758,291
Investments in affiliated issuers, at value (cost $153,156,934)	154,114,851
Segregated cash with broker	78,500
Unrealized appreciation on OTC swap agreements	25,114,016
Prepaid expenses	5,464
Receivables:
Fund shares sold	310,647
Dividends	188,690
Variation margin on futures contracts	3,520
Interest	88
Total assets	216,574,067

Liabilities:
Segregated cash due to broker	25,160,000
Payable for:
Securities purchased	184,792
Swap settlement	81,403
Management fees	59,157
Distribution and service fees	39,805
Fund shares redeemed	17,859
Fund accounting/administration fees	13,526
Trustees’ fees*	2,147
Transfer agent/maintenance fees	2,135
Miscellaneous	93,243
Total liabilities	25,654,067
Commitments and contingent liabilities (Note 13)	—
Net assets	$190,920,000

Net assets consist of:
Paid in capital	$132,385,343
Total distributable earnings (loss)	58,534,657
Net assets	$190,920,000
Capital shares outstanding	2,634,689
Net asset value per share	$72.46

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$284,755
Dividends from securities of affiliated issuers	2,122,832
Interest	22,378
Total investment income	2,429,965

Expenses:
Management fees	1,168,216
Distribution and service fees	389,405
Transfer agent/maintenance fees	25,253
Fund accounting/administration fees	120,560
Professional fees	67,959
Interest expense	21,816
Trustees’ fees*	20,587
Custodian fees	17,104
Line of credit fees	4,176
Miscellaneous	91,815
Total expenses	1,926,891
Less:
Expenses reimbursed by Adviser	(6,488)
Expenses waived by Adviser	(517,801)
Earnings credits applied	(1,617)
Total waived/reimbursed expenses	(525,906)
Net expenses	1,400,985
Net investment income	1,028,980

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,206,739)
Investments in affiliated issuers	(42,263)
Swap agreements	27,839,730
Futures contracts	1,621,468
Net realized gain	28,212,196
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,429,204
Investments in affiliated issuers	1,846,251
Swap agreements	13,111,432
Futures contracts	(3,440)
Net change in unrealized appreciation (depreciation)	17,383,447
Net realized and unrealized gain	45,595,643
Net increase in net assets resulting from operations	$46,624,623

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,028,980	$2,136,044
Net realized gain on investments	28,212,196	10,018,654
Net change in unrealized appreciation (depreciation) on investments	17,383,447	30,693,392
Net increase in net assets resulting from operations	46,624,623	42,848,090

Distributions to shareholders	(9,832,328)	(15,157,609)

Capital share transactions:
Proceeds from sale of shares	4,851,242	2,722,984
Distributions reinvested	9,832,328	15,157,609
Cost of shares redeemed	(18,230,591)	(25,012,530)
Net decrease from capital share transactions	(3,547,021)	(7,131,937)
Net increase in net assets	33,245,274	20,558,544

Net assets:
Beginning of year	157,674,726	137,116,182
End of year	$190,920,000	$157,674,726

Capital share activity:
Shares sold	80,991	48,009
Shares issued from reinvestment of distributions	169,086	270,623
Shares redeemed	(311,264)	(435,155)
Net decrease in shares	(61,187)	(116,523)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SERIES J (STYLEPLUS—MID GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$58.49	$48.75	$59.82	$48.43	$45.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	.79	.97	.67	.52
Net gain (loss) on investments (realized and unrealized)	17.43	14.90	(4.08)	11.22	3.37
Total from investment operations	17.82	15.69	(3.11)	11.89	3.89
Less distributions from:
Net investment income	(.84)	(.49)	(.83)	(.50)	(.33)
Net realized gains	(3.01)	(5.46)	(7.13)	—	(.28)
Total distributions	(3.85)	(5.95)	(7.96)	(.50)	(.61)
Net asset value, end of period	$72.46	$58.49	$48.75	$59.82	$48.43

Total Return[b]	32.10%	32.70%	(7.10%)	24.67%	8.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$190,920	$157,675	$137,116	$187,897	$166,814
Ratios to average net assets:
Net investment income (loss)	0.66%	1.39%	1.64%	1.25%	1.14%
Total expenses[c]	1.22%	1.30%	1.28%	1.14%	0.95%
Net expenses[d,e]	0.89%	1.00%	1.01%	0.94%	0.95%
Portfolio turnover rate	71%	57%	66%	49%	57%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expense may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
0.88%	0.92%	0.94%	0.92%	0.95%	0.97%

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2020

To Our Shareholders:

The Series N (Managed Asset Allocation Series) is managed by a team of seasoned professionals, including Michael P. Byrum, CFA, Portfolio Manager; Ryan Harder, CFA, Portfolio Manager; and Matthew Wu, Ph.D., CFA, Portfolio Manager. In the following paragraphs, the team discusses performance of the Series for the fiscal year ended December 31, 2020.

For the year ended December 31, 2020, Series N (Managed Asset Allocation Series) returned 12.59%, compared with its weighted benchmark that is 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index, which returned 14.73%. The S&P 500 Index returned 18.40% over the year and the Bloomberg Barclays U.S. Aggregate Bond Index returned 7.51%.

The year 2020 was unusually volatile, beginning with a pandemic that forced a rapid fall in the market. The U.S. Federal Reserve quickly cut rates and announced aggressive bond purchase plans, while a large relief act was passed by Congress, prompting the market to strongly rebound. Helped by announcements of the successful development of vaccines, the stock market built on its gains and turned in one of the strongest ever months in November.

Despite the volatility, all the Fund’s core holdings delivered positive returns. ETFs and futures contracts on the Russell 2000 Index became the largest winner. The best performer of the prior few years—ETFs and futures on S&P 500—was the second-best performer, followed by S&P MidCap 400 Index. Similar to 2019, bonds underperformed U.S. equity, with the 2-year Treasury bill the least, followed by iShares Core US Aggregate Bond ETF. However, the 10-year treasury still managed to outperform iShares MSCI EAFE ETF.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

SERIES N (MANAGED ASSET ALLOCATION SERIES)

OBJECTIVE: Seeks to provide growth of capital and, secondarily, preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Vanguard S&P 500 ETF	17.5%
SPDR S&P 500 ETF Trust	16.6%
iShares Core U.S. Aggregate Bond ETF	15.8%
iShares iBoxx $ Investment Grade Corporate Bond ETF	8.1%
iShares MSCI EAFE ETF	5.6%
iShares Core S&P Mid-Cap ETF	5.3%
Guggenheim Variable Insurance Strategy Fund III	5.1%
Guggenheim Strategy Fund III	4.9%
iShares 7-10 Year Treasury Bond ETF	4.9%
Guggenheim Strategy Fund II	4.1%
Top Ten Total	87.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Series N (Managed Asset Allocation Series)	12.59%	9.51%	8.17%
Blended Index**	14.73%	11.10%	10.02%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%
S&P 500 Index	18.40%	15.22%	13.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Blended index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS	December 31, 2020
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Shares	Value
EXCHANGE-TRADED FUNDS† - 77.9%
Vanguard S&P 500 ETF	23,258	$7,993,542
SPDR S&P 500 ETF Trust	20,224	7,561,349
iShares Core U.S. Aggregate Bond ETF	60,955	7,204,272
iShares iBoxx $ Investment Grade Corporate Bond ETF	26,879	3,712,796
iShares MSCI EAFE ETF	35,190	2,567,462
iShares Core S&P Mid-Cap ETF	10,538	2,421,948
iShares 7-10 Year Treasury Bond ETF	18,601	2,231,190
iShares 1-3 Year Treasury Bond ETF	21,644	1,869,609
iShares Core S&P 500 ETF	2	751
Total Exchange-Traded Funds
(Cost $23,351,743)		35,562,919

MUTUAL FUNDS† - 16.4%
Guggenheim Variable Insurance Strategy Fund III[1]	92,960	2,327,726
Guggenheim Strategy Fund III[1]	89,908	2,256,685
Guggenheim Strategy Fund II1	74,980	1,871,503
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	104,244	1,040,355
Total Mutual Funds
(Cost $7,475,031)		7,496,269

MONEY MARKET FUND† - 4.9%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	2,251,577	2,251,577
Total Money Market Fund
(Cost $2,251,577)		2,251,577

	Face Amount
U.S. TREASURY BILLS†† - 1.5%
U.S. Treasury Bills
0.08% due 01/28/21[3,4]	$689,000	688,974
Total U.S. Treasury Bills
(Cost $688,960)		688,974

Total Investments - 100.7%
(Cost $33,767,311)		$45,999,739
Other Assets & Liabilities, net - (0.7)%		(326,854)
Total Net Assets - 100.0%		$45,672,885

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
MSCI EAFE Index Futures Contracts	43	Mar 2021	$4,580,575	$102,637
Russell 2000 Index Mini Futures Contracts	20	Mar 2021	1,974,200	54,322
S&P 500 Index Mini Futures Contracts	8	Mar 2021	1,497,700	33,429
S&P MidCap 400 Index Mini Futures Contracts	2	Mar 2021	460,520	12,107
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2021	257,385	9,362
CAC 40 10 Euro Index Futures Contracts††	3	Jan 2021	204,829	3,233
Dow Jones Industrial Average Index Mini Futures Contracts	1	Mar 2021	152,340	2,768
			$9,127,549	$217,858
Interest Rate Futures Contracts Purchased†
U.S. Treasury 2 Year Note Futures Contracts	6	Mar 2021	1,325,765	1,300
U.S. Treasury 10 Year Note Futures Contracts	27	Mar 2021	3,726,422	1,009
			$5,052,187	$2,309
Currency Futures Contracts Sold Short†
Japanese Yen Futures Contracts	1	Mar 2021	$121,156	$(865)

Equity Futures Contracts Sold Short†
FTSE 100 Index Futures Contracts††	2	Mar 2021	177,586	298
Nikkei 225 (CME) Index Futures Contracts	1	Mar 2021	137,625	(4,853)
DAX Index Futures Contracts††	1	Mar 2021	419,336	(19,476)
			$734,547	$(24,031)

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES N (MANAGED ASSET ALLOCATION SERIES)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2020.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$35,562,919	$—	$—	$35,562,919
Mutual Funds	7,496,269	—	—	7,496,269
Money Market Fund	2,251,577	—	—	2,251,577
U.S. Treasury Bills	—	688,974	—	688,974
Equity Futures Contracts**	214,625	3,531	—	218,156
Interest Rate Futures Contracts**	2,309	—	—	2,309
Total Assets	$45,527,699	$692,505	$—	$46,220,204

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$4,853	$19,476	$—	$24,329
Currency Futures Contracts**	865	—	—	865
Total Liabilities	$5,718	$19,476	$—	$25,194

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
SERIES N (MANAGED ASSET ALLOCATION SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,819,612	$35,390	$—	$—	$16,501	$1,871,503	74,980	$35,311
Guggenheim Strategy Fund III	3,384,297	46,185	(1,200,000)	(11,759)	37,962	2,256,685	89,908	46,094
Guggenheim Ultra Short Duration Fund — Institutional Class	1,022,480	14,706	—	—	3,169	1,040,355	104,244	14,698
Guggenheim Variable Insurance Strategy Fund III	2,964,889	44,735	(700,000)	(14,276)	32,378	2,327,726	92,960	44,653
	$9,191,278	$141,016	$(1,900,000)	$(26,035)	$90,010	$7,496,269		$140,756

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $26,292,280)	$38,503,470
Investments in affiliated issuers, at value (cost $7,475,031)	7,496,269
Cash	7
Segregated cash with broker	798
Prepaid expenses	2,664
Receivables:
Securities sold	149,584
Dividends	41,768
Fund shares sold	275
Interest	16
Total assets	46,194,851

Liabilities:
Payable for:
Securities purchased	410,219
Variation margin on futures contracts	29,900
Professional fees	29,403
Management fees	15,112
Distribution and service fees	9,584
Fund accounting/administration fees	5,335
Fund shares redeemed	3,770
Transfer agent/maintenance fees	2,210
Trustees’ fees*	1,202
Miscellaneous	15,231
Total liabilities	521,966
Commitments and contingent liabilities (Note 13)	—
Net assets	$45,672,885

Net assets consist of:
Paid in capital	$29,999,719
Total distributable earnings (loss)	15,673,166
Net assets	$45,672,885
Capital shares outstanding	1,366,926
Net asset value per share	$33.41

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$619,324
Dividends from securities of affiliated issuers	140,756
Interest	4,419
Total investment income	764,499

Expenses:
Management fees	172,176
Distribution and service fees	107,610
Transfer agent/maintenance fees	25,256
Professional fees	41,283
Fund accounting/administration fees	39,923
Trustees’ fees*	18,121
Custodian fees	3,720
Line of credit fees	1,192
Miscellaneous	25,090
Total expenses	434,371
Less:
Expenses waived by Adviser	(2,572)
Net expenses	431,799
Net investment income	332,700

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,990,393
Investments in affiliated issuers	(26,035)
Futures contracts	1,363,225
Foreign currency transactions	(3,414)
Net realized gain	3,324,169
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,143,642
Investments in affiliated issuers	90,010
Futures contracts	154,398
Foreign currency translations	4
Net change in unrealized appreciation (depreciation)	1,388,054
Net realized and unrealized gain	4,712,223
Net increase in net assets resulting from operations	$5,044,923

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$332,700	$658,539
Net realized gain on investments	3,324,169	2,663,361
Net change in unrealized appreciation (depreciation) on investments	1,388,054	4,897,820
Net increase in net assets resulting from operations	5,044,923	8,219,720

Distributions to shareholders	(3,200,030)	(1,105,138)

Capital share transactions:
Proceeds from sale of shares	1,360,017	1,782,394
Distributions reinvested	3,200,030	1,105,138
Cost of shares redeemed	(6,950,594)	(6,419,274)
Net decrease from capital share transactions	(2,390,547)	(3,531,742)
Net increase (decrease) in net assets	(545,654)	3,582,840

Net assets:
Beginning of year	46,218,539	42,635,699
End of year	$45,672,885	$46,218,539

Capital share activity:
Shares sold	43,430	59,756
Shares issued from reinvestment of distributions	106,597	36,365
Shares redeemed	(225,315)	(213,259)
Net decrease in shares	(75,288)	(117,138)

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$32.05	$27.34	$31.68	$28.74	$27.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.44	.47	.39	.40
Net gain (loss) on investments (realized and unrealized)	3.52	5.02	(2.08)	3.68	1.78
Total from investment operations	3.76	5.46	(1.61)	4.07	2.18
Less distributions from:
Net investment income	(.49)	(.51)	(.44)	(.46)	(.33)
Net realized gains	(1.91)	(.24)	(2.29)	(.67)	(.54)
Total distributions	(2.40)	(.75)	(2.73)	(1.13)	(.87)
Net asset value, end of period	$33.41	$32.05	$27.34	$31.68	$28.74

Total Return[b]	12.59%	20.11%	(5.73%)	14.39%	8.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,673	$46,219	$42,636	$51,080	$52,840
Ratios to average net assets:
Net investment income (loss)	0.77%	1.45%	1.53%	1.29%	1.42%
Total expenses[c]	1.01%	1.01%	0.99%	0.98%	0.92%
Net expenses[d]	1.00%	1.00%	0.99%	0.98%	0.92%
Portfolio turnover rate	6%	14%	4%	1%	6%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2020

To Our Shareholders:

The Series O (All Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2020.

For the year ended December 31, 2020, Series O (All Cap Value Series) returned 1.88%, compared with the Russell 3000® Value Index, which returned 2.87%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Dominating the market for the period was the strong outperformance of growth versus value stocks, despite occasional signs that the situation might be ready to turn. Significant monetary and fiscal stimulus and the low-rate environment helped multiples of growth stocks expand more than those of value stocks, leading to stocks with extreme valuations to experience continued multiple expansion.

The Information Technology sector was the bright spot for the Fund for the period, along with lesser contributions from Health Care and Materials. Performance was aided by relative contributions from Real Estate and Energy, where the Fund’s holdings—despite a negative return overall—strongly outperformed those in the benchmark. Information Technology benefited from an overweight, the Fund’s largest relative to the benchmark, and strong selection, especially in Apple Computer and Micron Technology. Top individual contributors included Olin Corp. and Westlake Chemical Corp. in the Materials space and Alexion Pharmaceuticals in Health Care.

The Energy sector in the Fund relatively outperformed that in the benchmark, but its slightly larger allocation detracted from performance. Leading individual contributors were Range Resources, which benefited from firming in natural gas prices. Chevron and Marathon Oil were major sector detractors. Office REIT Equity Commonwealth was the main contributors, while commercial REIT Howard Hughes Corp. was the main detractor.

Sectors detracting from performance included Financials and Utilities. The Fund’s Financial holdings underperformed those in the benchmark, and the impact was magnified by the sector’s large weighting, the largest in both the Fund and the benchmark. Major banks such as Wells Fargo and Citigroup were large detractors due to perceived weaker economic activity as a result of COVID, and the Fed’s lowering of interest rates in reaction to the pandemic. In Utilities, the Fund was hurt by having no exposure to the better-performing renewables space, which also had higher valuations and thus did not possess value characteristics sought by the Fund.

A large individual detractor was Consumer Staples company Tyson Foods, which fell as thousands of its employees tested positive for COVID during the summer. The contribution from Consumer Discretionary, slightly negative, was not as bad as it could have been through an overweight to homebuilder D. R. Horton, which returned more than 30% over the period.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, the size of companies it owns is typically smaller, given their often-better growth opportunities.

Over the period, the Fund’s largest sector overweights on average relative to the benchmark were in Tech and Financials. The Fund’s largest sector underweights were in Health Care and Communication Services.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2020

Portfolio and Market Outlook

The market outlook is indeed murkier than usual. The expectation of a government and a Federal Reserve willing to do whatever is necessary to help the economy and the markets will need to meet the growing limitations that an increasingly indebted nation must eventually face. However, near term benefits of stimulus money and a Federal Reserve willing to commit to near zero interest rates for an indefinite period suggest a buoyant near-term outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

SERIES O (ALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Micron Technology, Inc.	1.9%
Verizon Communications, Inc.	1.8%
Chevron Corp.	1.8%
JPMorgan Chase & Co.	1.7%
Citigroup, Inc.	1.6%
Voya Financial, Inc.	1.6%
Berkshire Hathaway, Inc. — Class B	1.5%
Huntsman Corp.	1.5%
Johnson & Johnson	1.5%
Skyworks Solutions, Inc.	1.5%
Top Ten Total	16.4%

“Ten Largest Holdings” excludes any temporary cash investments.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Series O (All Cap Value Series)	1.88%	9.67%	9.13%
Russell 3000 Value Index	2.87%	9.74%	10.36%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS	December 31, 2020
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 98.5%

Financial - 26.8%
JPMorgan Chase & Co.	12,026	$1,528,144
Citigroup, Inc.	23,857	1,471,023
Voya Financial, Inc.	24,286	1,428,260
Berkshire Hathaway, Inc. — Class B*	6,100	1,414,407
Bank of America Corp.	41,246	1,250,166
Synovus Financial Corp.	31,962	1,034,610
Zions Bancorp North America	21,169	919,581
Morgan Stanley	13,028	892,809
KeyCorp	49,889	818,678
Allstate Corp.	7,125	783,251
Alleghany Corp.	1,206	728,050
Wells Fargo & Co.	23,964	723,233
MetLife, Inc.	15,334	719,931
Medical Properties Trust, Inc. REIT	30,988	675,228
Prudential Financial, Inc.	7,716	602,388
Principal Financial Group, Inc.	11,835	587,134
First Horizon National Corp.	44,618	569,326
Pinnacle Financial Partners, Inc.	8,768	564,659
Physicians Realty Trust REIT	29,711	528,856
BOK Financial Corp.	7,672	525,379
Hartford Financial Services Group, Inc.	10,480	513,310
Radian Group, Inc.	24,321	492,500
Gaming and Leisure Properties, Inc. REIT	11,540	489,296
Park Hotels & Resorts, Inc. REIT	28,247	484,436
Alexandria Real Estate Equities, Inc. REIT	2,595	462,481
Loews Corp.	10,075	453,577
Axis Capital Holdings Ltd.	8,833	445,095
Charles Schwab Corp.	8,169	433,284
Regions Financial Corp.	22,189	357,687
VICI Properties, Inc. REIT	13,634	347,667
Sun Communities, Inc. REIT	2,052	311,801
Hilltop Holdings, Inc.	10,087	277,493
Stifel Financial Corp.	5,273	266,050
Mastercard, Inc. — Class A	715	255,212
American International Group, Inc.	6,394	242,077
Heritage Insurance Holdings, Inc.	23,153	234,540
WSFS Financial Corp.	4,887	219,329
Apple Hospitality REIT, Inc.	15,426	199,150
Old Republic International Corp.	9,140	180,150
Heartland Financial USA, Inc.	3,967	160,148
Total Financial		24,590,396

Consumer, Non-cyclical - 15.3%
Johnson & Johnson	8,556	1,346,543
Pfizer, Inc.	35,686	1,313,602
Bunge Ltd.	18,787	1,232,051
HCA Healthcare, Inc.	6,217	1,022,448
Archer-Daniels-Midland Co.	16,063	809,736
Medtronic plc	6,276	735,171
Encompass Health Corp.	8,850	731,806
Quest Diagnostics, Inc.	5,569	663,658
Ingredion, Inc.	8,169	642,655
Zimmer Biomet Holdings, Inc.	4,163	641,477
Tyson Foods, Inc. — Class A	9,842	634,219
McKesson Corp.	3,206	557,587
Merck & Company, Inc.	6,587	538,817
Humana, Inc.	1,232	505,453
Alexion Pharmaceuticals, Inc.*	2,906	454,033
Emergent BioSolutions, Inc.*	4,318	386,893
Amgen, Inc.	1,636	376,149
Sabre Corp.	27,673	332,630
Central Garden & Pet Co. — Class A*	7,922	287,806
US Foods Holding Corp.*	8,453	281,569
Integer Holdings Corp.*	3,227	262,000
MGP Ingredients, Inc.	5,140	241,888
Total Consumer, Non-cyclical		13,998,191

Industrial - 11.7%
Honeywell International, Inc.	5,354	1,138,796
Owens Corning	14,831	1,123,596
Johnson Controls International plc	19,318	900,026
Knight-Swift Transportation Holdings, Inc.	21,358	893,191
Valmont Industries, Inc.	4,528	792,083
MDU Resources Group, Inc.	19,696	518,793
FedEx Corp.	1,764	457,970
Plexus Corp.*	5,474	428,121
Jacobs Engineering Group, Inc.	3,679	400,864
Graphic Packaging Holding Co.	20,768	351,810
General Electric Co.	30,573	330,189
Rexnord Corp.	8,337	329,228
PGT Innovations, Inc.*	15,978	324,992
L3Harris Technologies, Inc.	1,706	322,468
EnerSys	3,666	304,498
Aerojet Rocketdyne Holdings, Inc.*	5,469	289,037
Colfax Corp.*	6,293	240,644
Curtiss-Wright Corp.	2,055	239,099
Kennametal, Inc.	5,690	206,206
Kirby Corp.*	3,954	204,936
Altra Industrial Motion Corp.	3,570	197,885
GATX Corp.	2,150	178,837
Terex Corp.	4,648	162,169
Park Aerospace Corp.	11,271	151,144
Schneider National, Inc. — Class B	5,577	115,444
Crane Co.	1,331	103,366
Total Industrial		10,705,392

Consumer, Cyclical - 10.9%
Walmart, Inc.	8,159	1,176,120
Lear Corp.	5,073	806,759
PVH Corp.	8,459	794,215
DR Horton, Inc.	11,089	764,254
Southwest Airlines Co.	14,749	687,451
Penske Automotive Group, Inc.	11,376	675,621
Kohl’s Corp.	14,436	587,401
Ralph Lauren Corp. — Class A	5,600	580,944
PACCAR, Inc.	5,968	514,919
LKQ Corp.*	13,820	487,017
Home Depot, Inc.	1,752	465,366
MSC Industrial Direct Company, Inc. — Class A	4,351	367,181
Alaska Air Group, Inc.	5,933	308,516

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value
UniFirst Corp.	1,425	$301,658
Tapestry, Inc.	8,289	257,622
Methode Electronics, Inc.	5,202	199,133
BorgWarner, Inc.	5,015	193,780
Dick’s Sporting Goods, Inc.	3,056	171,778
Skechers USA, Inc. — Class A*	4,730	169,996
Urban Outfitters, Inc.*	6,291	161,050
Movado Group, Inc.*	6,583	109,409
Meritage Homes Corp.*	1,270	105,181
Dana, Inc.	5,083	99,220
Total Consumer, Cyclical		9,984,591

Communications - 7.4%
Verizon Communications, Inc.	27,789	1,632,604
Comcast Corp. — Class A	25,395	1,330,698
Infinera Corp.*	77,869	816,067
F5 Networks, Inc.*	4,041	710,974
Cisco Systems, Inc.	14,121	631,915
Alphabet, Inc. — Class A*	263	460,944
T-Mobile US, Inc.*	2,842	383,244
Viavi Solutions, Inc.*	22,862	342,358
Juniper Networks, Inc.	13,304	299,473
Ciena Corp.*	3,527	186,402
Total Communications		6,794,679

Basic Materials - 7.3%
Huntsman Corp.	54,063	1,359,144
Westlake Chemical Corp.	14,254	1,163,126
Olin Corp.	39,150	961,524
Nucor Corp.	15,903	845,881
Reliance Steel & Aluminum Co.	6,554	784,841
Ashland Global Holdings, Inc.	4,903	388,318
DuPont de Nemours, Inc.	5,258	373,896
Commercial Metals Co.	11,660	239,496
Element Solutions, Inc.	13,397	237,529
Dow, Inc.	3,272	181,596
Kraton Corp.*	5,854	162,683
Total Basic Materials		6,698,034

Technology - 7.0%
Micron Technology, Inc.*	22,842	1,717,261
Skyworks Solutions, Inc.	8,767	1,340,299
Qorvo, Inc.*	6,411	1,065,957
Apple, Inc.	4,958	657,877
Evolent Health, Inc. — Class A*	30,098	482,471
Intel Corp.	7,045	350,982
Amdocs Ltd.	4,891	346,919
Science Applications International Corp.	2,581	244,266
Cerner Corp.	2,940	230,731
Total Technology		6,436,763

Utilities - 6.5%
Edison International	17,606	1,106,009
Exelon Corp.	23,741	1,002,345
Public Service Enterprise Group, Inc.	16,529	963,641
Pinnacle West Capital Corp.	10,663	852,507
Duke Energy Corp.	6,950	636,342
NiSource, Inc.	16,523	379,038
PPL Corp.	9,865	278,193
Avista Corp.	6,144	246,620
Spire, Inc.	3,738	239,381
Southwest Gas Holdings, Inc.	3,787	230,060
Total Utilities		5,934,136

Energy - 5.6%
Chevron Corp.	19,271	1,627,436
Parsley Energy, Inc. — Class A	64,634	917,803
ConocoPhillips	20,031	801,039
Cabot Oil & Gas Corp. — Class A	29,092	473,618
Range Resources Corp.*	70,480	472,216
Marathon Oil Corp.	51,739	345,099
Exxon Mobil Corp.	6,914	284,995
Patterson-UTI Energy, Inc.	33,553	176,489
Total Energy		5,098,695

Total Common Stocks
(Cost $73,321,912)		90,240,877

RIGHTS† - 0.0%
Basic Materials - 0.0%
Pan American Silver Corp.*	40,146	33,120
Total Rights
(Cost $—)		33,120

MONEY MARKET FUND† - 1.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	1,191,468	1,191,468
Total Money Market Fund
(Cost $1,191,468)		1,191,468

Total Investments - 99.8%
(Cost $74,513,380)		$91,465,465
Other Assets & Liabilities, net - 0.2%		195,589
Total Net Assets - 100.0%		$91,661,054

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
SERIES O (ALL CAP VALUE SERIES)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of December 31, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$90,240,877	$—	$—	$90,240,877
Rights	33,120	—	—	33,120
Money Market Fund	1,191,468	—	—	1,191,468
Total Assets	$91,465,465	$—	$—	$91,465,465

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value (cost $74,513,380)	$91,465,465
Prepaid expenses	3,545
Receivables:
Securities sold	393,337
Dividends	119,721
Fund shares sold	183
Interest	9
Total assets	91,982,260

Liabilities:
Payable for:
Securities purchased	150,274
Fund shares redeemed	49,073
Management fees	32,932
Printing fees	31,113
Professional fees	22,971
Distribution and service fees	19,265
Fund accounting/administration fees	7,959
Transfer agent/maintenance fees	2,249
Trustees’ fees*	2,162
Miscellaneous	3,208
Total liabilities	321,206
Commitments and contingent liabilities (Note 13)	—
Net assets	$91,661,054

Net assets consist of:
Paid in capital	$72,379,727
Total distributable earnings (loss)	19,281,327
Net assets	$91,661,054
Capital shares outstanding	2,951,181
Net asset value per share	$31.06

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends	$2,500,880
Interest	2,994
Total investment income	2,503,874

Expenses:
Management fees	603,413
Distribution and service fees	215,504
Transfer agent/maintenance fees	25,367
Fund accounting/administration fees	70,950
Professional fees	49,169
Trustees’ fees*	19,570
Custodian fees	3,894
Line of credit fees	2,343
Miscellaneous	52,270
Total expenses	1,042,480
Less:
Expenses waived by Adviser	(288,584)
Earnings credits applied	(8)
Total waived expenses	(288,592)
Net expenses	753,888
Net investment income	1,749,986

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,258,735
Net realized gain	1,258,735
Net change in unrealized appreciation (depreciation) on:
Investments	(3,137,740)
Net change in unrealized appreciation (depreciation)	(3,137,740)
Net realized and unrealized loss	(1,879,005)
Net decrease in net assets resulting from operations	$(129,019)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

SERIES O (ALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,749,986	$1,685,159
Net realized gain on investments	1,258,735	6,063,349
Net change in unrealized appreciation (depreciation) on investments	(3,137,740)	14,405,167
Net increase (decrease) in net assets resulting from operations	(129,019)	22,153,675

Distributions to shareholders	(6,300,999)	(9,601,509)

Capital share transactions:
Proceeds from sale of shares	2,686,231	4,011,293
Distributions reinvested	6,300,999	9,601,509
Cost of shares redeemed	(18,530,135)	(19,446,850)
Net decrease from capital share transactions	(9,542,905)	(5,834,048)
Net increase (decrease) in net assets	(15,972,923)	6,718,118

Net assets:
Beginning of year	107,633,977	100,915,859
End of year	$91,661,054	$107,633,977

Capital share activity:
Shares sold	103,876	130,063
Shares issued from reinvestment of distributions	241,418	315,943
Shares redeemed	(666,704)	(616,888)
Net decrease in shares	(321,410)	(170,882)

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$32.89	$29.31	$35.97	$34.05	$29.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.51	.43	.24	.45
Net gain (loss) on investments (realized and unrealized)	(.33)	6.19	(3.83)	4.51	6.01
Total from investment operations	.23	6.70	(3.40)	4.75	6.46
Less distributions from:
Net investment income	(.52)	(.49)	(.40)	(.38)	(.48)
Net realized gains	(1.54)	(2.63)	(2.86)	(2.45)	(1.23)
Total distributions	(2.06)	(3.12)	(3.26)	(2.83)	(1.71)
Net asset value, end of period	$31.06	$32.89	$29.31	$35.97	$34.05

Total Return[b]	1.88%	23.74%	(10.62%)	14.77%	22.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$91,661	$107,634	$100,916	$132,771	$128,367
Ratios to average net assets:
Net investment income (loss)	2.03%	1.62%	1.23%	0.69%	1.48%
Total expenses[c]	1.21%	1.18%	1.17%	1.11%	0.90%
Net expenses[d,e,f]	0.87%	0.88%	0.88%	0.89%	0.90%
Portfolio turnover rate	22%	33%	36%	33%	47%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
0.87%	0.88%	0.88%	0.88%	0.90%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was as follows:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
—	—	—	0.00%*	—

*	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2020

To Our Shareholders

The Series P (High Yield Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended December 31, 2020.

For the year ended December 31, 2020, Series P (High Yield Series) returned 4.64%, compared to 7.11% return of its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index.

The high yield market started the year with high bond prices and spreads near historic lows, but rapidly changed with the onset of the Coronavirus in March. Lower quality credit sold off and the new issue market was effectively shut for three weeks. Overall, the high yield market returned -12.7% in the first quarter and was the weakest quarter since fourth quarter of 2008 during the Global Financial Crisis. The Coronavirus outbreak dramatically halted large portions of the U.S. economy to which the U.S. Federal Reserve (the “Fed”) responded quickly. The Federal Open Market Committee cut rates by 125 basis points and implemented a series of liquidity programs to support commercial loans, mortgages, corporations, and municipalities. The Fed also agreed to buy bonds from recent fallen angels, adding a strong technical tailwind to the high yield market.

The combination of the monetary and fiscal support helped to jumpstart the high yield market. The new issue market reopened, and issuance has remained robust since. The second and third quarters of 2020 alone saw $276 billion in issuance, which nearly equaled full-year 2019 levels. Over the period, the market experienced sizeable demand, with high-yield fund flows surging $53 billion during the last three quarters of the year. Overall, the market was up 10.2%, 4.6%, and 6.5% in the year’s final three quarters, respectively. With the market rally, most sectors exhibited positive performance for the full year period even with the sell-off in the first quarter. At the end of the year, the average high yield corporate bond yield was 4.18% which compares favorably to considerably lower global yields.

The Fund invests in non-U.S. dollar denominated assets when the risk-return profile is favorable. The Fund entered into forward foreign currency exchange contracts to hedge exchange rate risk for non-U.S. dollar denominated positions which had a negligible impact to performance. Non-U.S. dollar denominated assets comprise less than 1% of the Fund. The Fund added high yield credit default swap exposure which contributed to performance.

Fund performance over the period was driven by the exposure to high yield bonds with strong credit selection in Consumer Non-Cyclicals, Communications, and CCC-rated credit. A small exposure to select investment-grade credit contributed to performance as well, along with increased exposure to longer dated maturities. The Fund was underweight Fallen Angels which generally were BB-rated and performed well following their inclusion into high yield indexes. In addition, the Fund increased its cash position at the end of the first quarter with the onset of market volatility and as a result was negatively impacted by the rapid market rally in second quarter. The Fund was also underweight energy by 270 basis points on average which detracted as energy was a top performing sector following the first quarter.

We expect a continued hunt for yield in light of global stimulus and low prevailing yields. We also expect this will mean relaxing credit underwriting standards for many investors, potentially leaving some exposed to credits with weak underlying fundamentals. As primary new issuance has remained robust, we have increased diversification across issuers, and participated in the refinancing of existing holdings when priced attractively.

While the level of distressed assets in the market has come down markedly, we still believe avoiding defaults will be key to achieving performance going forward. We continue to avoid highly levered industries and companies with heavy capital expenditure needs that can impair cash flow. Companies with recurring revenue streams, strong cash flows, and high-quality margins remain the focus in this challenging economic environment.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

SERIES P (HIGH YIELD SERIES)

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 5, 1996

Ten Largest Holdings (% of Total Net Assets)
Terraform Global Operating LLC, 6.13%	1.6%
EIG Investors Corp., 10.88%	1.5%
LBC Tank Terminals Holding Netherlands BV, 6.88%	1.4%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%	1.4%
Hunt Companies, Inc., 6.25%	1.2%
NFP Corp., 6.88%	1.2%
Iron Mountain, Inc., 5.63%	1.1%
Great Lakes Dredge & Dock Corp., 8.00%	1.1%
Indigo Natural Resources LLC, 6.88%	1.0%
Vector Group Ltd., 6.13%	1.0%
Top Ten Total	12.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Series P (High Yield Series)	4.64%	6.95%	5.44%
Bloomberg Barclays U.S. Corporate High Yield Index	7.11%	8.59%	6.80%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
A	0.6%
BBB	11.8%
BB	49.4%
B	24.3%
CCC	8.8%
NR2	0.6%
Other Instruments	4.5%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
SERIES P (HIGH YIELD SERIES)

	Shares	Value
COMMON STOCKS† - 1.0%

Utilities - 0.6%
TexGen Power LLC††	7,929	$268,262

Energy - 0.2%
Unit Corp.*,†††	10,559	100,310
Legacy Reserves, Inc.*,†††	1,969	1,969
Permian Production Partners LLC*,†††	9,124	—
Total Energy		102,279

Consumer, Non-cyclical - 0.2%
ATD New Holdings, Inc.*,††	3,166	73,873
Cengage Learning Holdings II, Inc.*,††	2,107	16,329
Chef Holdings, Inc.*,†††	75	6,344
Spectrum Brands Holdings, Inc.	6	474
Crimson Wine Group Ltd.*	24	128
MEDIQ, Inc.*,†††	92	—
Total Consumer, Non-cyclical		97,148

Financial - 0.0%
Jefferies Financial Group, Inc.	247	6,076

Industrial - 0.0%
BP Holdco LLC*,†††,1	523	184
Vector Phoenix Holdings, LP*,†††	523	51
Total Industrial		235

Consumer, Cyclical - 0.0%
Delta Air Lines, Inc.	1	40
Chorus Aviation, Inc.	3	9
Total Consumer, Cyclical		49

Total Common Stocks
(Cost $639,163)		474,049

PREFERRED STOCKS†† - 1.1%
Financial - 1.1%
Bank of America Corp., 4.38%*	6,000	159,300
First Republic Bank, 4.13%	6,000	158,640
American Equity Investment Life Holding Co., 5.95%	6,000	156,120
Total Financial		474,060

Industrial - 0.0%
U.S. Shipping Corp.*,†††	24,529	—
Total Preferred Stocks
(Cost $1,075,000)		474,060

MONEY MARKET FUND† - 1.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	770,412	770,412
Total Money Market Fund
(Cost $770,412)		770,412

	Face Amount
CORPORATE BONDS†† - 90.1%
Communications - 15.5%
CSC Holdings LLC
4.13% due 12/01/30[3]	$225,000	235,260
4.63% due 12/01/30[3]	200,000	208,750
3.38% due 02/15/31[3]	200,000	196,250
6.50% due 02/01/29[3]	150,000	169,357
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32[3]	600,000	640,632
4.25% due 02/01/31[3]	100,000	105,386
Altice France S.A.
7.38% due 05/01/26[3]	250,000	263,125
8.13% due 02/01/27[3]	200,000	220,502
5.13% due 01/15/29[3]	200,000	207,000
EIG Investors Corp.
10.88% due 02/01/24	635,000	656,907
Level 3 Financing, Inc.
4.25% due 07/01/28[3]	300,000	308,250
3.63% due 01/15/29[3]	300,000	299,250
Virgin Media Secured Finance plc
4.50% due 08/15/30[3]	300,000	313,500
5.50% due 05/15/29[3]	100,000	108,375
Cengage Learning, Inc.
9.50% due 06/15/24[3]	440,000	411,400
Sirius XM Radio, Inc.
4.13% due 07/01/30[3]	200,000	212,875
5.50% due 07/01/29[3]	125,000	137,539
Virgin Media Finance plc
5.00% due 07/15/30[3]	275,000	285,313
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[3]	293,000	266,630
Telenet Finance Luxembourg Note
5.50% due 03/01/28	200,000	213,300
Lamar Media Corp.
4.88% due 01/15/29	100,000	106,250
3.75% due 02/15/28	100,000	102,770
Vmed O2 UK Financing I plc
4.25% due 01/31/31[3]	200,000	204,000
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[3]	200,000	203,500
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[3]	175,000	188,344
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[3]	150,000	154,687
T-Mobile USA, Inc.
3.30% due 02/15/51[3]	150,000	154,325
QualityTech Limited Partnership / QTS Finance Corp.
3.88% due 10/01/28[3]	150,000	153,000
Match Group Holdings II LLC
4.63% due 06/01/28[3]	100,000	104,813
Zayo Group Holdings, Inc.
4.00% due 03/01/27[3]	100,000	100,250

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES P (HIGH YIELD SERIES)

	Face Amount	Value
TripAdvisor, Inc.
7.00% due 07/15/25[3]	$50,000	$54,000
Total Communications		6,985,540

Financial - 15.0%
Iron Mountain, Inc.
5.63% due 07/15/32[3]	475,000	523,687
4.88% due 09/15/29[3]	120,000	126,600
5.25% due 07/15/30[3]	75,000	81,000
Hunt Companies, Inc.
6.25% due 02/15/26[3]	525,000	538,125
NFP Corp.
6.88% due 08/15/28[3]	500,000	533,840
OneMain Finance Corp.
7.13% due 03/15/26	150,000	177,375
4.00% due 09/15/30	150,000	155,641
6.63% due 01/15/28	50,000	59,375
8.88% due 06/01/25	50,000	56,563
Newmark Group, Inc.
6.13% due 11/15/23	400,000	434,583
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[3,4]	350,000	408,450
Quicken Loans LLC / Quicken Loans Company-Issuer, Inc.
3.88% due 03/01/31[3]	350,000	363,125
Jefferies Finance LLC / JFIN Company-Issuer Corp.
6.25% due 06/03/26[3]	325,000	336,477
United Shore Financial Services LLC
5.50% due 11/15/25[3]	300,000	316,500
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[5]	250,000	275,625
SLM Corp.
4.20% due 10/29/25	225,000	237,656
American Equity Investment Life Holding Co.
5.00% due 06/15/27[4]	210,000	237,187
Assurant, Inc.
7.00% due 03/27/48[6]	200,000	225,000
AmWINS Group, Inc.
7.75% due 07/01/26[3]	200,000	214,780
USI, Inc.
6.88% due 05/01/25[3]	175,000	179,375
Charles Schwab Corp.
4.00% [6,7]	150,000	157,875
Wilton Re Finance LLC
5.88% due 03/30/33[3,6]	150,000	157,245
Greystar Real Estate Partners LLC
5.75% due 12/01/25[3]	150,000	152,850
CIT Group, Inc.
3.93% due 06/19/24[6]	125,000	132,188
Bank of New York Mellon Corp.
3.70%[6,7]	125,000	129,331
CNO Financial Group, Inc.
5.25% due 05/30/29	100,000	120,725
Goldman Sachs Group, Inc.
5.30%[6,7]	100,000	109,222
HUB International Ltd.
7.00% due 05/01/26[3]	100,000	104,579
Quicken Loans LLC
5.25% due 01/15/28[3]	75,000	80,063
LPL Holdings, Inc.
4.63% due 11/15/27[3]	75,000	77,625
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
4.25% due 10/15/27[3]	75,000	76,687
Total Financial		6,779,354

Consumer, Non-cyclical - 14.6%
Kraft Heinz Foods Co.
5.00% due 06/04/42	375,000	439,978
4.88% due 10/01/49[3]	200,000	233,325
4.38% due 06/01/46	100,000	108,194
5.50% due 06/01/50[3]	25,000	31,494
5.20% due 07/15/45	25,000	29,726
Vector Group Ltd.
6.13% due 02/01/25[3]	435,000	442,295
Sabre GLBL, Inc.
9.25% due 04/15/25[3]	175,000	208,250
7.38% due 09/01/25[3]	175,000	189,875
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[3]	385,000	394,625
Centene Corp.
3.00% due 10/15/30	200,000	211,980
4.25% due 12/15/27	125,000	132,500
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[3]	325,000	339,625
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[3]	250,000	261,755
5.00% due 12/31/26[3]	50,000	52,160
AMN Healthcare, Inc.
4.63% due 10/01/27[3]	200,000	209,514
4.00% due 04/15/29[3]	100,000	102,250
Nielsen Finance LLC / Nielsen Finance Co.
5.88% due 10/01/30[3]	275,000	311,094
DaVita, Inc.
3.75% due 02/15/31[3]	300,000	304,608
Tenet Healthcare Corp.
7.50% due 04/01/25[3]	200,000	218,500
5.13% due 11/01/27[3]	75,000	79,406
US Foods, Inc.
6.25% due 04/15/25[3]	275,000	293,906
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[3]	225,000	252,562
Molina Healthcare, Inc.
5.38% due 11/15/22	150,000	158,812
3.88% due 11/15/30[3]	75,000	80,438
Carriage Services, Inc.
6.63% due 06/01/26[3]	200,000	213,750
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[3]	200,000	198,500

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES P (HIGH YIELD SERIES)

	Face Amount	Value
Par Pharmaceutical, Inc.
7.50% due 04/01/27[3]	$175,000	$189,875
Nathan’s Famous, Inc.
6.63% due 11/01/25[3]	175,000	179,594
Sotheby’s
7.38% due 10/15/27[3]	150,000	160,687
Central Garden & Pet Co.
4.13% due 10/15/30	125,000	130,313
Syneos Health, Inc.
3.63% due 01/15/29[3]	125,000	125,346
WEX, Inc.
4.75% due 02/01/23[3]	100,000	100,125
Gartner, Inc.
4.50% due 07/01/28[3]	75,000	79,125
TreeHouse Foods, Inc.
4.00% due 09/01/28	75,000	77,578
Lamb Weston Holdings, Inc.
4.88% due 05/15/28[3]	50,000	55,813
Total Consumer, Non-cyclical		6,597,578

Consumer, Cyclical - 14.0%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[3]	650,000	650,000
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	275,000	287,375
5.75% due 03/01/25	200,000	204,000
JB Poindexter & Company, Inc.
7.13% due 04/15/26[3]	350,000	370,125
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[3]	225,000	228,022
3.50% due 02/15/29[3]	125,000	124,844
Hilton Domestic Operating Company, Inc.
4.00% due 05/01/31[3]	250,000	263,777
5.75% due 05/01/28[3]	50,000	54,375
Live Nation Entertainment, Inc.
6.50% due 05/15/27[3]	175,000	195,741
3.75% due 01/15/28[3]	100,000	101,040
Boyd Gaming Corp.
8.63% due 06/01/25[3]	250,000	278,047
Wabash National Corp.
5.50% due 10/01/25[3]	255,000	260,100
Boyne USA, Inc.
7.25% due 05/01/25[3]	247,000	259,041
Clarios Global, LP
6.75% due 05/15/25[3]	225,000	242,437
Aramark Services, Inc.
6.38% due 05/01/25[3]	225,000	240,469
Wolverine World Wide, Inc.
6.38% due 05/15/25[3]	200,000	213,000
Hanesbrands, Inc.
5.38% due 05/15/25[3]	200,000	211,604
Titan International, Inc.
6.50% due 11/30/23	225,000	208,125
Delta Air Lines, Inc.
7.00% due 05/01/25[3]	175,000	202,047
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[3]	175,000	187,031
Cedar Fair, LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Operations LLC
5.50% due 05/01/25[3]	175,000	182,437
Williams Scotsman International, Inc.
4.63% due 08/15/28[3]	175,000	181,125
Allison Transmission, Inc.
3.75% due 01/30/31[3]	175,000	179,047
Performance Food Group, Inc.
6.88% due 05/01/25[3]	125,000	133,750
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[3]	125,000	133,594
Clarios Global Limited Partnership / Clarios US Finance Co.
8.50% due 05/15/27[3]	100,000	108,641
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[3]	100,000	107,500
Vail Resorts, Inc.
6.25% due 05/15/25[3]	100,000	106,750
Burlington Coat Factory Warehouse Corp.
6.25% due 04/15/25[3]	100,000	106,250
Yum! Brands, Inc.
3.63% due 03/15/31	100,000	101,083
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[3]	75,000	81,000
Powdr Corp.
6.00% due 08/01/25[3]	75,000	78,938
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[3]	50,000	51,953
Total Consumer, Cyclical		6,333,268

Industrial - 13.1%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	476,000	488,176
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[3]	425,000	431,375
PowerTeam Services LLC
9.03% due 12/04/25[3]	375,000	417,229
TransDigm, Inc.
6.25% due 03/15/26[3]	275,000	292,875
8.00% due 12/15/25[3]	100,000	110,530
Harsco Corp.
5.75% due 07/31/27[3]	377,000	398,677
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[3]	200,000	205,000
9.75% due 07/15/28[3]	175,000	191,625
Cleaver-Brooks, Inc.
7.88% due 03/01/23[3]	400,000	395,000
Howmet Aerospace, Inc.
5.95% due 02/01/37	275,000	331,375
6.75% due 01/15/28	50,000	61,142

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES P (HIGH YIELD SERIES)

	Face Amount	Value
Masonite International Corp.
5.38% due 02/01/28[3]	$175,000	$187,906
5.75% due 09/15/26[3]	150,000	156,750
Standard Industries, Inc.
3.38% due 01/15/31[3]	175,000	175,875
4.38% due 07/15/30[3]	100,000	106,973
5.00% due 02/15/27[3]	50,000	52,250
Signature Aviation US Holdings, Inc.
4.00% due 03/01/28[3]	300,000	301,995
EnerSys
4.38% due 12/15/27[3]	250,000	264,375
Trinity Industries, Inc.
4.55% due 10/01/24	200,000	208,766
GrafTech Finance, Inc.
4.63% due 12/15/28[3]	200,000	202,250
JELD-WEN, Inc.
6.25% due 05/15/25[3]	175,000	189,000
EnPro Industries, Inc.
5.75% due 10/15/26	170,000	180,625
American Woodmark Corp.
4.88% due 03/15/26[3]	156,000	159,900
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[3]	75,000	79,688
5.25% due 01/15/29[3]	75,000	78,750
Amsted Industries, Inc.
4.63% due 05/15/30[3]	150,000	157,125
Hillenbrand, Inc.
5.75% due 06/15/25	100,000	108,000
Total Industrial		5,933,232

Energy - 6.4%
NuStar Logistics, LP
6.38% due 10/01/30	200,000	226,560
5.63% due 04/28/27	200,000	213,000
6.00% due 06/01/26	75,000	81,113
Indigo Natural Resources LLC
6.88% due 02/15/26[3]	450,000	460,125
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[3]	405,000	401,962
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	325,000	271,375
PDC Energy, Inc.
6.13% due 09/15/24	250,000	256,903
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	200,000	214,000
6.88% due 01/15/29[3]	25,000	27,063
CVR Energy, Inc.
5.75% due 02/15/28[3]	175,000	165,812
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[3]	150,000	148,500
Parkland Corp.
6.00% due 04/01/26[3]	125,000	131,250
Range Resources Corp.
5.00% due 03/15/23	120,000	117,000
Rattler Midstream, LP
5.63% due 07/15/25[3]	75,000	79,219
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	50,000	50,250
Basic Energy Services, Inc.
10.75% due 10/15/23[5]	175,000	31,500
Total Energy		2,875,632

Basic Materials - 6.3%
Carpenter Technology Corp.
6.38% due 07/15/28[4]	400,000	441,418
4.45% due 03/01/23	75,000	78,541
Alcoa Nederland Holding BV
7.00% due 09/30/26[3]	200,000	213,000
6.75% due 09/30/24[3]	200,000	208,310
United States Steel Corp.
12.00% due 06/01/25[3]	225,000	259,875
6.88% due 08/15/25	100,000	95,500
Kaiser Aluminum Corp.
4.63% due 03/01/28[3]	235,000	243,812
6.50% due 05/01/25[3]	50,000	53,500
Minerals Technologies, Inc.
5.00% due 07/01/28[3]	275,000	287,760
Valvoline, Inc.
3.63% due 06/15/31[3]	250,000	256,563
4.25% due 02/15/30[3]	25,000	26,500
Arconic Corp.
6.00% due 05/15/25[3]	200,000	213,500
Ingevity Corp.
4.50% due 02/01/26[3]	100,000	101,875
3.88% due 11/01/28[3]	100,000	100,750
WR Grace & Company-Conn
4.88% due 06/15/27[3]	125,000	132,565
Clearwater Paper Corp.
4.75% due 08/15/28[3]	50,000	51,750
HB Fuller Co.
4.25% due 10/15/28	50,000	51,250
Mirabela Nickel Ltd.
due 06/24/19[5,8]	390,085	19,504
Total Basic Materials		2,835,973

Technology - 3.2%
NCR Corp.
8.13% due 04/15/25[3]	300,000	334,092
6.13% due 09/01/29[3]	250,000	276,875
5.25% due 10/01/30[3]	200,000	214,500
Boxer Parent Company, Inc.
7.13% due 10/02/25[3]	250,000	271,362
Open Text Holdings, Inc.
4.13% due 02/15/30[3]	100,000	106,380
Qorvo, Inc.
3.38% due 04/01/31[3]	100,000	103,250

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES P (HIGH YIELD SERIES)

	Face Amount	Value
CDK Global, Inc.
5.25% due 05/15/29[3]	$50,000	$55,396
Presidio Holdings, Inc.
4.88% due 02/01/27[3]	50,000	53,039
PTC, Inc.
4.00% due 02/15/28[3]	50,000	52,406
Total Technology		1,467,300

Utilities - 2.0%
Terraform Global Operating LLC
6.13% due 03/01/26[3]	695,000	710,638
Clearway Energy Operating LLC
5.75% due 10/15/25	175,000	184,187
Bruce Mansfield
due 08/01/23†††,5,8	139,000	70
Total Utilities		894,895

Total Corporate Bonds
(Cost $39,465,614)		40,702,772

SENIOR FLOATING RATE INTERESTS††,10 - 7.3%
Communications - 2.1%
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	347,094	332,145
McGraw-Hill Global Education Holdings LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	232,599	226,228
Resource Label Group LLC
9.50% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23†††	250,000	220,000
GTT Communications, Inc.
3.00% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25	195,000	151,792
GTT Communications BV
due 12/31/21	22,991	21,037
Total Communications		951,202

Consumer, Non-cyclical - 2.1%
Endo Luxembourg Finance Co.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	321,034	315,416
Diamond (BC) BV
3.21% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	146,970	144,643
Springs Window Fashions
8.65% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	150,000	142,782
HAH Group Holding Co LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	130,000	128,862
Quirch Foods Holdings LLC
6.25% (3 Month USD LIBOR + 5.25% and 6 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 10/27/27	100,000	99,250
Kronos Acquisition Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/22/26	75,000	74,906
CTI Foods Holding Co. LLC
8.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) (in-kind rate was 3.00%) due 05/03/24†††,9	42,306	39,768
Total Consumer, Non-cyclical		945,627

Consumer, Cyclical - 1.8%
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.65% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	194,744	185,494
BBB Industries, LLC
4.65% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	156,425	150,950
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	185,625	132,722
Playtika Holding Corp.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	96,203	96,673
PT Intermediate Holdings III LLC
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25	99,000	92,070
Sotheby’s
6.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 01/15/27	52,679	52,811
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	29,221	28,227
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	19,093	18,147
Belk, Inc.
7.75% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 07/31/25	107,896	37,648
Total Consumer, Cyclical		794,742

Industrial - 0.8%
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	200,000	197,500
JetBlue Airways Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/17/24	97,500	100,075
YAK MAT (YAK ACCESS LLC)
10.24% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	125,000	87,500
Total Industrial		385,075

Financial - 0.2%
Jefferies Finance LLC
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/30/27	74,813	74,625

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES P (HIGH YIELD SERIES)

	Face Amount	Value
Utilities - 0.2%
RS Ivy Holdco, Inc.
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 12/23/27	$75,000	$74,250

Technology - 0.1%
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/10/27	40,000	39,900

Energy - 0.0%
Permian Production Partners LLC
9.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 2.00%) due 11/23/25†††,9	60,100	9,015
Total Senior Floating Rate Interests
(Cost $3,528,407)		3,274,436

U.S. TREASURY BILLS†† - 0.8%
U.S. Treasury Bills
0.10% due 03/04/21[11]	350,000	349,960
Total U.S. Treasury Bills
(Cost $349,940)		349,960

Total Investments - 102.0%
(Cost $45,828,536)		$46,045,689
Other Assets & Liabilities, net - (2.0)%		(892,715)
Total Net Assets - 100.0%		$45,152,974

Centrally Cleared Credit Default Swap Agreements Protection Sold††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	ICE	CDX.NA.HY.35.V1	5.00%	Quarterly	12/20/25	$2,800,000	$261,158	$105,319	$155,839

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2020.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $31,315,280 (cost $29,937,762), or 69.4% of total net assets.

[4]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At December 31, 2020, the total market value of segregated or earmarked security was $1,087,055 — See Note 12

[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $326,699 (cost $917,409), or 0.7% of total net assets — See Note 9.

[6]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[7]	Perpetual maturity.
[8]	Security is in default of interest and/or principal obligations.
[9]	Payment-in-kind security.
[10]

Variable rate security. Rate indicated is the rate effective at December 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[11]	Rate indicated is the effective yield at the time of purchase.
BofA — Bank of America
CDX.NA.HY.35.V1 — Credit Default Swap North American High Yield Series 35 Index Version 1
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES P (HIGH YIELD SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$6,727	$358,464	$108,858		$474,049
Preferred Stocks	—	474,060	—	*	474,060
Money Market Fund	770,412	—	—		770,412
Corporate Bonds	—	40,702,702	70		40,702,772
Senior Floating Rate Interests	—	2,808,153	466,283		3,274,436
U.S. Treasury Bills	—	349,960	—		349,960
Credit Default Swap Agreements**	—	155,839	—		155,839
Total Assets	$777,139	$44,849,178	$575,211		$46,201,528

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Unfunded Loan Commitments (Note 8)	$—	$—	$408	$408

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $988,490 are categorized as Level 2 within the disclosure hierarchy — See Note 12.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$100,310	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Common Stocks	8,548	Enterprise Value	Valuation Multiple	2.9x-11.5x	7.8x
Corporate Bonds	70	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	426,515	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	39,768	Enterprise Value	Valuation Multiple	9.4x	—
Total Assets	$575,211
Liabilities:
Unfunded Loan Commitments	$408	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
SERIES P (HIGH YIELD SERIES)

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended December 31, 2020, the Fund had securities with a total value of $70 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total market value of $224,792 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2020:

	Assets				Liabilities
	Senior Floating Rate Interests	Corporate Bonds	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$1,301,383	$—	$8,995	$1,310,378	$(6,310)
Purchases/(Receipts)	38,440	—	107,530	145,970	(412)
(Sales, maturities and paydowns)/Fundings	(635,059)	—	—	(635,059)	1,138
Amortization of premiums/discounts	3,073	—	—	3,073	—
Total realized gains (losses) included in earnings	(160,691)	—	(735)	(161,426)	74,222
Total change in unrealized appreciation (depreciation) included in earnings	143,929	—	(6,932)	136,997	(69,046)
Transfers into Level 3	—	70	—	70	—
Transfers out of Level 3	(224,792)	—	—	(224,792)	—
Ending Balance	$466,283	$70	$108,858	$575,211	$(408)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2020	$(6,745)	$—	$(7,667)	$(14,412)	$16

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20
Common Stock
BP Holdco LLC*	$185	$—	$—	$—	$(1)	$184	523

*	Non-income producing security.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $45,828,351)	$46,045,505
Investments in affiliated issuers, at value (cost $185)	184
Cash	17,019
Unamortized upfront premiums paid on credit default swap agreements	105,319
Prepaid expenses	3,495
Receivables:
Interest	598,568
Securities sold	26,800
Protection fees on credit default swap agreements	4,667
Variation margin on credit default swap agreements	3,617
Fund shares sold	3,330
Total assets	46,808,504

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $430)	408
Reverse repurchase agreements (Note 12)	988,490
Segregated cash due to broker	108,800
Payable for:
Securities purchased	350,000
Fund shares redeemed	116,451
Management fees	12,804
Distribution and service fees	9,522
Fund accounting/administration fees	5,318
Transfer agent/maintenance fees	2,164
Trustees’ fees*	1,605
Miscellaneous	59,968
Total liabilities	1,655,530
Commitments and contingent liabilities (Note 13)	—
Net assets	$45,152,974

Net assets consist of:
Paid in capital	$51,658,017
Total distributable earnings (loss)	(6,505,043)
Net assets	$45,152,974
Capital shares outstanding	1,642,261
Net asset value per share	$27.49

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$37,306
Interest from securities of unaffiliated issuers	2,656,554
Total investment income	2,693,860

Expenses:
Management fees	258,875
Distribution and service fees	107,865
Transfer agent/maintenance fees	25,317
Professional fees	56,931
Fund accounting/administration fees	40,025
Printing fees	24,092
Trustees’ fees*	18,366
Interest expense	17,726
Custodian fees	11,427
Line of credit fees	3,997
Miscellaneous	28,831
Total expenses	593,452
Less:
Expenses reimbursed by Adviser	(1,241)
Expenses waived by Adviser	(110,602)
Earnings credits applied	(352)
Total waived/reimbursed expenses	(112,195)
Net expenses	481,257
Net investment income	2,212,603

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,524,211)
Swap agreements	146,268
Forward foreign currency exchange contracts	7,301
Foreign currency transactions	497
Net realized loss	(3,370,145)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,647,411
Investments in affiliated issuers	(1)
Swap agreements	155,839
Forward foreign currency exchange contracts	2,168
Foreign currency translations	(40)
Net change in unrealized appreciation (depreciation)	2,805,377
Net realized and unrealized loss	(564,768)
Net increase in net assets resulting from operations	$1,647,835

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

SERIES P (HIGH YIELD SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,212,603	$3,156,330
Net realized loss on investments	(3,370,145)	(2,468,727)
Net change in unrealized appreciation (depreciation) on investments	2,805,377	5,143,083
Net increase in net assets resulting from operations	1,647,835	5,830,686

Distributions to shareholders	(3,157,421)	(4,081,160)

Capital share transactions:
Proceeds from sale of shares	17,515,926	15,085,511
Distributions reinvested	3,157,421	4,081,160
Cost of shares redeemed	(28,298,902)	(19,132,137)
Net increase (decrease) from capital share transactions	(7,625,555)	34,534
Net increase (decrease) in net assets	(9,135,141)	1,784,060

Net assets:
Beginning of year	54,288,115	52,504,055
End of year	$45,152,974	$54,288,115

Capital share activity:
Shares sold	669,412	529,015
Shares issued from reinvestment of distributions	123,918	148,244
Shares redeemed	(1,063,235)	(673,296)
Net increase (decrease) in shares	(269,905)	3,963

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$28.39	$27.51	$31.13	$30.82	$28.63
Income (loss) from investment operations:
Net investment income (loss)[a]	1.37	1.68	1.79	1.81	1.91
Net gain (loss) on investments (realized and unrealized)	(.21)	1.45	(2.99)	.09	2.93
Total from investment operations	1.16	3.13	(1.20)	1.90	4.84
Less distributions from:
Net investment income	(2.06)	(2.25)	(2.42)	(1.59)	(2.65)
Total distributions	(2.06)	(2.25)	(2.42)	(1.59)	(2.65)
Net asset value, end of period	$27.49	$28.39	$27.51	$31.13	$30.82

Total Return[b]	4.64%	11.59%	(4.16%)	6.23%	17.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,153	$54,288	$52,504	$79,272	$95,760
Ratios to average net assets:
Net investment income (loss)	5.13%	5.89%	5.98%	5.79%	6.46%
Total expenses[c]	1.38%	1.31%	1.42%	1.40%	1.17%
Net expenses[d,e,f]	1.12%	1.10%	1.26%	1.33%	1.13%
Portfolio turnover rate	84%	58%	51%	76%	84%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests, if any.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
1.07%	1.07%	1.07%	1.07%	1.07%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was as follows:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
—	—	0.00%*	0.02%	—

*	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2020

To Our Shareholders:

The Series Q (Small Cap Value Series) is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2020.

For the year ended December 31, 2020, Series Q (Small Cap Value Series) returned -0.97%, compared with the Russell 2000® Value Index, which returned 4.63%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Dominating the market for the period was the strong outperformance of growth versus value stocks, despite occasional signs that the situation might be ready to turn. Significant monetary and fiscal stimulus and the low-rate environment helped multiples of growth stocks expand more than those of value stocks, leading to stocks with extreme valuations to experience continued multiple expansion.

Information Technology and Industrials were the bright spots for the Fund for the period, aided by a relative contribution from Energy and Real Estate, where the Fund’s holdings—despite a negative return overall—strongly outperformed or was flat versus the benchmark. The Information Technology companies benefiting performance included those poised for the coming roll-out of 5G networks and the resultant capital expenditures needed to improve the storage and flow of ever-increasing data. Among them were MACOM Technology Solutions and Infinera Corp.

Overweighting healthcare and office REITS and underweighting retail and hotel/resort REITs was responsible for the positive relative showing in the Real Estate sector. Office REIT Equity Commonwealth was the main contributor, as was Lexington Realty Trust, a single-tenant industrial REIT, while commercial REIT Howard Hughes Corp. and mortgage REIT Redwood Trust were the main detractors. The Fund’s Energy holdings were also a relative contributor to performance, helped by the Fund’s position in Range Resources, which benefited from firming in natural gas prices, and not owning many exploration and production companies in the benchmark.

Stock selection also contributed in the Health Care sector, although allocation was a detriment. Emergent Biosolutions, Inc. was a key individual contributor, benefiting from its business model in supplying the government vaccines and securing production agreements with many of the companies at the forefront in the development of COVID vaccines.

Financials and Utilities were major drags on performance, made worse by a negative relative contribution from Materials, Consumer Discretionary, and Consumer Staples, where the Fund’s holdings—despite a positive return overall—significantly underperformed those in the benchmark.

The strategy focused on higher quality companies in the Materials and Industrials sectors as compared with the benchmark, which contained many highly levered or highly economically sensitive companies that gained during the latter months of the period. Fund laggards for the year in those sectors included U.S. Concrete, Hawaiian Holdings and Kirby, a diesel engine and marine products company, which fell on concerns of muted economic activity due to COVID.

The Fund’s Financials holdings underperformed those in the benchmark, and the impact was magnified by the sector’s large weighting, the largest in both the Fund and the benchmark. Insurers were among large detractors, including mortgage insurer Radian Group.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2020

In Utilities, the Fund was hurt by having no exposure to the better-performing renewables space, which also had higher valuations and thus did not possess value characteristics sought by the Fund. Among the electric utilities it did own, Avista Corp. and Portland General Electric were the largest detractors, in part due to perceived lower economic activity resulting from COVID and, particularly in the case of Portland, concerns of liabilities arising from the forest fires in their service area.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in Utilities. It also has a bias to larger companies within the benchmark and a deeper value bias.

At the end of the period, the Fund’s largest sector overweights relative to the benchmark were Information Technology and Utilities. The Fund’s largest sector underweights were in Consumer Discretionary and Financials.

Portfolio and Market Outlook

The market outlook is indeed murkier than usual. The expectation of a government and a Federal Reserve willing to do whatever is necessary to help the economy and the markets will need to meet the growing limitations that an increasingly indebted nation must eventually face. However, near term benefits of stimulus money and a Federal Reserve willing to commit to near zero interest rates for an indefinite period suggest a buoyant near-term outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

SERIES Q (SMALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2000

Ten Largest Holdings (% of Total Net Assets)
iShares Russell 2000 Value ETF	3.7%
Parsley Energy, Inc. — Class A	2.1%
Encompass Health Corp.	1.8%
Pinnacle Financial Partners, Inc.	1.8%
First Horizon National Corp.	1.8%
Physicians Realty Trust	1.7%
Infinera Corp.	1.7%
MDU Resources Group, Inc.	1.6%
Evolent Health, Inc. — Class A	1.6%
Synovus Financial Corp.	1.6%
Top Ten Total	19.4%

“Ten Largest Holdings” excludes any temporary cash investments.

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Series Q (Small Cap Value Series)	(0.97%)	6.84%	7.17%
Russell 2000 Value Index	4.63%	9.65%	8.66%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS	December 31, 2020
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 94.7%

Financial - 30.5%
Pinnacle Financial Partners, Inc.	17,993	$1,158,749
First Horizon National Corp.	89,171	1,137,822
Physicians Realty Trust REIT	62,421	1,111,094
Synovus Financial Corp.	30,892	999,974
Radian Group, Inc.	46,284	937,251
CNO Financial Group, Inc.	40,859	908,296
Axis Capital Holdings Ltd.	17,543	883,992
Lexington Realty Trust REIT	81,504	865,573
Zions Bancorp North America	18,784	815,977
Investors Bancorp, Inc.	71,084	750,647
Hilltop Holdings, Inc.	26,270	722,688
Cathay General Bancorp	21,370	687,900
BOK Financial Corp.	9,723	665,831
Simmons First National Corp. — Class A	28,200	608,838
MGIC Investment Corp.	47,910	601,270
Heritage Insurance Holdings, Inc.	58,346	591,045
Stifel Financial Corp.	10,985	554,278
Flagstar Bancorp, Inc.	12,439	507,014
Hancock Whitney Corp.	13,170	448,043
Independent Bank Group, Inc.	6,785	424,198
WSFS Financial Corp.	9,290	416,935
Hanmi Financial Corp.	35,569	403,353
Sunstone Hotel Investors, Inc. REIT	35,434	401,467
Apple Hospitality REIT, Inc.	30,185	389,688
Kennedy-Wilson Holdings, Inc.	20,793	371,987
Piedmont Office Realty Trust, Inc. — Class A REIT	22,755	369,314
Berkshire Hills Bancorp, Inc.	21,325	365,084
Old Republic International Corp.	17,213	339,268
Park Hotels & Resorts, Inc. REIT	19,249	330,120
Heartland Financial USA, Inc.	7,689	310,405
American National Group, Inc.	3,134	301,240
RMR Group, Inc. — Class A	7,220	278,836
Total Financial		19,658,177

Industrial - 19.4%
MDU Resources Group, Inc.	39,144	1,031,053
Valmont Industries, Inc.	4,900	857,157
Plexus Corp.*	10,407	813,932
GATX Corp.	9,649	802,604
Owens Corning	10,556	799,722
Knight-Swift Transportation Holdings, Inc.	18,935	791,862
Sanmina Corp.*	21,718	692,587
PGT Innovations, Inc.*	33,402	679,397
Graphic Packaging Holding Co.	39,961	676,939
Rexnord Corp.	17,141	676,898
Aerojet Rocketdyne Holdings, Inc.*	11,589	612,479
EnerSys	6,949	577,184
Colfax Corp.*	12,415	474,749
Curtiss-Wright Corp.	4,017	467,378
Kennametal, Inc.	11,020	399,365
Kirby Corp.*	7,657	396,862
Altra Industrial Motion Corp.	6,646	368,388
Terex Corp.	9,227	321,930
Encore Wire Corp.	5,174	313,389
Park Aerospace Corp.	22,473	301,363
Crane Co.	2,835	220,166
Schneider National, Inc. — Class B	10,354	214,328
Total Industrial		12,489,732

Consumer, Cyclical - 11.7%
MSC Industrial Direct Company, Inc. — Class A	8,379	707,104
Abercrombie & Fitch Co. — Class A	31,931	650,115
Alaska Air Group, Inc.	12,258	637,416
UniFirst Corp.	2,863	606,069
MDC Holdings, Inc.	11,533	560,504
Hawaiian Holdings, Inc.	31,086	550,222
Meritage Homes Corp.*	5,862	485,491
Tapestry, Inc.*	15,303	475,617
Penske Automotive Group, Inc.	7,343	436,101
Wabash National Corp.	25,239	434,868
International Game Technology plc	23,298	394,668
Methode Electronics, Inc.	9,889	378,551
Dick’s Sporting Goods, Inc.	5,840	328,266
Urban Outfitters, Inc.*	11,467	293,555
Movado Group, Inc.*	12,832	213,268
Dana, Inc.	9,714	189,617
Tenneco, Inc. — Class A*	17,087	181,122
Total Consumer, Cyclical		7,522,554

Consumer, Non-cyclical - 8.8%
Encompass Health Corp.	14,281	1,180,896
Ingredion, Inc.	8,743	687,812
Sabre Corp.*	57,177	687,267
Emergent BioSolutions, Inc.*	7,378	661,069
Central Garden & Pet Co. — Class A*	16,553	601,370
US Foods Holding Corp.*	16,542	551,014
Integer Holdings Corp.*	6,366	516,856
MGP Ingredients, Inc.	10,713	504,154
Perdoceo Education Corp.*	20,801	262,717
Total Consumer, Non-cyclical		5,653,155

Basic Materials - 6.5%
Huntsman Corp.	34,999	879,875
Ashland Global Holdings, Inc.	10,472	829,382
Olin Corp.	25,310	621,614
Reliance Steel & Aluminum Co.	3,874	463,912
Commercial Metals Co.	21,704	445,800
Element Solutions, Inc.	24,781	439,367
Kraton Corp.*	11,022	306,301
Verso Corp. — Class A	19,294	231,914
Total Basic Materials		4,218,165

Communications - 5.0%
Infinera Corp.*	102,982	1,079,251
Viavi Solutions, Inc.*	58,785	880,305
Gray Television, Inc.*	25,944	464,138
Ciena Corp.*	7,015	370,743
Tribune Publishing Co.	18,952	259,642

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value
Entercom Communications Corp. — Class A	57,603	$142,280
Total Communications		3,196,359

Energy - 4.7%
Parsley Energy, Inc. — Class A	93,594	1,329,035
Range Resources Corp.*	118,684	795,183
CNX Resources Corp.*	40,226	434,441
Patterson-UTI Energy, Inc.	66,332	348,906
Oil States International, Inc.*	30,739	154,310
Total Energy		3,061,875

Utilities - 4.4%
Black Hills Corp.	12,958	796,269
Avista Corp.	16,495	662,109
Southwest Gas Holdings, Inc.	8,470	514,553
Spire, Inc.	7,249	464,226
ALLETE, Inc.	6,868	425,404
Total Utilities		2,862,561

Technology - 3.7%
Evolent Health, Inc. — Class A*	63,776	1,022,329
Conduent, Inc.*	109,019	523,291
Science Applications International Corp.	5,005	473,673
Axcelis Technologies, Inc.*	11,822	344,257
Total Technology		2,363,550

Total Common Stocks
(Cost $55,099,574)		61,026,128

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,1	116,667	7
Total Convertible Preferred Stocks
(Cost $111,409)		7

RIGHTS† - 0.1%
Basic Materials - 0.1%
Pan American Silver Corp.*	81,258	67,038
Total Rights
(Cost $—)		67,038

EXCHANGE-TRADED FUNDS† - 3.7%
iShares Russell 2000 Value ETF	18,253	2,404,833
Total Exchange-Traded Funds
(Cost $2,116,029)		2,404,833

MONEY MARKET FUND† - 1.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	938,730	938,730
Total Money Market Fund
(Cost $938,730)		938,730

Total Investments - 100.0%
(Cost $58,265,742)		$64,436,736
Other Assets & Liabilities, net - 0.0%		(18,497)
Total Net Assets - 100.0%		$64,418,239

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7-day yield as of December 31, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$61,026,128	$—	$—	$61,026,128
Convertible Preferred Stocks	—	—	7	7
Rights	67,038	—	—	67,038
Exchange-Traded Funds	2,404,833	—	—	2,404,833
Money Market Fund	938,730	—	—	938,730
Total Assets	$64,436,729	$—	$7	$64,436,736

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value (cost $58,265,742)	$64,436,736
Prepaid expenses	2,857
Receivables:
Dividends	89,312
Interest	13
Total assets	64,528,918

Liabilities:
Payable for:
Management fees	30,600
Professional fees	25,821
Distribution and service fees	13,506
Fund shares redeemed	13,040
Printing fees	12,365
Fund accounting/administration fees	6,397
Trustees’ fees*	2,470
Transfer agent/maintenance fees	2,074
Miscellaneous	4,406
Total liabilities	110,679
Commitments and contingent liabilities (Note 13)	—
Net assets	$64,418,239

Net assets consist of:
Paid in capital	$62,049,515
Total distributable earnings (loss)	2,368,724
Net assets	$64,418,239
Capital shares outstanding	1,727,203
Net asset value per share	$37.30

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends	$1,193,294
Interest	5,881
Total investment income	1,199,175

Expenses:
Management fees	427,646
Distribution and service fees	142,549
Transfer agent/maintenance fees	29,177
Fund accounting/administration fees	49,971
Professional fees	40,002
Trustees’ fees*	18,856
Custodian fees	3,904
Line of credit fees	1,541
Miscellaneous	23,074
Total expenses	736,720
Less:
Expenses reimbursed by Adviser:	(5,108)
Expenses waived by Adviser	(84,648)
Earnings credits applied	(65)
Total waived/reimbursed expenses	(89,821)
Net expenses	646,899
Net investment income	552,276

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,256,850)
Net realized loss	(4,256,850)
Net change in unrealized appreciation (depreciation) on:
Investments	1,558,527
Net change in unrealized appreciation (depreciation)	1,558,527
Net realized and unrealized loss	(2,698,323)
Net decrease in net assets resulting from operations	$(2,146,047)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$552,276	$579,635
Net realized gain (loss) on investments	(4,256,850)	5,213,071
Net change in unrealized appreciation (depreciation) on investments	1,558,527	8,752,696
Net increase (decrease) in net assets resulting from operations	(2,146,047)	14,545,402

Distributions to shareholders	(4,948,061)	(4,786,908)

Capital share transactions:
Proceeds from sale of shares	3,971,913	3,757,305
Distributions reinvested	4,948,061	4,786,908
Cost of shares redeemed	(11,422,980)	(12,636,580)
Net decrease from capital share transactions	(2,503,006)	(4,092,367)
Net increase (decrease) in net assets	(9,597,114)	5,666,127

Net assets:
Beginning of year	74,015,353	68,349,226
End of year	$64,418,239	$74,015,353

Capital share activity:
Shares sold	120,097	93,527
Shares issued from reinvestment of distributions	161,070	125,410
Shares redeemed	(342,024)	(319,855)
Net decrease in shares	(60,857)	(100,918)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

SERIES Q (SMALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$41.39	$36.18	$45.89	$46.02	$39.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.32	.30	.05	.21
Net gain (loss) on investments (realized and unrealized)	(1.36)	7.62	(5.28)	1.58	9.76
Total from investment operations	(1.04)	7.94	(4.98)	1.63	9.97
Less distributions from:
Net investment income	(.37)	(.33)	(.16)	(.17)	(.05)
Net realized gains	(2.68)	(2.40)	(4.57)	(1.59)	(3.61)
Total distributions	(3.05)	(2.73)	(4.73)	(1.76)	(3.66)
Net asset value, end of period	$37.30	$41.39	$36.18	$45.89	$46.02

Total Return[b]	(0.97%)	22.58%	(12.66%)	3.70%	26.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,418	$74,015	$68,349	$98,726	$106,304
Ratios to average net assets:
Net investment income (loss)	0.97%	0.80%	0.68%	0.11%	0.52%
Total expenses[c]	1.29%	1.29%	1.26%	1.23%	1.16%
Net expenses[d,e,f]	1.14%	1.14%	1.14%	1.14%	1.16%
Portfolio turnover rate	32%	54%	37%	32%	68%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expense may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
1.13%	1.14%	1.14%	1.12%	1.16%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was a follows:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
—	—	—	0.00%*	—

*	Less than 0.01%

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2020

To Our Shareholders:

The Series V (SMid Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2020.

For the year ended December 31, 2020, Series V (SMid Cap Value Series) returned 4.30%, compared with the Russell 2500® Value Index, which returned 4.88%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Dominating the market for the period was the strong outperformance of growth versus value stocks, despite occasional signs that the situation might be ready to turn. Significant monetary and fiscal stimulus and the low-rate environment helped multiples of growth stocks expand more than those of value stocks, leading to stocks with extreme valuations to experience continued multiple expansion.

The Information Technology sector was the bright spot for the Fund for the period, aided by relative contributions from Real Estate and Energy, where the Fund’s holdings—despite a negative return overall—strongly outperformed those in the benchmark. The Information Technology companies benefiting performance included those poised for the coming roll-out of 5G networks and the resultant capital expenditures needed to improve the storage and flow of ever-increasing data. Among them were MACOM Technology Solutions and Infinera Corp.

Overweighting healthcare and office REITS and underweighting retail and hotel/resort REITs was responsible for the positive relative showing in the Real Estate sector. Office REITs Alexandria Real Estate Equities, Inc., and Equity Commonwealth were the main contributors, while commercial REIT Howard Hughes Corp. and mortgage REIT Redwood Trust were the main detractors. The Fund’s Energy holdings were also a relative contributor to performance, helped by the Fund’s position in Range Resources, which benefited from firming in natural gas prices, and not owning many exploration and production companies in the benchmark.

Stock selection also contributed in the Health Care sector, although allocation was a detriment. Emergent Biosolutions, Inc. was a key individual contributor, benefiting from its business model in supplying the government vaccines and securing production agreements with many of the companies at the forefront in the development of COVID vaccines.

Utilities and Financials were major drags on performance, made worse by negative relative contributions from Consumer Discretionary, where the Fund’s holdings—despite a positive return overall—significantly underperformed those in the benchmark. The strategy also focused on higher quality companies in the Materials and Industrials sectors as compared with the benchmark, which contained many highly levered or highly economically sensitive companies that gained during the latter months of the period. Fund laggards for the year in those sectors included U.S. Concrete, Alaska Air and Kirby, a diesel engine and marine products company, which fell on concerns of muted economic activity due to COVID.

In Utilities, the Fund was hurt by having no exposure to the better-performing renewables space, which also had higher valuations and thus did not possess value characteristics sought by the Fund. Among the electric utilities it did own, Avista Corp. and Portland General Electric were among the largest detractors, in part due to perceived lower economic activity resulting from COVID and, particularly in the case of Portland, concerns of liabilities arising from the forest fires in their service area.

The Fund’s Financials holdings slightly underperformed those in the benchmark, and the impact was magnified by the sector’s large weighting, the largest in both the Fund and the benchmark. Insurers were among large detractors, including Radian Group, Inc. and Alleghany Corp.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2020

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in Utilities.

Over the period, the Fund’s largest sector overweights on average relative to the benchmark were in Information Technology and Utilities. The Fund’s largest sector underweights were in Consumer Discretionary and Real Estate.

Portfolio and Market Outlook

The market outlook is indeed murkier than usual. The expectation of a government and a Federal Reserve willing to do whatever is necessary to help the economy and the markets will need to meet the growing limitations that an increasingly indebted nation must eventually face. However, near term benefits of stimulus money and a Federal Reserve willing to commit to near zero interest rates for an indefinite period suggest a buoyant near-term outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

SERIES V (SMID CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1997

Ten Largest Holdings (% of Total Net Assets)
Alleghany Corp.	2.5%
Voya Financial, Inc.	2.4%
Infinera Corp.	2.3%
Bunge Ltd.	2.2%
Parsley Energy, Inc. — Class A	2.0%
First Horizon National Corp.	1.9%
Encompass Health Corp.	1.9%
Pinnacle Financial Partners, Inc.	1.8%
Physicians Realty Trust	1.7%
MDU Resources Group, Inc.	1.7%
Top Ten Total	20.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Series V (SMid Cap Value Series)	4.30%	10.64%	8.46%
Russell 2500 Value Index	4.88%	9.43%	9.33%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
SERIES V (SMID CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 99.5%

Financial - 29.5%
Alleghany Corp.	7,036	$4,247,563
Voya Financial, Inc.	69,329	4,077,239
First Horizon National Corp.	254,627	3,249,041
Pinnacle Financial Partners, Inc.	48,251	3,107,364
Physicians Realty Trust REIT	169,330	3,014,074
Synovus Financial Corp.	88,068	2,850,761
KeyCorp	163,290	2,679,589
Alexandria Real Estate Equities, Inc. REIT	14,789	2,635,695
Radian Group, Inc.	130,124	2,635,011
Zions Bancorp North America	58,413	2,537,461
Axis Capital Holdings Ltd.	47,582	2,397,657
BOK Financial Corp.	27,656	1,893,883
VICI Properties, Inc. REIT	73,769	1,881,109
Sun Communities, Inc. REIT	10,925	1,660,054
Hilltop Holdings, Inc.	50,937	1,401,277
Stifel Financial Corp.	27,105	1,367,718
Heritage Insurance Holdings, Inc.	124,542	1,261,610
Medical Properties Trust, Inc. REIT	55,511	1,209,585
WSFS Financial Corp.	26,426	1,185,999
Apple Hospitality REIT, Inc.	86,689	1,119,155
Old Republic International Corp.	48,986	965,514
Park Hotels & Resorts, Inc. REIT	53,247	913,186
Gaming and Leisure Properties, Inc. REIT	20,577	872,465
Heartland Financial USA, Inc.	21,485	867,349
American National Group, Inc.	8,206	788,761
Total Financial		50,819,120

Industrial - 19.8%
MDU Resources Group, Inc.	111,700	2,942,178
Plexus Corp.*	28,833	2,255,029
Jacobs Engineering Group, Inc.	20,265	2,208,074
Owens Corning	28,675	2,172,418
Valmont Industries, Inc.	12,390	2,167,383
Knight-Swift Transportation Holdings, Inc.	50,395	2,107,519
Graphic Packaging Holding Co.	123,176	2,086,601
PGT Innovations, Inc.*	90,732	1,845,489
Rexnord Corp.	45,107	1,781,275
Aerojet Rocketdyne Holdings, Inc.*	31,164	1,647,018
EnerSys	19,326	1,605,218
Johnson Controls International plc	33,962	1,582,289
Colfax Corp.*	35,142	1,343,830
Curtiss-Wright Corp.	11,482	1,335,931
Kennametal, Inc.	29,722	1,077,125
Altra Industrial Motion Corp.	18,998	1,053,059
GATX Corp.	12,173	1,012,550
Kirby Corp.*	18,358	951,495
Terex Corp.	25,021	872,983
Park Aerospace Corp.	63,025	845,165
Schneider National, Inc. — Class B	29,495	610,547
Crane Co.	7,842	609,010
Total Industrial		34,112,186

Consumer, Cyclical - 14.1%
LKQ Corp.*	75,146	2,648,145
MSC Industrial Direct Company, Inc. — Class A	23,281	1,964,684
PVH Corp.	19,068	1,790,295
Alaska Air Group, Inc.	33,919	1,763,788
UniFirst Corp.	8,142	1,723,580
Ralph Lauren Corp. — Class A	14,306	1,484,104
DR Horton, Inc.	20,862	1,437,809
Tapestry, Inc.	43,938	1,365,593
Lear Corp.	7,697	1,224,054
Penske Automotive Group, Inc.	20,311	1,206,270
Kohl’s Corp.	27,232	1,108,070
Methode Electronics, Inc.	28,128	1,076,740
BorgWarner, Inc.	26,067	1,007,229
Dick’s Sporting Goods, Inc.	16,603	933,255
Skechers USA, Inc. — Class A*	24,575	883,226
Urban Outfitters, Inc.*	33,724	863,334
Meritage Homes Corp.*	8,595	711,838
Movado Group, Inc.*	36,499	606,613
Dana, Inc.	27,674	540,196
Total Consumer, Cyclical		24,338,823

Consumer, Non-cyclical - 11.0%
Bunge Ltd.	58,010	3,804,296
Encompass Health Corp.	38,936	3,219,618
Emergent BioSolutions, Inc.*	23,994	2,149,862
Sabre Corp.	158,207	1,901,648
Ingredion, Inc.	23,621	1,858,264
Central Garden & Pet Co. — Class A*	44,954	1,633,179
US Foods Holding Corp.*	47,507	1,582,458
Integer Holdings Corp.*	18,179	1,475,953
MGP Ingredients, Inc.	29,051	1,367,140
Total Consumer, Non-cyclical		18,992,418

Basic Materials - 8.7%
Huntsman Corp.	100,649	2,530,316
Ashland Global Holdings, Inc.	28,424	2,251,181
Westlake Chemical Corp.	26,532	2,165,011
Reliance Steel & Aluminum Co.	16,380	1,961,505
Olin Corp.	69,749	1,713,035
Commercial Metals Co.	61,757	1,268,489
Element Solutions, Inc.	71,264	1,263,511
Nucor Corp.	17,518	931,782
Kraton Corp.*	31,543	876,580
Total Basic Materials		14,961,410

Utilities - 4.8%
Pinnacle West Capital Corp.	18,823	1,504,899
Black Hills Corp.	24,313	1,494,034
Avista Corp.	35,237	1,414,413
Southwest Gas Holdings, Inc.	22,265	1,352,599
Edison International	19,855	1,247,291
Spire, Inc.	18,832	1,206,001
Total Utilities		8,219,237

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES V (SMID CAP VALUE SERIES)

	Shares	Value
Technology - 4.3%
Evolent Health, Inc. — Class A*	171,481	$2,748,841
Qorvo, Inc.*	12,626	2,099,325
Science Applications International Corp.	14,238	1,347,484
Skyworks Solutions, Inc.	8,550	1,307,124
Total Technology		7,502,774

Communications - 4.0%
Infinera Corp.*	385,933	4,044,578
Viavi Solutions, Inc.*	126,644	1,896,494
Ciena Corp.*	19,511	1,031,156
Total Communications		6,972,228

Energy - 3.3%
Parsley Energy, Inc. — Class A	247,044	3,508,025
Range Resources Corp.*	184,618	1,236,941
Patterson-UTI Energy, Inc.	179,975	946,668
HydroGen Corp.*,†††,1	672,346	1
Total Energy		5,691,635

Total Common Stocks
(Cost $147,319,260)		171,609,831

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,2	308,333	20
Total Convertible Preferred Stocks
(Cost $294,438)		20

RIGHTS† - 0.1%
Basic Materials - 0.1%
Pan American Silver Corp.*	220,317	181,761
Total Rights
(Cost $—)		181,761

MONEY MARKET FUND† - 0.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	684,981	684,981
Total Money Market Fund
(Cost $684,981)		684,981

Total Investments - 100.0%
(Cost $148,298,679)		$172,476,593
Other Assets & Liabilities, net - 0.0%		(36,418)
Total Net Assets - 100.0%		$172,440,175

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of December 31, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$171,609,830	$—	$1	$171,609,831
Convertible Preferred Stocks	—	—	20	20
Rights	181,761	—	—	181,761
Money Market Fund	684,981	—	—	684,981
Total Assets	$172,476,572	$—	$21	$172,476,593

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
SERIES V (SMID CAP VALUE SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20
Common Stock
HydroGen Corp.*	$1	$—	$—	$—	$—	$1	672,346

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

SERIES V (SMID CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $145,727,104)	$172,476,592
Investments in affiliated issuers, at value (cost $2,571,575)	1
Prepaid expenses	5,189
Receivables:
Dividends	277,242
Interest	5
Total assets	172,759,029

Liabilities:
Payable for:
Fund shares redeemed	118,318
Management fees	69,533
Professional fees	36,976
Distribution and service fees	36,435
Printing fees	30,195
Fund accounting/administration fees	12,613
Trustees’ fees*	3,238
Transfer agent/maintenance fees	3,190
Miscellaneous (Note 11)	8,356
Total liabilities	318,854
Commitments and contingent liabilities (Note 13)	—
Net assets	$172,440,175

Net assets consist of:
Paid in capital	$148,271,904
Total distributable earnings (loss)	24,168,271
Net assets	$172,440,175
Capital shares outstanding	2,524,259
Net asset value per share	$68.31

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $149)	$4,651,706
Interest	19,798
Total investment income	4,671,504

Expenses:
Management fees	1,186,622
Distribution and service fees	395,541
Transfer agent/maintenance fees	25,259
Fund accounting/administration fees	122,614
Professional fees	75,811
Trustees’ fees*	21,594
Custodian fees	7,976
Line of credit fees	4,265
Miscellaneous	84,567
Total expenses	1,924,249
Less:
Expenses waived by Adviser	(493,187)
Net expenses	1,431,062
Net investment income	3,240,442

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,032,217)
Net realized loss	(3,032,217)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,945,264
Net change in unrealized appreciation (depreciation)	2,945,264
Net realized and unrealized loss	(86,953)
Net increase in net assets resulting from operations	$3,153,489

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (SMID CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,240,442	$1,903,230
Net realized gain (loss) on investments	(3,032,217)	8,101,780
Net change in unrealized appreciation (depreciation) on investments	2,945,264	34,429,097
Net increase in net assets resulting from operations	3,153,489	44,434,107

Distributions to shareholders	(8,192,481)	(21,621,842)

Capital share transactions:
Proceeds from sale of shares	3,673,402	5,292,322
Distributions reinvested	8,192,481	21,621,842
Cost of shares redeemed	(29,593,956)	(30,631,827)
Net decrease from capital share transactions	(17,728,073)	(3,717,663)
Net increase (decrease) in net assets	(22,767,065)	19,094,602

Net assets:
Beginning of year	195,207,240	176,112,638
End of year	$172,440,175	$195,207,240

Capital share activity:
Shares sold	65,752	81,079
Shares issued from reinvestment of distributions	145,257	342,497
Shares redeemed	(508,289)	(456,487)
Net decrease in shares	(297,280)	(32,911)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

SERIES V (SMID CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$69.18	$61.70	$82.36	$74.35	$65.74
Income (loss) from investment operations:
Net investment income (loss)[a]	1.21	.68	.53	(.16)	.99
Net gain (loss) on investments (realized and unrealized)	1.10 [e]	15.01	(9.07)	10.16	15.50
Total from investment operations	2.31	15.69	(8.54)	10.00	16.49
Less distributions from:
Net investment income	(.77)	(.64)	(.49)	(.52)	(.68)
Net realized gains	(2.41)	(7.57)	(11.63)	(1.47)	(7.20)
Total distributions	(3.18)	(8.21)	(12.12)	(1.99)	(7.88)
Net asset value, end of period	$68.31	$69.18	$61.70	$82.36	$74.35

Total Return[b]	4.30%	26.70%	(12.97%)	13.71%	26.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$172,440	$195,207	$176,113	$242,217	$248,062
Ratios to average net assets:
Net investment income (loss)	2.05%	1.01%	0.68%	(0.21%)	1.46%
Total expenses	1.22%	1.19%	1.19%	1.10%	0.93%
Net expenses[c,d]	0.90%	0.91%	0.91%	0.91%	0.93%
Portfolio turnover rate	38%	41%	65%	54%	60%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
0.90%	0.91%	0.91%	0.89%	0.93%

[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2020

To Our Shareholders:

The Series X (StylePlusTM—Small Growth Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended December 31, 2020.

For the year ended December 31, 2020, Series X (StylePlus—Small Growth Series) returned 31.82%, compared with the 34.63% return of its benchmark, the Russell 2000® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell 2000 Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the Russell 2000 Growth Index for the fiscal year ended December 31, 2020 by 281 basis points net of fees. The fixed income sleeve contributed to total return, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, net of the investment income earned by these positions, were positive for the period. The actively managed equity sleeve detracted from performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, had an insignificant impact on relative performance for the period.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 15, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	28.4%
Guggenheim Strategy Fund III	20.7%
Guggenheim Variable Insurance Strategy Fund III	20.7%
Guggenheim Strategy Fund II	11.2%
Viavi Solutions, Inc.	0.3%
UFP Industries, Inc.	0.2%
NeoGenomics, Inc.	0.2%
Gentherm, Inc.	0.2%
La-Z-Boy, Inc.	0.2%
Omnicell, Inc.	0.2%
Top Ten Total	82.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Series X (StylePlus—Small Growth Series)	31.82%	15.59%	13.10%
Russell 2000 Growth Index	34.63%	16.36%	13.48%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS	December 31, 2020
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 14.8%

Consumer, Non-cyclical - 4.1%
NeoGenomics, Inc.*	1,252	$67,408
Omnicell, Inc.*	480	57,610
Post Holdings, Inc.*	551	55,656
Alarm.com Holdings, Inc.*	483	49,966
R1 RCM, Inc.*	1,997	47,968
Select Medical Holdings Corp.*	1,604	44,367
Ensign Group, Inc.	584	42,585
Vector Group Ltd.	3,455	40,251
Innoviva, Inc.*	3,235	40,082
Rent-A-Center, Inc.	1,026	39,286
Corcept Therapeutics, Inc.*	1,480	38,717
CONMED Corp.	338	37,856
Integra LifeSciences Holdings Corp.*	579	37,589
Coca-Cola Consolidated, Inc.	138	36,745
Amphastar Pharmaceuticals, Inc.*	1,764	35,474
EVERTEC, Inc.	846	33,265
Eagle Pharmaceuticals, Inc.*	702	32,692
Orthofix Medical, Inc.*	742	31,891
Enanta Pharmaceuticals, Inc.*	747	31,449
AMN Healthcare Services, Inc.*	456	31,122
Medifast, Inc.	147	28,862
CorVel Corp.*	272	28,832
US Physical Therapy, Inc.	238	28,619
Merit Medical Systems, Inc.*	510	28,310
Vanda Pharmaceuticals, Inc.*	2,141	28,133
Green Dot Corp. — Class A*	496	27,677
Addus HomeCare Corp.*	233	27,282
Surmodics, Inc.*	625	27,200
MEDNAX, Inc.*	1,104	27,092
Supernus Pharmaceuticals, Inc.*	1,036	26,066
Coherus Biosciences, Inc.*	1,449	25,184
Hill-Rom Holdings, Inc.	247	24,198
Anika Therapeutics, Inc.*	511	23,128
Glaukos Corp.*	299	22,503
ICU Medical, Inc.*	98	21,020
Perdoceo Education Corp.*	1,652	20,865
Syneos Health, Inc.*	293	19,962
Deluxe Corp.	650	18,980
HMS Holdings Corp.*	514	18,889
Varex Imaging Corp.*	1,096	18,281
RadNet, Inc.*	931	18,220
Exelixis, Inc.*	894	17,942
Covetrus, Inc.*	606	17,416
Ligand Pharmaceuticals, Inc. — Class B*	174	17,304
Emergent BioSolutions, Inc.*	193	17,293
Providence Service Corp.*	124	17,190
Pacira BioSciences, Inc.*	281	16,815
Xencor, Inc.*	383	16,710
John B Sanfilippo & Son, Inc.	210	16,561
B&G Foods, Inc.	575	15,945
Natus Medical, Inc.*	725	14,529
WD-40 Co.	43	11,424
Cytokinetics, Inc.*	535	11,117
Owens & Minor, Inc.	401	10,847
Total Consumer, Non-cyclical		1,542,375

Industrial - 3.6%
UFP Industries, Inc.	1,328	73,770
Brady Corp. — Class A	1,086	57,362
Advanced Energy Industries, Inc.*	558	54,109
Applied Industrial Technologies, Inc.	610	47,574
Mueller Industries, Inc.	1,339	47,012
Saia, Inc.*	259	46,827
Chart Industries, Inc.*	393	46,292
Watts Water Technologies, Inc. — Class A	376	45,759
Franklin Electric Company, Inc.	626	43,326
Exponent, Inc.	462	41,594
Itron, Inc.*	433	41,525
Fabrinet*	527	40,890
OSI Systems, Inc.*	426	39,712
Aerojet Rocketdyne Holdings, Inc.*	741	39,162
SPX Corp.*	717	39,105
John Bean Technologies Corp.	333	37,919
AGCO Corp.	359	37,009
Plexus Corp.*	467	36,524
Jabil, Inc.	826	35,130
Comfort Systems USA, Inc.	644	33,913
Tennant Co.	444	31,156
Moog, Inc. — Class A	381	30,213
SPX FLOW, Inc.*	517	29,965
Federal Signal Corp.	836	27,730
Oshkosh Corp.	318	27,370
EMCOR Group, Inc.	299	27,346
Matson, Inc.	475	27,061
Timken Co.	347	26,844
Patrick Industries, Inc.	359	24,538
Apogee Enterprises, Inc.	719	22,778
Proto Labs, Inc.*	143	21,936
MasTec, Inc.*	320	21,817
American Woodmark Corp.*	218	20,459
Energizer Holdings, Inc.	457	19,276
KBR, Inc.	620	19,177
MYR Group, Inc.*	307	18,451
Hillenbrand, Inc.	453	18,029
Encore Wire Corp.	287	17,384
Comtech Telecommunications Corp.	813	16,821
Knowles Corp.*	881	16,237
Barnes Group, Inc.	315	15,968
Badger Meter, Inc.	126	11,851
Total Industrial		1,376,921

Technology - 2.1%
Brooks Automation, Inc.	780	52,923
Power Integrations, Inc.	630	51,572
Progress Software Corp.	1,111	50,206
FormFactor, Inc.*	1,086	46,720
LivePerson, Inc.*	743	46,237
ExlService Holdings, Inc.*	525	44,693
Diodes, Inc.*	620	43,710

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value
8x8, Inc.*	1,190	$41,019
Rambus, Inc.*	2,163	37,766
CSG Systems International, Inc.	830	37,408
ManTech International Corp. — Class A	397	35,309
Xperi Holding Corp.	1,569	32,792
Kulicke & Soffa Industries, Inc.	914	29,074
Allscripts Healthcare Solutions, Inc.*	1,975	28,519
CDK Global, Inc.	485	25,138
Teradata Corp.*	1,098	24,672
Insight Enterprises, Inc.*	308	23,436
Veeco Instruments, Inc.*	1,269	22,030
Cirrus Logic, Inc.*	241	19,810
Perspecta, Inc.	761	18,325
Synaptics, Inc.*	185	17,834
Axcelis Technologies, Inc.*	603	17,559
J2 Global, Inc.*	176	17,193
NextGen Healthcare, Inc.*	912	16,635
Sykes Enterprises, Inc.*	393	14,804
MaxLinear, Inc. — Class A*	339	12,947
Total Technology		808,331

Consumer, Cyclical - 2.1%
Gentherm, Inc.*	984	64,176
La-Z-Boy, Inc.	1,593	63,465
YETI Holdings, Inc.*	841	57,583
Crocs, Inc.*	778	48,749
Meritage Homes Corp.*	573	47,456
LCI Industries	344	44,610
Methode Electronics, Inc.	1,013	38,778
MDC Holdings, Inc.	746	36,256
Sleep Number Corp.*	433	35,446
LGI Homes, Inc.*	316	33,449
Albany International Corp. — Class A	406	29,808
Callaway Golf Co.	1,142	27,420
Installed Building Products, Inc.*	266	27,113
Steven Madden Ltd.	744	26,278
GMS, Inc.*	802	24,445
iRobot Corp.*	255	20,474
Winnebago Industries, Inc.	328	19,660
Universal Electronics, Inc.*	355	18,623
Brunswick Corp.	241	18,374
Polaris, Inc.	187	17,817
Dorman Products, Inc.*	179	15,541
Meritor, Inc.*	552	15,406
M/I Homes, Inc.*	347	15,369
Century Communities, Inc.*	339	14,841
Shake Shack, Inc. — Class A*	130	11,022
Big Lots, Inc.	240	10,303
UniFirst Corp.	26	5,504
Total Consumer, Cyclical		787,966

Financial - 1.2%
Axos Financial, Inc.*	1,373	51,528
Stifel Financial Corp.	977	49,300
Trupanion, Inc.*	389	46,567
ServisFirst Bancshares, Inc.	857	34,529
NMI Holdings, Inc. — Class A*	1,373	31,099
AMERISAFE, Inc.	477	27,394
TrustCo Bank Corp. NY	3,656	24,385
James River Group Holdings Ltd.	474	23,297
eHealth, Inc.*	302	21,324
Safety Insurance Group, Inc.	260	20,254
Preferred Bank/Los Angeles CA	359	18,119
National Storage Affiliates Trust REIT	477	17,186
Innovative Industrial Properties, Inc. REIT	90	16,482
Independent Bank Corp.	218	15,923
Uniti Group, Inc. REIT	1,207	14,158
Mr Cooper Group, Inc.*	376	11,667
PRA Group, Inc.*	294	11,660
Virtus Investment Partners, Inc.	53	11,501
Walker & Dunlop, Inc.	123	11,318
Community Bank System, Inc.	154	9,596
Essential Properties Realty Trust, Inc. REIT	267	5,660
Agree Realty Corp. REIT	60	3,995
Total Financial		476,942

Communications - 0.9%
Viavi Solutions, Inc.*	6,457	96,694
HealthStream, Inc.*	1,894	41,365
Vonage Holdings Corp.*	2,982	38,393
Cogent Communications Holdings, Inc.	625	37,419
Stamps.com, Inc.*	180	35,314
Iridium Communications, Inc.*	692	27,213
Ciena Corp.*	420	22,197
Shutterstock, Inc.	298	21,367
Shenandoah Telecommunications Co.	342	14,791
Total Communications		334,753

Basic Materials - 0.4%
Cleveland-Cliffs, Inc.	3,807	55,430
Quaker Chemical Corp.	134	33,954
Livent Corp.*	1,681	31,670
Rogers Corp.*	175	27,176
Balchem Corp.	149	17,168
Total Basic Materials		165,398

Utilities - 0.3%
IDACORP, Inc.	383	36,779
ONE Gas, Inc.	340	26,102
Hawaiian Electric Industries, Inc.	561	19,854
American States Water Co.	197	15,664
Total Utilities		98,399

Energy - 0.1%
Renewable Energy Group, Inc.*	308	21,813

Total Common Stocks
(Cost $4,663,829)		5,612,898

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value
MUTUAL FUNDS† - 81.0%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	1,080,910	$10,787,486
Guggenheim Strategy Fund III[1]	314,015	7,881,769
Guggenheim Variable Insurance Strategy Fund III[1]	314,336	7,870,976
Guggenheim Strategy Fund II1	169,740	4,236,714
Total Mutual Funds
(Cost $30,616,601)		30,776,945

MONEY MARKET FUND† - 4.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	1,749,876	1,749,876
Total Money Market Fund
(Cost $1,749,876)		1,749,876

Total Investments - 100.4%
(Cost $37,030,306)		$38,139,719
Other Assets & Liabilities, net - (0.4)%		(150,888)
Total Net Assets - 100.0%		$37,988,831

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	3	Mar 2021	$296,130	$2,180
S&P MidCap 400 Index Mini Futures Contracts	1	Mar 2021	230,260	1,827
			$526,390	$4,007

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell 2000 Growth Index	0.23% (3 Month USD LIBOR)	At Maturity	04/07/21	21,909	$31,883,050	$6,983,538

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2020.
LIBOR — London Interbank Offered Rate
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,612,898	$—	$—	$5,612,898
Mutual Funds	30,776,945	—	—	30,776,945
Money Market Fund	1,749,876	—	—	1,749,876
Equity Futures Contracts**	4,007	—	—	4,007
Equity Index Swap Agreements**	—	6,983,538	—	6,983,538
Total Assets	$38,143,726	$6,983,538	$—	$45,127,264

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,459,343	$3,557,665	$(799,996)	$(5,157)	$24,859	$4,236,714	169,740	$37,459
Guggenheim Strategy Fund III	9,080,856	153,495	(1,466,980)	(18,053)	132,451	7,881,769	314,015	153,038
Guggenheim Ultra Short Duration Fund — Institutional Class	3,975,718	14,030,053	(7,362,964)	75,211	69,468	10,787,486	1,080,910	74,991
Guggenheim Variable Insurance Strategy Fund III	10,222,838	151,625	(2,589,259)	(25,452)	111,224	7,870,976	314,336	151,357
	$24,738,755	$17,892,838	$(12,219,199)	$26,549	$338,002	$30,776,945		$416,845

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 139

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $6,413,705)	$7,362,774
Investments in affiliated issuers, at value (cost $30,616,601)	30,776,945
Segregated cash with broker	31,500
Unrealized appreciation on OTC swap agreements	6,983,538
Prepaid expenses	2,332
Receivables:
Fund shares sold	40,898
Dividends	35,772
Swap settlement	17,493
Interest	19
Total assets	45,251,271

Liabilities:
Segregated cash due to broker	7,150,000
Payable for:
Securities purchased	36,323
Fund shares redeemed	10,280
Management fees	9,935
Distribution and service fees	7,861
Fund accounting/administration fees	4,896
Trustees’ fees*	2,309
Transfer agent/maintenance fees	2,207
Variation margin on futures contracts	25
Miscellaneous	38,604
Total liabilities	7,262,440
Commitments and contingent liabilities (Note 13)	—
Net assets	$37,988,831

Net assets consist of:
Paid in capital	$28,504,724
Total distributable earnings (loss)	9,484,107
Net assets	$37,988,831
Capital shares outstanding	845,884
Net asset value per share	$44.91

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $9)	$40,621
Dividends from securities of affiliated issuers	416,845
Interest	4,548
Total investment income	462,014

Expenses:
Management fees	226,585
Distribution and service fees	75,528
Transfer agent/maintenance fees	25,282
Professional fees	35,696
Fund accounting/administration fees	33,839
Trustees’ fees*	17,839
Custodian fees	12,570
Interest expense	5,681
Line of credit fees	806
Miscellaneous	23,970
Total expenses	457,796
Less:
Expenses reimbursed by Adviser	(2,389)
Expenses waived by Adviser	(142,449)
Total waived/reimbursed expenses	(144,838)
Net expenses	312,958
Net investment income	149,056

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(535,399)
Investments in affiliated issuers	26,549
Swap agreements	4,256,235
Futures contracts	418,018
Net realized gain	4,165,403
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	635,025
Investments in affiliated issuers	338,002
Swap agreements	3,728,811
Futures contracts	(1,101)
Net change in unrealized appreciation (depreciation)	4,700,737
Net realized and unrealized gain	8,866,140
Net increase in net assets resulting from operations	$9,015,196

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$149,056	$396,214
Net realized gain (loss) on investments	4,165,403	(2,600,657)
Net change in unrealized appreciation (depreciation) on investments	4,700,737	9,373,826
Net increase in net assets resulting from operations	9,015,196	7,169,383

Distributions to shareholders	(390,463)	(3,561,318)

Capital share transactions:
Proceeds from sale of shares	951,691	1,854,292
Distributions reinvested	390,463	3,561,318
Cost of shares redeemed	(5,013,878)	(4,632,150)
Net increase (decrease) from capital share transactions	(3,671,724)	783,460
Net increase in net assets	4,953,009	4,391,525

Net assets:
Beginning of year	33,035,822	28,644,297
End of year	$37,988,831	$33,035,822

Capital share activity:
Shares sold	29,544	55,734
Shares issued from reinvestment of distributions	11,666	109,109
Shares redeemed	(152,191)	(135,747)
Net increase (decrease) in shares	(110,981)	29,096

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$34.53	$30.87	$40.19	$33.08	$31.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.42	.56	.36	.25
Net gain (loss) on investments (realized and unrealized)	10.65	7.28	(3.33)	7.02	3.74
Total from investment operations	10.82	7.70	(2.77)	7.38	3.99
Less distributions from:
Net investment income	(.44)	(.22)	(.43)	(.27)	(.13)
Net realized gains	—	(3.82)	(6.12)	—	(1.81)
Total distributions	(.44)	(4.04)	(6.55)	(.27)	(1.94)
Net asset value, end of period	$44.91	$34.53	$30.87	$40.19	$33.08

Total Return[b]	31.82%	25.68%	(10.30%)	22.38%	13.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,989	$33,036	$28,644	$39,560	$34,216
Ratios to average net assets:
Net investment income (loss)	0.49%	1.24%	1.42%	0.99%	0.83%
Total expenses[c]	1.50%	1.62%	1.47%	1.37%	1.23%
Net expenses[d,e]	1.02%	1.11%	1.12%	1.10%	1.23%
Portfolio turnover rate	86%	59%	65%	50%	76%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
1.01%	1.03%	1.06%	1.09%	1.23%

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupment of prior fee reductions or expenses reimbursements for the years presented was as follows:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
—	—	0.00%*	—	—

*	Less than 0.01%

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2020

To Our Shareholders:

The Series Y (StylePlus TM—Large Growth Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended December 31, 2020.

For the year ended December 31, 2020, Series Y (StylePlus—Large Growth Series) returned 37.87%, compared with the 38.49% return of its benchmark, the Russell 1000® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell 1000 Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the Russell 1000 Growth Index for the fiscal year ended December 31, 2020 by 62 basis points net of fees. The fixed income sleeve contributed to total return, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, net of the investment income earned by these positions, were positive for the period. The actively managed equity sleeve detracted from performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, had an insignificant impact on relative performance for the period.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 3, 1999

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	23.5%
Guggenheim Strategy Fund III	21.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	18.2%
Guggenheim Strategy Fund II	14.4%
Apple, Inc.	1.9%
Microsoft Corp.	1.5%
Amazon.com, Inc.	1.2%
Alphabet, Inc. — Class C	1.0%
Facebook, Inc. — Class A	0.6%
Johnson & Johnson	0.3%
Top Ten Total	83.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

144 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Series Y (StylePlus—Large Growth Series)	37.87%	20.27%	15.31%
Russell 1000 Growth Index	38.49%	21.00%	17.21%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS	December 31, 2020
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 15.8%

Technology - 5.6%
Apple, Inc.	7,074	$938,649
Microsoft Corp.	3,405	757,340
Oracle Corp.	1,768	114,372
Broadcom, Inc.	245	107,273
NVIDIA Corp.	186	97,129
Texas Instruments, Inc.	477	78,290
Applied Materials, Inc.	813	70,162
Adobe, Inc.*	139	69,517
QUALCOMM, Inc.	450	68,553
Cerner Corp.	868	68,120
NetApp, Inc.	1,015	67,234
Seagate Technology plc	945	58,741
KLA Corp.	203	52,559
Intel Corp.	943	46,980
salesforce.com, Inc.*	175	38,943
Skyworks Solutions, Inc.	244	37,303
Microchip Technology, Inc.	222	30,661
Advanced Micro Devices, Inc.*	306	28,063
Citrix Systems, Inc.	181	23,548
Cognizant Technology Solutions Corp. — Class A	239	19,586
Total Technology		2,773,023

Consumer, Non-cyclical - 4.0%
Johnson & Johnson	865	136,134
Procter & Gamble Co.	964	134,131
PayPal Holdings, Inc.*	495	115,929
Merck & Company, Inc.	1,295	105,931
Eli Lilly & Co.	587	99,109
AbbVie, Inc.	876	93,863
Amgen, Inc.	403	92,658
Bristol-Myers Squibb Co.	1,444	89,571
Vertex Pharmaceuticals, Inc.*	351	82,955
UnitedHealth Group, Inc.	236	82,760
United Rentals, Inc.*	350	81,169
Kimberly-Clark Corp.	591	79,684
Quanta Services, Inc.	1,063	76,557
Abbott Laboratories	693	75,877
Colgate-Palmolive Co.	885	75,676
Thermo Fisher Scientific, Inc.	154	71,730
Tyson Foods, Inc. — Class A	1,077	69,402
Regeneron Pharmaceuticals, Inc.*	116	56,041
Campbell Soup Co.	1,085	52,460
Dentsply Sirona, Inc.	966	50,580
Hologic, Inc.*	656	47,776
McKesson Corp.	251	43,654
Altria Group, Inc.	1,047	42,927
Incyte Corp.*	396	34,444
Philip Morris International, Inc.	364	30,136
Stryker Corp.	110	26,954
Baxter International, Inc.	290	23,270
Cardinal Health, Inc.	417	22,335
Total Consumer, Non-cyclical		1,993,713

Communications - 3.5%
Amazon.com, Inc.*	187	609,046
Alphabet, Inc. — Class C*	278	487,023
Facebook, Inc. — Class A*	1,019	278,350
Comcast Corp. — Class A	1,759	92,171
Netflix, Inc.*	118	63,806
Motorola Solutions, Inc.	327	55,610
Corning, Inc.	1,486	53,496
eBay, Inc.	916	46,029
T-Mobile US, Inc.*	180	24,273
Total Communications		1,709,804

Consumer, Cyclical - 1.1%
Lowe’s Companies, Inc.	672	107,863
AutoZone, Inc.*	74	87,722
Tesla, Inc.*	119	83,975
Home Depot, Inc.	237	62,952
PulteGroup, Inc.	1,309	56,444
Cummins, Inc.	153	34,746
PACCAR, Inc.	303	26,143
Target Corp.	127	22,419
LKQ Corp.*	619	21,814
DR Horton, Inc.	282	19,435
NIKE, Inc. — Class B	108	15,279
Total Consumer, Cyclical		538,792

Industrial - 0.9%
TE Connectivity Ltd.	710	85,960
Waters Corp.*	278	68,783
PerkinElmer, Inc.	465	66,727
Lockheed Martin Corp.	177	62,831
Garmin Ltd.	427	51,095
Caterpillar, Inc.	279	50,784
Huntington Ingalls Industries, Inc.	129	21,992
United Parcel Service, Inc. — Class B	112	18,861
FedEx Corp.	66	17,135
Total Industrial		444,168

Financial - 0.7%
Visa, Inc. — Class A	411	89,898
Western Union Co.	3,202	70,252
Ameriprise Financial, Inc.	320	62,185
Mastercard, Inc. — Class A	153	54,612
JPMorgan Chase & Co.	228	28,972
Berkshire Hathaway, Inc. — Class B*	95	22,028
BlackRock, Inc. — Class A	17	12,266
Total Financial		340,213

Total Common Stocks
(Cost $6,054,024)		7,799,713

146 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value
MUTUAL FUNDS† - 77.4%
Guggenheim Variable Insurance Strategy Fund III[1]	463,320	$11,601,522
Guggenheim Strategy Fund III[1]	419,660	10,533,474
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	904,440	9,026,315
Guggenheim Strategy Fund II1	285,773	7,132,904
Total Mutual Funds
(Cost $38,093,877)		38,294,215

MONEY MARKET FUND† - 6.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	3,327,792	3,327,792
Total Money Market Fund
(Cost $3,327,792)		3,327,792

Total Investments - 99.9%
(Cost $47,475,693)		$49,421,720
Other Assets & Liabilities, net - 0.1%		55,782
Total Net Assets - 100.0%		$49,477,502

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	2	Mar 2021	$514,770	$5,161
S&P 500 Index Mini Futures Contracts	2	Mar 2021	374,425	2,895
			$889,195	$8,056

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell 1000 Growth Index	0.41% (3 Month USD LIBOR + 0.18%)	At Maturity	04/07/21	16,764	$40,699,052	$4,398,136

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 147

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,799,713	$—	$—	$7,799,713
Mutual Funds	38,294,215	—	—	38,294,215
Money Market Fund	3,327,792	—	—	3,327,792
Equity Futures Contracts**	8,056	—	—	8,056
Equity Index Swap Agreements**	—	4,398,136	—	4,398,136
Total Assets	$49,429,776	$4,398,136	$—	$53,827,912

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,464,697	$6,856,359	$(3,219,977)	$(18,159)	$49,984	$7,132,904	285,773	$79,968
Guggenheim Strategy Fund III	10,177,783	196,778	—	—	158,913	10,533,474	419,660	196,071
Guggenheim Ultra Short Duration Fund — Institutional Class	4,788,517	13,582,229	(9,505,948)	71,945	89,572	9,026,315	904,440	101,116
Guggenheim Variable Insurance Strategy Fund III	11,437,229	208,427	(167,970)	(7,664)	131,500	11,601,522	463,320	207,827
	$29,868,226	$20,843,793	$(12,893,895)	$46,122	$429,969	$38,294,215		$584,982

148 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $9,381,816)	$11,127,505
Investments in affiliated issuers, at value (cost $38,093,877)	38,294,215
Cash	260
Segregated cash with broker	54,000
Unrealized appreciation on OTC swap agreements	4,398,136
Prepaid expenses	2,674
Receivables:
Dividends	51,629
Swap settlement	48,939
Variation margin on futures contracts	3,115
Fund shares sold	268
Interest	21
Total assets	53,980,762

Liabilities:
Segregated cash due to broker	4,370,000
Payable for:
Securities purchased	49,266
Management fees	12,878
Distribution and service fees	10,175
Fund accounting/administration fees	5,495
Transfer agent/maintenance fees	2,260
Trustees’ fees*	1,606
Fund shares redeemed	925
Miscellaneous	50,655
Total liabilities	4,503,260
Commitments and contingent liabilities (Note 13)	—
Net assets	$49,477,502

Net assets consist of:
Paid in capital	$32,197,243
Total distributable earnings (loss)	17,280,259
Net assets	$49,477,502
Capital shares outstanding	1,918,609
Net asset value per share	$25.79

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$100,569
Dividends from securities of affiliated issuers	584,982
Interest	6,640
Total investment income	692,191

Expenses:
Management fees	275,463
Distribution and service fees	105,947
Transfer agent/maintenance fees	25,220
Fund accounting/administration fees	39,465
Professional fees	38,835
Trustees’ fees*	17,901
Custodian fees	13,873
Interest Expense	8,075
Line of credit fees	1,140
Miscellaneous	28,233
Total expenses	554,152
Less:
Expenses reimbursed by Adviser	(14)
Expenses waived by Adviser	(172,265)
Earnings credits applied	(386)
Total waived/reimbursed expenses	(172,665)
Net expenses	381,487
Net investment income	310,704

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	703,890
Investments in affiliated issuers	46,122
Swap agreements	10,530,636
Futures contracts	742,384
Net realized gain	12,023,032
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	671,132
Investments in affiliated issuers	429,969
Swap agreements	691,341
Futures contracts	(2,380)
Net change in unrealized appreciation (depreciation)	1,790,062
Net realized and unrealized gain	13,813,094
Net increase in net assets resulting from operations	$14,123,798

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 149

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$310,704	$559,187
Net realized gain on investments	12,023,032	2,353,082
Net change in unrealized appreciation (depreciation) on investments	1,790,062	7,660,875
Net increase in net assets resulting from operations	14,123,798	10,573,144

Distributions to shareholders	(2,463,223)	(3,884,327)

Capital share transactions:
Proceeds from sale of shares	5,759,960	3,347,793
Distributions reinvested	2,463,223	3,884,327
Cost of shares redeemed	(10,593,308)	(5,470,930)
Net increase (decrease) from capital share transactions	(2,370,125)	1,761,190
Net increase in net assets	9,290,450	8,450,007

Net assets:
Beginning of year	40,187,052	31,737,045
End of year	$49,477,502	$40,187,052

Capital share activity:
Shares sold	280,129	179,743
Shares issued from reinvestment of distributions	116,354	212,374
Shares redeemed	(504,964)	(292,350)
Net increase (decrease) in shares	(108,481)	99,767

150 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$19.82	$16.47	$20.30	$15.75	$15.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.28	.34	.25	.17
Net gain (loss) on investments (realized and unrealized)	7.07	5.13	(.63)	4.48	1.13
Total from investment operations	7.23	5.41	(.29)	4.73	1.30
Less distributions from:
Net investment income	(.28)	(.38)	(.34)	(.18)	(.08)
Net realized gains	(.98)	(1.68)	(3.20)	—	(.58)
Total distributions	(1.26)	(2.06)	(3.54)	(.18)	(.66)
Net asset value, end of period	$25.79	$19.82	$16.47	$20.30	$15.75

Total Return[b]	37.87%	33.92%	(3.68%)	30.11%	8.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,478	$40,187	$31,737	$48,173	$38,565
Ratios to average net assets:
Net investment income (loss)	0.73%	1.51%	1.70%	1.36%	1.14%
Total expenses[c]	1.29%	1.44%	1.38%	1.20%	1.04%
Net expenses[d,e,f]	0.88%	0.97%	1.02%	0.97%	1.04%
Portfolio turnover rate	66%	47%	59%	43%	42%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
0.88%	0.90%	0.93%	0.97%	1.04%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements for the periods presented was as follows:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
—	—	0.00%*	—	—

*	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 151

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2020

Dear Shareholder:

Guggenheim Series Z (Alpha Opportunity Fund) (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the paragraphs below, the team discusses the performance of the Fund for the fiscal year period ended December 31, 2020.

For the year ended December 31, 2020, Series Z (Alpha Opportunity Series) returned 0.27%, compared with the 0.67% return of its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, looking to invest in areas of the market where stock prices look priced at a discount vis-à-vis their company fundamentals and risks, while shorting areas of the market that look overpriced or are not compensating for risks appropriately. The strategy philosophy is founded in part on the academic view that markets are primarily efficient – investors require higher compensation for characteristics that increase the riskiness of future cash flows (such as being very small, or having lots of economic sensitivity in the business). Academics have noted that companies exhibiting certain risk factors have on average outperformed safer firms as the ‘risk premium’ leads to better performance. However, unlike most academic research in this field, the Fund’s managers do not believe that those historic risk premia are constant. We believe that investors’ perceptions of what is risky can change a lot over time. They can harbor new fears about avoiding the latest economic crisis, or alternatively become over-excited about some new hot technology and completely forget about the risks involved.

The Fund’s strategy is to quantitatively compute what forward looking compensation level is embedded in a large universe of stocks – and ascertain what broad risk factors are being overvalued or undervalued. The Fund’s portfolio is adaptive to changing market dynamics and aims to buy a highly diversified set of names with undervalued risk factors, and short a highly diversified set of stocks with overvalued characteristics.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. The Fund intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 50% net long and 30% net short, in order to maintain low correlation to traditional equity markets and lower-than-market volatility, and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used to take short positions as well as long exposure above 100% of NAV (that is, to take leverage).

Performance Review

The Fund’s flat return for the year belies the incredible historic volatility endured in 2020. In what seems like an eon ago, the year started with strong returns in assets of all kinds as several political and macro uncertainties had begun to clear up. The U.S. Federal Reserve (the “Fed”) was cutting short-term rates in a “midcycle adjustment” policy. A “Phase 1” trade deal was signed with China that deescalated the trade war, and the UK helped consolidate power for the Prime Minister which clarified the Brexit path forward.

The Coronavirus Pandemic halted global economies in quick fashion during the first quarter, and as a result market returns cratered in the worst showing since the 2008 Global Financial Crisis. Industries most impacted by global stay-at-home orders were hit the hardest, including airlines, hotels, cruise lines, and brick-and-mortar apparel retailers. Within the energy sector, on top of a big drop in oil demand due to shutdowns, a price war broke out between Russia and Saudi Arabia when they could not agree on the extent of OPEC supply cuts. This led to a collapse in oil prices and even a short stint of negative pricing in the oil futures market. Banks also suffered as investors foresaw big write-offs on loan books due to companies and individuals that were most impacted.

Congress took unusually quick action, passing the CARES act, which provided direct payment to certain U.S. citizens, funding for extended unemployment, and small business relief to prevent layoffs. The Fed was also busy announcing an emergency rate cut with a zero lower bound, and massive quantitative easing and emergency lending facilities. These quick actions helped stabilize the markets and provided a backstop to

152 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(continued)	December 31, 2020

liquidity and credit flow, massively shrinking the “risk premium” across all sorts of fixed income asset classes. That low risk premium spilled into the stock market as investors were ready to invest at ever higher valuations driven by low rates, low credit spreads, the promise of further stimulus, and positive news on vaccines.

The Presidential and Congressional election results led to a manic bullish environment to end the year. Despite the Democratic party win, typically considered the more unfriendly party for businesses, this year’s removal of erratic and unorthodox leadership seemed to stoke a collective sigh of relief. Further, a strong emphasis on Covid control and heavy stimulus on the Democratic platform fed the rally in many of the remaining beaten down industries most impacted by the pandemic. When all was said and done, the broad market (S&P 500 index) surged 18.4%. And even the riskiest corner of the market, small cap value names, achieved a positive benchmark return.

At period end, the Fund held about 122% of assets in long securities, and 77% short, for a net-dollar exposure of 45%. The net exposure averaged 40% during the year (ranging between a low of 30% at the start of the calendar year and a high of 49% in the months right before the election). While the positive net market exposure resulted in contribution to returns simply from the market exposure, the Fund is generally less exposed to the broad market returns than most long/short equity managers. The realized net beta (sensitivity of daily Fund returns to the S&P 500 index) averaged around 0.20 during the year. The beta is lower than the net dollar exposure because the shorts selected exhibit higher beta versus the market than the more-defensive long positions.

Fund long positions (on a standalone unlevered basis) averaged a return of 4.7% for the year, while short positions returned 6.8% on a stand-alone basis. Short positions outperformed the long names— opposite of our ideal outcome. However, the Fund ended with a slight positive return for the year since the total weight invested in longs was higher.

Digging deeper into the attribution for the year, the Fund’s net long bias added about 8.3% of attributable return. Sector positioning had a positive impact of about 7.3%, with key contributors being a net short in Real Estate as well as a large net long position in Healthcare. The Fund’s fundamental style tilts did poorly, detracting by about 5.5%. The Fund’s tilts towards value and away from high-growth companies both underperformed; however, a net long position in higher-profitable companies benefitted from the flight-to-quality trade and offset the drag from the value bias.

Stock selection–after controlling for the style and sector tilts described above–was detracted by 8.0%. The selection within REITs was the largest example. While our factor positioning correctly led to a net negative exposure to the sector with the ‘right’ fundamental style tilts, our short names did not all participate in the sector returns evenly. A number of ‘Covid-resistant’ real estate businesses dramatically outperformed during the period (data centers, warehouses, mobile home parks, biotech offices, etc). The selection effect in that sector alone wiped out about 5% of the otherwise positive factor attribution in the sector.

The portfolio managers are keeping a close eye on the ‘Covid risk’ inherent in certain narrow industries that most directly suffer or benefit from the pandemic. This is what we call a transient factor, a little more difficult for traditional quant techniques to identify due to the uniqueness of the risk factor and lack of historic precedent. Our goal is to at least understand the risks of both shutdowns and reopenings, and make sure the portfolio is not inadvertently or overly exposed to this unpredictable risk. This approach helped the Fund considerably at the outset of the pandemic crash. During the couple of weeks when markets were moving 5% plus in a day, a number of our shorts in the most vulnerable industries had massive down moves. As the extent of the shutdowns became clear and the Fed and Congress began to react, we quickly closed many of those profitable shorts to avoid the volatility risk, with concurrent sells on the long side of defensive name winners to maintain the low net exposure. That reaction–mainly driven from a risk management perspective–helped avoid losses during the strong reversal rally in April and avoid the fate of treating that price action as any other typical momentum.

Positioning

The Fund maintains its style bias towards cheaper valuation names, while maintaining a quality bias including higher free cash flow names and stronger profitability bias. However, due to the quite-expensive valuations afforded high growth names, we remain net short growth.

From an industry perspective, the Fund remains net long several defensive sectors with relatively well-priced stocks, including Healthcare, Staples, and Utilities. After being short the Financials sector for a few years, the Fund has closed that out and now remains close to neutral in that sector. The largest net short exposures currently are Materials and Real Estate.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 153

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2020

Looking forward, we are starting to see some positive indicators for our valuation disciplined approach. The Democratic presidential and Congressional victories will certainly lead to some stock market positives (bigger stimulus, more traditional international dealings) as well as some corporate negatives (higher corporate taxes, more regulations on certain industries). The interest rate markets have started pricing this in with higher yields and a steeper yield curve. Underneath the equity market surface, the recent political and medical developments have spurred a long-awaited recovery in ‘Value Stocks’. These are generally the companies that need a robust economic environment to deliver earnings increases. Meanwhile, strong secular growth companies within each industry have had solid fundamentals in recent years, but their prices have already incorporated much of the longer-term growth. If long-term rates rise, the discounting of far-off profitability will hurt them more, as it helped that group as rates fell. The Fund’s style positioning would likely benefit from a steady return to economic growth, higher interest rates, and some of the extreme valuation disparities starting to converge.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

154 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

SERIES Z (ALPHA OPPORTUNITY SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 7, 2003

Ten Largest Holdings (% of Total Net Assets)
Cisco Systems, Inc.	1.4%
Allstate Corp.	1.4%
International Business Machines Corp.	1.4%
MetLife, Inc.	1.3%
Verizon Communications, Inc.	1.3%
Molson Coors Beverage Co. — Class B	1.3%
Gentex Corp.	1.3%
Philip Morris International, Inc.	1.2%
Cerner Corp.	1.2%
Amgen, Inc.	1.2%
Top Ten Total	13.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 155

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
Series Z (Alpha Opportunity Series)	0.27%	0.90%	4.87%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.67%	1.20%	0.64%
Morningstar Long/Short Equity Category Average	3.62%	3.57%	3.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

156 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2020
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value
COMMON STOCKS† - 109.1%

Consumer, Non-cyclical - 34.4%
Molson Coors Beverage Co. — Class B1	1,298	$58,656
Philip Morris International, Inc.[1]	676	55,966
Amgen, Inc.[1]	238	54,721
Merck & Company, Inc.	652	53,334
General Mills, Inc.[1]	854	50,215
Colgate-Palmolive Co.[1]	572	48,912
Johnson & Johnson[1]	308	48,473
Kraft Heinz Co.	1,377	47,727
Kimberly-Clark Corp.[1]	333	44,899
McKesson Corp.[1]	254	44,176
Procter & Gamble Co.[1]	307	42,716
DaVita, Inc.*	361	42,382
Cardinal Health, Inc.[1]	756	40,491
Altria Group, Inc.	982	40,262
Campbell Soup Co.[1]	807	39,018
J M Smucker Co.[1]	326	37,686
UnitedHealth Group, Inc.	107	37,523
United Rentals, Inc.*	156	36,178
United Therapeutics Corp.*	217	32,938
Quanta Services, Inc.	421	30,321
Ingredion, Inc.[1]	369	29,029
Conagra Brands, Inc.	780	28,283
Laboratory Corporation of America Holdings*	131	26,665
Jazz Pharmaceuticals plc*	159	26,243
Tyson Foods, Inc. — Class A	402	25,905
CVS Health Corp.	375	25,612
Post Holdings, Inc.*	249	25,152
Pfizer, Inc.[1]	674	24,810
Gilead Sciences, Inc.[1]	400	23,304
Rent-A-Center, Inc.	594	22,744
John B Sanfilippo & Son, Inc.	278	21,923
Humana, Inc.	53	21,744
Anthem, Inc.	67	21,513
Mondelez International, Inc. — Class A	356	20,815
Eli Lilly & Co.[1]	120	20,261
Sprouts Farmers Market, Inc.*	980	19,698
Cigna Corp.	93	19,361
TreeHouse Foods, Inc.*	448	19,036
Constellation Brands, Inc. — Class A	78	17,086
Encompass Health Corp.	200	16,538
Bristol-Myers Squibb Co.	261	16,190
Vector Group Ltd.	1,389	16,182
Alexion Pharmaceuticals, Inc.*	101	15,780
Molina Healthcare, Inc.*	74	15,738
Innoviva, Inc.*	1,222	15,141
Ionis Pharmaceuticals, Inc.*	241	13,626
Alkermes plc*	671	13,386
Chemed Corp.	25	13,315
Hill-Rom Holdings, Inc.	133	13,030
Hologic, Inc.*	175	12,745
AbbVie, Inc.	116	12,429
Medtronic plc	105	12,300
USANA Health Sciences, Inc.*	158	12,182
Clorox Co.	60	12,115
Kellogg Co.[1]	192	11,948
Prestige Consumer Healthcare, Inc.*	331	11,542
Viatris, Inc.*	1	14
Total Consumer, Non-cyclical		1,559,979

Industrial - 15.1%
Hubbell, Inc.[1]	282	44,215
TE Connectivity Ltd.	326	39,469
AGCO Corp.[1]	376	38,762
Snap-on, Inc.[1]	220	37,651
Vishay Intertechnology, Inc.	1,727	35,766
Masco Corp.	561	30,816
Oshkosh Corp.	313	26,940
Timken Co.	343	26,535
Arrow Electronics, Inc.*	271	26,368
Caterpillar, Inc.[1]	141	25,665
Waters Corp.*,1	99	24,495
3M Co.	140	24,471
General Dynamics Corp.	163	24,257
Lincoln Electric Holdings, Inc.	199	23,134
Garmin Ltd.	193	23,094
Lockheed Martin Corp.	62	22,009
Regal Beloit Corp.[1]	170	20,877
Keysight Technologies, Inc.*	157	20,738
Terex Corp.	511	17,829
Owens Corning	232	17,576
Acuity Brands, Inc.	134	16,226
Energizer Holdings, Inc.	374	15,775
Eaton Corporation plc	131	15,738
National Instruments Corp.	324	14,237
Pentair plc	260	13,803
PerkinElmer, Inc.	94	13,489
Dover Corp.	98	12,372
A O Smith Corp.	223	12,225
Trane Technologies plc	81	11,758
Lennox International, Inc.	39	10,685
Total Industrial		686,975

Technology - 13.8%
International Business Machines Corp.[1]	490	61,681
Cerner Corp.[1]	702	55,093
SS&C Technologies Holdings, Inc.[1]	752	54,708
Seagate Technology plc	795	49,417
NetApp, Inc.	645	42,725
Texas Instruments, Inc.	254	41,689
Intel Corp.	835	41,600
Oracle Corp.[1]	576	37,261
HP, Inc.	1,336	32,852
CDK Global, Inc.	576	29,854
KLA Corp.	108	27,962
Apple, Inc.	185	24,548
Skyworks Solutions, Inc.	138	21,097
Dell Technologies, Inc. — Class C*	276	20,228
Cirrus Logic, Inc.*	235	19,317
Applied Materials, Inc.	206	17,778
Paychex, Inc.	172	16,027

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 157

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value
Kulicke & Soffa Industries, Inc.	491	$15,619
Microchip Technology, Inc.	107	14,778
Total Technology		624,234

Utilities - 12.4%
IDACORP, Inc.	524	50,320
Evergy, Inc.[1]	872	48,405
Public Service Enterprise Group, Inc.[1]	815	47,514
Ameren Corp.	569	44,416
Exelon Corp.[1]	1,020	43,064
PPL Corp.[1]	1,491	42,046
Duke Energy Corp.	429	39,279
Southern Co.[1]	502	30,838
OGE Energy Corp.	865	27,559
UGI Corp.	745	26,045
NiSource, Inc.	991	22,733
Consolidated Edison, Inc.[1]	311	22,476
ONE Gas, Inc.	279	21,419
Southwest Gas Holdings, Inc.	324	19,683
CenterPoint Energy, Inc.	894	19,346
National Fuel Gas Co.[1]	405	16,658
NorthWestern Corp.	241	14,053
Avista Corp.	327	13,126
Portland General Electric Co.[1]	279	11,933
Total Utilities		560,913

Consumer, Cyclical - 11.9%
Gentex Corp.[1]	1,696	57,545
Best Buy Company, Inc.[1]	478	47,700
Gentherm, Inc.*	708	46,176
Allison Transmission Holdings, Inc.[1]	930	40,111
Genuine Parts Co.	384	38,565
Autoliv, Inc.	392	36,103
Lowe’s Companies, Inc.	204	32,744
PACCAR, Inc.	329	28,386
AutoZone, Inc.*	23	27,265
Lear Corp.[1]	164	26,081
AutoNation, Inc.*	320	22,333
PulteGroup, Inc.	483	20,827
Brunswick Corp.	270	20,585
Lennar Corp. — Class A	269	20,506
Cummins, Inc.[1]	88	19,985
Meritage Homes Corp.*	183	15,156
MSC Industrial Direct Company, Inc. — Class A	178	15,021
Dolby Laboratories, Inc. — Class A	133	12,918
Hanesbrands, Inc.	860	12,539
Total Consumer, Cyclical		540,546

Communications - 11.3%
Cisco Systems, Inc.[1]	1,434	64,172
Verizon Communications, Inc.[1]	1,001	58,809
Viavi Solutions, Inc.*,1	3,303	49,462
T-Mobile US, Inc.*	346	46,658
Juniper Networks, Inc.[1]	1,794	40,383
Sirius XM Holdings, Inc.	6,053	38,558
AT&T, Inc.[1]	1,132	32,556
Cogent Communications Holdings, Inc.	531	31,791
Omnicom Group, Inc.[1]	468	29,189
Motorola Solutions, Inc.	150	25,509
VeriSign, Inc.*	112	24,237
Ciena Corp.*	414	21,880
eBay, Inc.	428	21,507
Discovery, Inc. — Class A*	575	17,302
Alphabet, Inc. — Class C*	6	10,511
Total Communications		512,524

Financial - 10.2%
Allstate Corp.[1]	581	63,869
MetLife, Inc.[1]	1,257	59,016
Highwoods Properties, Inc. REIT[1]	1,028	40,740
Berkshire Hathaway, Inc. — Class B*	172	39,882
Equity Residential REIT[1]	577	34,204
Travelers Companies, Inc.	234	32,846
Piedmont Office Realty Trust, Inc. — Class A REIT	1,743	28,289
Western Union Co.	1,252	27,469
Hartford Financial Services Group, Inc.	470	23,021
Ameriprise Financial, Inc.	110	21,377
Aflac, Inc.	470	20,901
Synchrony Financial	544	18,882
SEI Investments Co.	268	15,402
Bank of America Corp.	425	12,882
JPMorgan Chase & Co.	99	12,580
M&T Bank Corp.	98	12,475
Total Financial		463,835

Total Common Stocks
(Cost $4,486,502)		4,949,006

MONEY MARKET FUND† - 2.4%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.01%[2]	108,662	108,662
Total Money Market Fund
(Cost $108,662)		108,662

Total Investments - 111.5%
(Cost $4,595,164)		$5,057,668
Other Assets & Liabilities, net - (11.5)%		(522,284)
Total Net Assets - 100.0%		$4,535,384

158 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES Z (ALPHA OPPORTUNITY SERIES)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements ††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	0.49% (Federal Funds Rate + 0.40%)	At Maturity	02/01/24	$291,475	$37,466
Goldman Sachs International	GS Equity Custom Basket	0.54% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	291,594	37,324
					$583,069	$74,790
OTC Custom Basket Swap Agreements Sold Short ††
Goldman Sachs International	GS Equity Custom Basket	(0.11)% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$1,775,291	$(259,365)
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(0.21)% (Federal Funds Rate - 0.30%)	At Maturity	02/01/24	1,775,291	(264,321)
					$3,550,582	$(523,686)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
MS EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
United Rentals, Inc.	9	0.73%	$1,034
McKesson Corp.	15	0.90%	873
Rent-A-Center, Inc.	35	0.46%	714
DaVita, Inc.	21	0.85%	697
Molson Coors Beverage Co. — Class B	78	1.21%	684
United Therapeutics Corp.	13	0.68%	563
Quanta Services, Inc.	25	0.62%	494
Cardinal Health, Inc.	45	0.83%	489
Johnson & Johnson	18	0.97%	465
Eli Lilly & Co.	7	0.41%	436
Colgate-Palmolive Co.	34	1.00%	410
Amgen, Inc.	14	1.10%	399
UnitedHealth Group, Inc.	6	0.72%	334
Jazz Pharmaceuticals plc	9	0.51%	332
Alexion Pharmaceuticals, Inc.	6	0.32%	325
Procter & Gamble Co.	18	0.86%	322
Kraft Heinz Co.	83	0.99%	304
Anthem, Inc.	4	0.44%	282
Philip Morris International, Inc.	40	1.14%	278
Cigna Corp.	5	0.36%	224
Medtronic plc	6	0.24%	161
Post Holdings, Inc.	15	0.52%	152
Molina Healthcare, Inc.	4	0.29%	145
Pfizer, Inc.	40	0.51%	135
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Constellation Brands, Inc. — Class A	4	0.30%	$123
Tyson Foods, Inc. — Class A	24	0.53%	120
Mondelez International, Inc. — Class A	21	0.42%	115
J M Smucker Co.	31	1.23%	77
Conagra Brands, Inc.	47	0.58%	75
Hill-Rom Holdings, Inc.	8	0.27%	74
Altria Group, Inc.	59	0.83%	72
Kellogg Co.	11	0.24%	66
Chemed Corp.	1	0.18%	63
Hologic, Inc.	10	0.25%	59
Alkermes plc	40	0.27%	54
Ionis Pharmaceuticals, Inc.	14	0.27%	45
Merck & Company, Inc.	39	1.09%	42
Innoviva, Inc.	73	0.31%	34
Laboratory Corporation of America Holdings	7	0.49%	30
Campbell Soup Co.	48	0.80%	23
USANA Health Sciences, Inc.	9	0.24%	21
AbbVie, Inc.	7	0.26%	21
Bristol-Myers Squibb Co.	15	0.32%	13
Encompass Health Corp.	12	0.34%	10
Clorox Co.	3	0.21%	5
TreeHouse Foods, Inc.	27	0.39%	4
Prestige Consumer Healthcare, Inc.	20	0.24%	(3)
CVS Health Corp.	22	0.52%	(4)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Vector Group Ltd.	84	0.34%	$(5)
Humana, Inc.	3	0.42%	(12)
General Mills, Inc.	51	1.03%	(30)
John B Sanfilippo & Son, Inc.	16	0.43%	(49)
Sprouts Farmers Market, Inc.	59	0.41%	(55)
Kimberly-Clark Corp.	20	0.93%	(86)
Ingredion, Inc.	22	0.59%	(184)
Gilead Sciences, Inc.	24	0.48%	(284)
Total Consumer, Non-cyclical			10,686

Financial
MetLife, Inc.	77	1.23%	671
Allstate Corp.	35	1.32%	505
Travelers Companies, Inc.	14	0.67%	383
Hartford Financial Services Group, Inc.	28	0.47%	356
Synchrony Financial	32	0.38%	294
Aflac, Inc.	28	0.43%	234
Ameriprise Financial, Inc.	6	0.40%	221
Equity Residential	34	0.69%	199
JPMorgan Chase & Co.	6	0.26%	191
Western Union Co.	75	0.56%	166
Berkshire Hathaway, Inc. — Class B	10	0.80%	151
Highwoods Properties, Inc.	62	0.84%	115
M&T Bank Corp.	5	0.22%	111
Bank of America Corp.	25	0.26%	104
SEI Investments Co.	16	0.32%	12
Piedmont Office Realty Trust, Inc. — Class A	105	0.58%	(24)
Total Financial			3,689

Consumer, Cyclical
Gentherm, Inc.	42	0.94%	1,267
Autoliv, Inc.	23	0.73%	832
Gentex Corp.	102	1.19%	810
Lear Corp.	9	0.49%	645
Cummins, Inc.	5	0.39%	392
Brunswick Corp.	16	0.42%	298
Allison Transmission Holdings, Inc.	56	0.83%	296
Hanesbrands, Inc.	52	0.26%	278
Dolby Laboratories, Inc. — Class A	8	0.27%	250
MSC Industrial Direct Company, Inc. — Class A	10	0.29%	193
Genuine Parts Co.	23	0.79%	110
PACCAR, Inc.	19	0.56%	92
AutoNation, Inc.	19	0.45%	92
Lowe’s Companies, Inc.	12	0.66%	61
AutoZone, Inc.	1	0.41%	39
Lennar Corp. — Class A	16	0.42%	(15)
PulteGroup, Inc.	29	0.43%	(27)
Meritage Homes Corp.	11	0.31%	(86)
Best Buy Company, Inc.	28	0.96%	(246)
Total Consumer, Cyclical			5,281

Communications
Viavi Solutions, Inc.	199	1.02%	665
T-Mobile US, Inc.	20	0.93%	491
Cisco Systems, Inc.	86	1.32%	394
Ciena Corp.	25	0.45%	333
Omnicom Group, Inc.	28	0.60%	296
Motorola Solutions, Inc.	9	0.53%	133
Discovery, Inc. — Class A	34	0.35%	99
VeriSign, Inc.	6	0.45%	89
Verizon Communications, Inc.	60	1.21%	88
Cogent Communications Holdings, Inc.	32	0.66%	82
Sirius XM Holdings, Inc.	366	0.80%	46
Juniper Networks, Inc.	108	0.83%	22
eBay, Inc.	25	0.43%	(25)
AT&T, Inc.	68	0.67%	(564)
Total Communications			2,149

Technology
NetApp, Inc.	39	0.89%	946
Texas Instruments, Inc.	15	0.84%	740
HP, Inc.	80	0.67%	589
CDK Global, Inc.	34	0.60%	566
Seagate Technology plc	48	1.02%	554
SS&C Technologies Holdings, Inc.	45	1.12%	541
KLA Corp.	6	0.53%	446
Applied Materials, Inc.	12	0.36%	402
Oracle Corp.	34	0.75%	391
Cerner Corp.	42	1.13%	388
Cirrus Logic, Inc.	14	0.39%	268
Microchip Technology, Inc.	6	0.28%	232
Kulicke & Soffa Industries, Inc.	29	0.32%	228
Apple, Inc.	11	0.50%	194
Skyworks Solutions, Inc.	8	0.42%	110
International Business Machines Corp.	29	1.25%	105
Dell Technologies, Inc. — Class C	16	0.40%	48
Paychex, Inc.	10	0.32%	(3)
Intel Corp.	50	0.85%	(231)
Total Technology			6,514

Utilities
Exelon Corp.	61	0.88%	240

160 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Southern Co.	30	0.63%	$224
Public Service Enterprise Group, Inc.	49	0.98%	186
CenterPoint Energy, Inc.	54	0.40%	156
IDACORP, Inc.	31	1.02%	150
NorthWestern Corp.	14	0.28%	135
UGI Corp.	45	0.54%	121
Evergy, Inc.	52	0.99%	117
OGE Energy Corp.	52	0.57%	70
Ameren Corp.	34	0.91%	40
Avista Corp.	19	0.26%	24
ONE Gas, Inc.	16	0.42%	15
PPL Corp.	90	0.87%	(6)
Portland General Electric Co.	16	0.23%	(19)
NiSource, Inc.	59	0.46%	(43)
Consolidated Edison, Inc.	18	0.45%	(78)
National Fuel Gas Co.	24	0.34%	(95)
Duke Energy Corp.	25	0.79%	(110)
Southwest Gas Holdings, Inc.	19	0.40%	(250)
Total Utilities			877

Industrial
TE Connectivity Ltd.	19	0.79%	771
Snap-on, Inc.	13	0.76%	704
AGCO Corp.	22	0.78%	692
Vishay Intertechnology, Inc.	104	0.74%	581
Timken Co.	20	0.53%	579
Caterpillar, Inc.	8	0.50%	535
Regal Beloit Corp.	10	0.42%	533
Owens Corning	14	0.36%	501
Garmin Ltd.	11	0.45%	407
Lincoln Electric Holdings, Inc.	12	0.48%	403
Hubbell, Inc.	17	0.91%	381
Terex Corp.	30	0.36%	368
Arrow Electronics, Inc.	16	0.53%	303
Waters Corp.	6	0.51%	283
Oshkosh Corp.	18	0.53%	245
Eaton Corporation plc	7	0.29%	176
Acuity Brands, Inc.	8	0.33%	172
National Instruments Corp.	19	0.29%	146
Keysight Technologies, Inc.	9	0.41%	124
Pentair plc	15	0.27%	109
Trane Technologies plc	4	0.20%	97
Dover Corp.	5	0.22%	88
PerkinElmer, Inc.	5	0.25%	82
A O Smith Corp.	13	0.24%	81
Energizer Holdings, Inc.	22	0.32%	58
Lennox International, Inc.	2	0.19%	15
3M Co.	8	0.48%	(11)
Masco Corp.	33	0.62%	(29)
General Dynamics Corp.	9	0.46%	(37)
Lockheed Martin Corp.	3	0.37%	(87)
Total Industrial			8,270
Total MS Equity Long Custom Basket			$37,466

MS EQUITY SHORT CUSTOM BASKET

Utilities
American States Water Co.	89	(0.37)%	$754
California Water Service Group	278	(0.83)%	(508)
Total Utilities			246

Industrial
Raytheon Technologies Corp.	244	(0.98)%	742
US Ecology, Inc.	199	(0.41)%	238
Boeing Co.	21	(0.25)%	119
AMETEK, Inc.	70	(0.48)%	(44)
TransDigm Group, Inc.	19	(0.66)%	(1,582)
HEICO Corp.	53	(0.40)%	(1,714)
Eagle Materials, Inc.	69	(0.39)%	(1,849)
Martin Marietta Materials, Inc.	26	(0.42)%	(2,005)
Ingersoll Rand, Inc.	452	(1.16)%	(2,496)
Crown Holdings, Inc.	109	(0.62)%	(3,050)
AptarGroup, Inc.	268	(2.07)%	(3,476)
Casella Waste Systems, Inc. — Class A	234	(0.82)%	(3,677)
Vulcan Materials Co.	103	(0.86)%	(3,747)
Ball Corp.	264	(1.39)%	(5,041)
Tetra Tech, Inc.	184	(1.20)%	(5,213)
Total Industrial			(32,795)

Communications
Anaplan, Inc.	68	(0.28)%	(2,070)
Okta, Inc.	30	(0.43)%	(2,970)
Zendesk, Inc.	110	(0.89)%	(4,349)
Liberty Broadband Corp. — Class C	214	(1.91)%	(4,611)
Q2 Holdings, Inc.	124	(0.88)%	(6,085)
Total Communications			(20,085)

Basic Materials
Huntsman Corp.	625	(0.89)%	598
Newmont Corp.	139	(0.47)%	214
Sherwin-Williams Co.	13	(0.54)%	27
Ecolab, Inc.	32	(0.39)%	(1,280)
Ashland Global Holdings, Inc.	239	(1.07)%	(1,285)
DuPont de Nemours, Inc.	344	(1.38)%	(1,725)
Axalta Coating Systems Ltd.	413	(0.66)%	(1,741)
PPG Industries, Inc.	72	(0.58)%	(2,231)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 161

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Air Products and Chemicals, Inc.	121	(1.86)%	$(3,169)
Celanese Corp. — Class A	134	(0.98)%	(3,991)
Freeport-McMoRan, Inc.	297	(0.44)%	(4,542)
Balchem Corp.	245	(1.59)%	(5,797)
Linde plc	133	(1.97)%	(6,601)
RPM International, Inc.	294	(1.50)%	(6,965)
Albemarle Corp.	132	(1.10)%	(10,442)
Quaker Chemical Corp.	91	(1.30)%	(10,758)
United States Steel Corp.	1,247	(1.18)%	(11,813)
Total Basic Materials			(71,501)

Consumer, Cyclical
United Airlines Holdings, Inc.	210	(0.51)%	183
Alaska Air Group, Inc.	294	(0.86)%	69
JetBlue Airways Corp.	779	(0.64)%	(2,050)
Five Below, Inc.	51	(0.50)%	(2,338)
Delta Air Lines, Inc.	430	(0.97)%	(2,735)
Live Nation Entertainment, Inc.	140	(0.58)%	(3,005)
Southwest Airlines Co.	420	(1.10)%	(3,123)
Hilton Worldwide Holdings, Inc.	170	(1.07)%	(3,413)
TJX Companies, Inc.	278	(1.07)%	(3,579)
Copart, Inc.	162	(1.16)%	(4,756)
Burlington Stores, Inc.	79	(1.16)%	(4,866)
NIKE, Inc. — Class B	177	(1.41)%	(5,487)
Scotts Miracle-Gro Co. — Class A	71	(0.80)%	(5,506)
Starbucks Corp.	278	(1.68)%	(8,521)
Total Consumer, Cyclical			(49,127)

Energy
Williams Companies, Inc.	444	(0.50)%	201
Cheniere Energy, Inc.	176	(0.60)%	(213)
Phillips 66	337	(1.33)%	(809)
Ovintiv, Inc.	843	(0.68)%	(827)
NOV, Inc.	491	(0.38)%	(1,130)
ChampionX Corp.	819	(0.71)%	(1,203)
Hess Corp.	261	(0.78)%	(1,575)
Schlumberger N.V.	1,030	(1.27)%	(3,072)
Total Energy			(8,628)

Technology
Splunk, Inc.	66	(0.63)%	922
NVIDIA Corp.	14	(0.41)%	(858)
salesforce.com, Inc.	43	(0.54)%	(894)
Appfolio, Inc. — Class A	32	(0.32)%	(1,077)
Clarivate plc	375	(0.63)%	(1,099)
Pegasystems, Inc.	106	(0.80)%	(1,351)
Tyler Technologies, Inc.	21	(0.52)%	(1,669)
Atlassian Corporation plc — Class A	33	(0.43)%	(1,930)
ANSYS, Inc.	44	(0.90)%	(1,953)
Rapid7, Inc.	122	(0.62)%	(2,145)
Smartsheet, Inc. — Class A	89	(0.35)%	(2,249)
Coupa Software, Inc.	19	(0.36)%	(2,263)
Workiva, Inc.	62	(0.32)%	(3,129)
Zscaler, Inc.	33	(0.37)%	(4,050)
HubSpot, Inc.	23	(0.51)%	(5,124)
Varonis Systems, Inc.	112	(1.03)%	(5,382)
Total Technology			(34,251)

Financial
UDR, Inc.	297	(0.64)%	2,615
Realty Income Corp.	436	(1.53)%	2,527
Kilroy Realty Corp.	292	(0.94)%	2,495
Global Net Lease, Inc.	547	(0.53)%	1,399
JBG SMITH Properties	446	(0.79)%	931
Douglas Emmett, Inc.	204	(0.34)%	844
QTS Realty Trust, Inc. — Class A	151	(0.53)%	418
Truist Financial Corp.	142	(0.38)%	99
First Industrial Realty Trust, Inc.	301	(0.71)%	98
Americold Realty Trust	261	(0.55)%	89
Host Hotels & Resorts, Inc.	454	(0.37)%	67
Agree Realty Corp.	410	(1.54)%	41
American Tower Corp. — Class A	25	(0.32)%	(17)
Camden Property Trust	126	(0.71)%	(20)
Crown Castle International Corp.	34	(0.30)%	(23)
Fulton Financial Corp.	519	(0.37)%	(257)
Prologis, Inc.	179	(1.00)%	(295)
CyrusOne, Inc.	161	(0.66)%	(295)
First Midwest Bancorp, Inc.	611	(0.55)%	(331)
Southside Bancshares, Inc.	355	(0.62)%	(387)
Duke Realty Corp.	279	(0.63)%	(476)
Howard Hughes Corp.	120	(0.53)%	(478)
Healthpeak Properties, Inc.	432	(0.74)%	(601)
TFS Financial Corp.	511	(0.51)%	(709)
STAG Industrial, Inc.	228	(0.40)%	(1,183)
Rayonier, Inc.	423	(0.70)%	(1,213)
First Financial Bankshares, Inc.	372	(0.76)%	(1,230)
Healthcare Trust of America, Inc. — Class A	478	(0.74)%	(1,309)
Alleghany Corp.	37	(1.26)%	(1,388)
Medical Properties Trust, Inc.	781	(0.96)%	(1,398)
Intercontinental Exchange, Inc.	126	(0.82)%	(1,498)
SBA Communications Corp.	20	(0.32)%	(1,519)
Loews Corp.	241	(0.61)%	(1,586)

162 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Brookline Bancorp, Inc.	1,103	(0.75)%	$(1,654)
EastGroup Properties, Inc.	99	(0.77)%	(2,053)
Alexandria Real Estate Equities, Inc.	95	(0.95)%	(2,300)
Equinix, Inc.	19	(0.76)%	(2,642)
Terreno Realty Corp.	197	(0.65)%	(3,456)
Sun Communities, Inc.	132	(1.13)%	(4,288)
Rexford Industrial Realty, Inc.	443	(1.23)%	(5,799)
First Republic Bank	162	(1.34)%	(6,844)
Total Financial			(33,626)

Consumer, Non-cyclical
Nevro Corp.	100	(0.98)%	(255)
Moody’s Corp.	51	(0.83)%	(938)
Verisk Analytics, Inc. — Class A	62	(0.73)%	(1,138)
WD-40 Co.	36	(0.54)%	(1,530)
CoStar Group, Inc.	17	(0.89)%	(1,569)
Equifax, Inc.	98	(1.06)%	(2,767)
Avalara, Inc.	35	(0.33)%	(3,155)
Avery Dennison Corp.	69	(0.60)%	(3,202)
Total Consumer, Non-cyclical			(14,554)
Total MS Equity Short Custom Basket			$(264,321)

GS EQUITY LONG CUSTOM BASKET
Financial
MetLife, Inc.	77	1.26%	$675
Allstate Corp.	35	1.32%	508
Travelers Companies, Inc.	14	0.67%	379
Hartford Financial Services Group, Inc.	28	0.47%	357
Synchrony Financial	32	0.38%	293
Aflac, Inc.	28	0.43%	232
Ameriprise Financial, Inc.	6	0.40%	220
Equity Residential	34	0.69%	203
JPMorgan Chase & Co.	6	0.26%	190
Western Union Co.	75	0.56%	166
Berkshire Hathaway, Inc. — Class B	10	0.80%	151
Highwoods Properties, Inc.	62	0.84%	116
M&T Bank Corp.	5	0.22%	114
Bank of America Corp.	25	0.26%	102
SEI Investments Co.	16	0.32%	11
Piedmont Office Realty Trust, Inc. — Class A	105	0.58%	(17)
Total Financial			3,700

Industrial
TE Connectivity Ltd.	20	0.82%	820
Snap-on, Inc.	13	0.76%	698
AGCO Corp.	22	0.78%	692
Timken Co.	20	0.53%	579
Vishay Intertechnology, Inc.	104	0.74%	577
Caterpillar, Inc.	8	0.50%	536
Regal Beloit Corp.	10	0.42%	528
Owens Corning	14	0.36%	502
Garmin Ltd.	11	0.45%	405
Lincoln Electric Holdings, Inc.	12	0.48%	399
Hubbell, Inc.	17	0.91%	380
Terex Corp.	30	0.36%	370
Arrow Electronics, Inc.	16	0.53%	298
Waters Corp.	6	0.51%	296
Oshkosh Corp.	18	0.53%	196
Eaton Corporation plc	7	0.29%	176
Acuity Brands, Inc.	8	0.33%	174
National Instruments Corp.	19	0.29%	146
Keysight Technologies, Inc.	9	0.41%	124
Pentair plc	15	0.27%	110
Trane Technologies plc	4	0.20%	98
Dover Corp.	5	0.22%	89
PerkinElmer, Inc.	5	0.25%	82
A O Smith Corp.	13	0.24%	80
Energizer Holdings, Inc.	22	0.32%	58
Lennox International, Inc.	2	0.19%	16
3M Co.	8	0.48%	(10)
Masco Corp.	33	0.62%	(30)
General Dynamics Corp.	9	0.46%	(37)
Lockheed Martin Corp.	3	0.37%	(90)
Total Industrial			8,262

Consumer, Non-cyclical
United Rentals, Inc.	9	0.72%	1,036
Rent-A-Center, Inc.	35	0.46%	716
DaVita, Inc.	21	0.85%	701
Molson Coors Beverage Co. — Class B	78	1.21%	681
McKesson Corp.	15	0.89%	620
United Therapeutics Corp.	13	0.68%	570
Amgen, Inc.	14	1.10%	503
Cardinal Health, Inc.	45	0.83%	492
Quanta Services, Inc.	25	0.62%	491
Johnson & Johnson	18	0.97%	460
Eli Lilly & Co.	7	0.41%	432
Colgate-Palmolive Co.	34	1.00%	405
Jazz Pharmaceuticals plc	9	0.51%	337
UnitedHealth Group, Inc.	6	0.72%	334
Alexion Pharmaceuticals, Inc.	6	0.32%	324
Procter & Gamble Co.	18	0.86%	324
Kraft Heinz Co.	83	0.99%	299
Anthem, Inc.	4	0.44%	284

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 163

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Philip Morris International, Inc.	40	1.14%	$234
Cigna Corp.	5	0.36%	229
Post Holdings, Inc.	15	0.52%	149
Molina Healthcare, Inc.	4	0.29%	145
Constellation Brands, Inc. — Class A	4	0.30%	123
Tyson Foods, Inc. — Class A	24	0.53%	118
Medtronic plc	6	0.24%	117
Mondelez International, Inc. — Class A	21	0.42%	114
Pfizer, Inc.	40	0.50%	87
Conagra Brands, Inc.	47	0.58%	75
J M Smucker Co.	31	1.23%	75
Hill-Rom Holdings, Inc.	8	0.27%	72
Altria Group, Inc.	59	0.83%	70
Chemed Corp.	1	0.18%	61
Hologic, Inc.	10	0.25%	61
Kellogg Co.	11	0.23%	59
Alkermes plc	40	0.27%	55
Ionis Pharmaceuticals, Inc.	14	0.27%	48
Merck & Company, Inc.	39	1.09%	42
Laboratory Corporation of America Holdings	7	0.49%	30
Innoviva, Inc.	73	0.31%	28
Campbell Soup Co.	48	0.80%	22
AbbVie, Inc.	7	0.26%	22
USANA Health Sciences, Inc.	9	0.24%	21
Bristol-Myers Squibb Co.	15	0.32%	16
Encompass Health Corp.	12	0.34%	10
Clorox Co.	3	0.21%	5
TreeHouse Foods, Inc.	27	0.39%	5
Prestige Consumer Healthcare, Inc.	20	0.24%	(4)
CVS Health Corp.	22	0.52%	(4)
Vector Group Ltd.	84	0.34%	(6)
Humana, Inc.	3	0.42%	(9)
General Mills, Inc.	51	1.03%	(33)
Ingredion, Inc.	22	0.59%	(34)
John B Sanfilippo & Son, Inc.	16	0.43%	(43)
Sprouts Farmers Market, Inc.	59	0.41%	(58)
Kimberly-Clark Corp.	20	0.92%	(85)
Gilead Sciences, Inc.	24	0.48%	(285)
Total Consumer, Non-cyclical			10,541

Consumer, Cyclical
Gentherm, Inc.	42	0.94%	1,270
Autoliv, Inc.	23	0.73%	836
Gentex Corp.	102	1.19%	811
Lear Corp.	9	0.49%	646
Cummins, Inc.	5	0.39%	393
Allison Transmission Holdings, Inc.	56	0.83%	309
Brunswick Corp.	16	0.42%	296
Hanesbrands, Inc.	52	0.26%	276
Dolby Laboratories, Inc. — Class A	8	0.27%	250
MSC Industrial Direct Company, Inc. — Class A	10	0.29%	193
Genuine Parts Co.	23	0.79%	113
PACCAR, Inc.	19	0.56%	91
AutoNation, Inc.	19	0.45%	89
Lowe’s Companies, Inc.	12	0.66%	61
AutoZone, Inc.	1	0.41%	41
Lennar Corp. — Class A	16	0.42%	(16)
PulteGroup, Inc.	29	0.43%	(26)
Meritage Homes Corp.	11	0.31%	(91)
Best Buy Company, Inc.	28	0.96%	(249)
Total Consumer, Cyclical			5,293

Technology
NetApp, Inc.	39	0.89%	947
Texas Instruments, Inc.	15	0.84%	741
HP, Inc.	80	0.67%	591
CDK Global, Inc.	34	0.60%	565
Seagate Technology plc	48	1.02%	556
SS&C Technologies Holdings, Inc.	45	1.12%	541
KLA Corp.	6	0.53%	444
Applied Materials, Inc.	12	0.36%	403
Cerner Corp.	42	1.13%	390
Oracle Corp.	34	0.75%	366
Cirrus Logic, Inc.	14	0.39%	273
Microchip Technology, Inc.	6	0.28%	232
Kulicke & Soffa Industries, Inc.	29	0.32%	231
Apple, Inc.	11	0.50%	194
Skyworks Solutions, Inc.	8	0.42%	111
International Business Machines Corp.	29	1.25%	98
Dell Technologies, Inc. — Class C	16	0.40%	48
Paychex, Inc.	10	0.32%	(3)
Intel Corp.	50	0.85%	(230)
Total Technology			6,498

Communications
Viavi Solutions, Inc.	199	1.02%	642
T-Mobile US, Inc.	20	0.92%	493
Cisco Systems, Inc.	86	1.32%	394
Ciena Corp.	25	0.45%	337
Omnicom Group, Inc.	28	0.60%	297
Motorola Solutions, Inc.	9	0.53%	135

164 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Verizon Communications, Inc.	60	1.21%	$115
Discovery, Inc. — Class A	34	0.35%	99
Cogent Communications Holdings, Inc.	32	0.66%	90
VeriSign, Inc.	6	0.45%	90
Sirius XM Holdings, Inc.	366	0.80%	43
Juniper Networks, Inc.	108	0.83%	30
eBay, Inc.	25	0.43%	(29)
AT&T, Inc.	68	0.67%	(569)
Total Communications			2,167

Utilities
Exelon Corp.	62	0.89%	244
Southern Co.	30	0.63%	206
Public Service Enterprise Group, Inc.	49	0.98%	187
CenterPoint Energy, Inc.	54	0.40%	158
IDACORP, Inc.	31	1.02%	152
NorthWestern Corp.	14	0.28%	136
UGI Corp.	45	0.54%	121
Evergy, Inc.	52	0.99%	120
OGE Energy Corp.	52	0.57%	68
Ameren Corp.	34	0.91%	40
Avista Corp.	19	0.26%	25
ONE Gas, Inc.	16	0.42%	20
PPL Corp.	90	0.87%	8
NiSource, Inc.	59	0.46%	(43)
Portland General Electric Co.	16	0.23%	(48)
Consolidated Edison, Inc.	18	0.45%	(80)
National Fuel Gas Co.	24	0.34%	(93)
Duke Energy Corp.	25	0.78%	(111)
Southwest Gas Holdings, Inc.	19	0.40%	(247)
Total Utilities			863
Total GS Equity Long Custom Basket			$37,324

GS EQUITY SHORT CUSTOM BASKET

Financial
UDR, Inc.	297	(0.62)%	$2,647
Kilroy Realty Corp.	292	(0.91)%	2,463
Realty Income Corp.	436	(1.53)%	2,213
Global Net Lease, Inc.	547	(0.53)%	1,395
JBG SMITH Properties	446	(0.79)%	930
Douglas Emmett, Inc.	204	(0.34)%	841
Truist Financial Corp.	142	(0.38)%	114
First Industrial Realty Trust, Inc.	301	(0.71)%	107
Agree Realty Corp.	410	(1.54)%	84
Host Hotels & Resorts, Inc.	454	(0.37)%	79
American Tower Corp. — Class A	25	(0.32)%	(12)
Crown Castle International Corp.	34	(0.30)%	(15)
Camden Property Trust	126	(0.71)%	(19)
Prologis, Inc.	179	(1.00)%	(265)
Fulton Financial Corp.	519	(0.37)%	(283)
First Midwest Bancorp, Inc.	611	(0.55)%	(298)
CyrusOne, Inc.	161	(0.66)%	(319)
Southside Bancshares, Inc.	355	(0.62)%	(423)
Howard Hughes Corp.	120	(0.53)%	(445)
Duke Realty Corp.	279	(0.63)%	(459)
Healthpeak Properties, Inc.	432	(0.74)%	(601)
TFS Financial Corp.	511	(0.51)%	(716)
Americold Realty Trust	261	(0.55)%	(1,019)
QTS Realty Trust, Inc. — Class A	151	(0.53)%	(1,106)
SBA Communications Corp.	20	(0.32)%	(1,177)
Rayonier, Inc.	423	(0.70)%	(1,196)
STAG Industrial, Inc.	228	(0.40)%	(1,205)
First Financial Bankshares, Inc.	372	(0.76)%	(1,228)
Alleghany Corp.	37	(1.26)%	(1,321)
Healthcare Trust of America, Inc. — Class A	478	(0.74)%	(1,324)
Medical Properties Trust, Inc.	781	(0.96)%	(1,399)
Intercontinental Exchange, Inc.	126	(0.82)%	(1,497)
Loews Corp.	241	(0.61)%	(1,582)
Brookline Bancorp, Inc.	1,103	(0.75)%	(1,661)
EastGroup Properties, Inc.	99	(0.77)%	(1,899)
Equinix, Inc.	19	(0.76)%	(2,092)
Terreno Realty Corp.	197	(0.65)%	(2,254)
Alexandria Real Estate Equities, Inc.	95	(0.95)%	(2,280)
Sun Communities, Inc.	132	(1.13)%	(3,078)
Rexford Industrial Realty, Inc.	443	(1.23)%	(4,157)
First Republic Bank	162	(1.34)%	(6,800)
Total Financial			(31,257)

Basic Materials
Huntsman Corp.	625	(0.89)%	613
Newmont Corp.	139	(0.47)%	220
Sherwin-Williams Co.	13	(0.54)%	25
Ashland Global Holdings, Inc.	239	(1.07)%	(1,255)
Ecolab, Inc.	32	(0.39)%	(1,311)
DuPont de Nemours, Inc.	344	(1.38)%	(1,720)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 165

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Axalta Coating Systems Ltd.	413	(0.66)%	$(1,724)
PPG Industries, Inc.	72	(0.58)%	(1,971)
Air Products and Chemicals, Inc.	121	(1.86)%	(3,181)
Celanese Corp. — Class A	134	(0.98)%	(4,000)
Freeport-McMoRan, Inc.	297	(0.44)%	(4,541)
Balchem Corp.	245	(1.59)%	(4,558)
Linde plc	133	(1.97)%	(6,564)
RPM International, Inc.	294	(1.50)%	(7,328)
Albemarle Corp.	132	(1.10)%	(10,467)
Quaker Chemical Corp.	91	(1.30)%	(10,808)
United States Steel Corp.	1,247	(1.18)%	(11,819)
Total Basic Materials			(70,389)

Industrial
Raytheon Technologies Corp.	244	(0.98)%	767
US Ecology, Inc.	199	(0.41)%	234
Boeing Co.	21	(0.25)%	115
AMETEK, Inc.	70	(0.48)%	(43)
TransDigm Group, Inc.	19	(0.66)%	(1,590)
HEICO Corp.	53	(0.40)%	(1,701)
Eagle Materials, Inc.	69	(0.39)%	(1,847)
Martin Marietta Materials, Inc.	26	(0.42)%	(2,008)
Ingersoll Rand, Inc.	452	(1.16)%	(2,497)
Crown Holdings, Inc.	109	(0.62)%	(3,054)
AptarGroup, Inc.	268	(2.07)%	(3,458)
Casella Waste Systems, Inc. — Class A	234	(0.82)%	(3,689)
Vulcan Materials Co.	103	(0.86)%	(3,763)
Ball Corp.	264	(1.39)%	(4,788)
Tetra Tech, Inc.	184	(1.20)%	(5,229)
Total Industrial			(32,551)

Consumer, Non-cyclical
Nevro Corp.	100	(0.98)%	(162)
Moody’s Corp.	51	(0.83)%	(946)
Verisk Analytics, Inc. — Class A	62	(0.73)%	(1,137)
WD-40 Co.	36	(0.54)%	(1,540)
CoStar Group, Inc.	17	(0.89)%	(1,590)
Equifax, Inc.	98	(1.06)%	(2,783)
Avalara, Inc.	35	(0.33)%	(2,814)
Avery Dennison Corp.	69	(0.60)%	(3,218)
Total Consumer, Non-cyclical			(14,190)

Technology
Splunk, Inc.	66	(0.63)%	922
NVIDIA Corp.	14	(0.41)%	(895)
salesforce.com, Inc.	43	(0.54)%	(930)
Appfolio, Inc. — Class A	32	(0.32)%	(1,078)
Clarivate plc	375	(0.63)%	(1,104)
Pegasystems, Inc.	106	(0.80)%	(1,349)
Tyler Technologies, Inc.	21	(0.52)%	(1,663)
Atlassian Corporation plc — Class A	33	(0.43)%	(1,953)
ANSYS, Inc.	44	(0.90)%	(1,966)
Rapid7, Inc.	122	(0.62)%	(2,087)
Smartsheet, Inc. — Class A	89	(0.35)%	(2,249)
Coupa Software, Inc.	19	(0.36)%	(2,260)
Workiva, Inc.	62	(0.32)%	(3,136)
Zscaler, Inc.	33	(0.37)%	(4,051)
HubSpot, Inc.	23	(0.51)%	(4,898)
Varonis Systems, Inc.	112	(1.03)%	(5,336)
Total Technology			(34,033)

Consumer, Cyclical
United Airlines Holdings, Inc.	210	(0.51)%	172
Alaska Air Group, Inc.	294	(0.86)%	5
JetBlue Airways Corp.	779	(0.64)%	(2,020)
Five Below, Inc.	51	(0.50)%	(2,335)
Delta Air Lines, Inc.	430	(0.97)%	(2,708)
Live Nation Entertainment, Inc.	140	(0.58)%	(2,992)
Southwest Airlines Co.	420	(1.10)%	(3,122)
Hilton Worldwide Holdings, Inc.	170	(1.07)%	(3,392)
TJX Companies, Inc.	278	(1.07)%	(3,566)
Copart, Inc.	162	(1.16)%	(4,762)
Burlington Stores, Inc.	79	(1.16)%	(4,926)
NIKE, Inc. — Class B	177	(1.41)%	(5,495)
Scotts Miracle-Gro Co. — Class A	71	(0.80)%	(5,503)
Starbucks Corp.	278	(1.68)%	(8,533)
Total Consumer, Cyclical			(49,177)

Energy
Williams Companies, Inc.	444	(0.50)%	197
Cheniere Energy, Inc.	176	(0.60)%	(194)
Ovintiv, Inc.	843	(0.68)%	(715)
Phillips 66	337	(1.33)%	(821)
ChampionX Corp.	819	(0.71)%	(1,077)
NOV, Inc.	491	(0.38)%	(1,133)
Hess Corp.	261	(0.78)%	(1,574)
Schlumberger N.V.	1,030	(1.27)%	(3,007)
Total Energy			(8,324)

Utilities
American States Water Co.	89	(0.40)%	750
California Water Service Group	278	(0.85)%	(496)
Total Utilities			254

166 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation
Communications
Anaplan, Inc.	68	(0.28)%	$(2,077)
Okta, Inc.	30	(0.43)%	(2,901)
Zendesk, Inc.	110	(0.89)%	(4,326)
Liberty Broadband Corp. — Class C	214	(1.91)%	(4,596)
Q2 Holdings, Inc.	124	(0.88)%	(5,798)
Total Communications			(19,698)
Total GS Equity Short Custom Basket			$(259,365)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at December 31, 2020.
[2]	Rate indicated is the 7-day yield as of December 31, 2020.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,949,006	$—	$—	$4,949,006
Money Market Fund	108,662	—	—	108,662
Equity Custom Basket Swap Agreements**	—	74,790	—	74,790
Total Assets	$5,057,668	$74,790	$—	$5,132,458

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$523,686	$—	$523,686

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 167

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets:
Investments, at value (cost $4,595,164)	$5,057,668
Unrealized appreciation on OTC swap agreements	74,790
Prepaid expenses	1,727
Receivables:
Investment Adviser	9,690
Dividends	8,730
Total assets	5,152,605

Liabilities:
Overdraft due to custodian bank	433
Unrealized depreciation on OTC swap agreements	523,686
Payable for:
Swap settlement	32,277
Fund shares redeemed	17,521
Fund accounting/administration fees	5,638
Transfer agent/maintenance fees	2,157
Trustees’ fees*	1,020
Distribution and service fees	973
Miscellaneous	33,516
Total liabilities	617,221
Commitments and contingent liabilities (Note 13)	—
Net assets	$4,535,384

Net assets consist of:
Paid in capital	$6,063,246
Total distributable earnings (loss)	(1,527,862)
Net assets	$4,535,384
Capital shares outstanding	305,883
Net asset value per share	$14.83

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income:
Dividends	$123,238
Interest	1,202
Total investment income	124,440

Expenses:
Management fees	46,355
Distribution and service fees	12,876
Transfer agent/maintenance fees	25,132
Professional fees	42,630
Fund accounting/administration fees	34,044
Trustees’ fees*	17,268
Custodian fees	9,625
Line of credit fees	147
Miscellaneous	16,745
Total expenses	204,822
Less:
Expenses reimbursed by Adviser	(55,199)
Expenses waived by Adviser	(46,317)
Earnings credits applied	(31)
Total waived/reimbursed expenses	(101,547)
Net expenses	103,275
Net investment income	21,165

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	221,663
Swap agreements	(229,633)
Net realized loss	(7,970)
Net change in unrealized appreciation (depreciation) on:
Investments	50,462
Swap agreements	(113,734)
Net change in unrealized appreciation (depreciation)	(63,272)
Net realized and unrealized loss	(71,242)
Net decrease in net assets resulting from operations	$(50,077)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

168 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,165	$31,524
Net realized loss on investments	(7,970)	(936,944)
Net change in unrealized appreciation (depreciation) on investments	(63,272)	695,655
Net decrease in net assets resulting from operations	(50,077)	(209,765)

Distributions to shareholders	(31,639)	(11,658)

Capital share transactions:
Proceeds from sale of shares	78,547	182,878
Distributions reinvested	31,639	11,658
Cost of shares redeemed	(1,722,128)	(1,800,412)
Net decrease from capital share transactions	(1,611,942)	(1,605,876)
Net decrease in net assets	(1,693,658)	(1,827,299)

Net assets:
Beginning of year	6,229,042	8,056,341
End of year	$4,535,384	$6,229,042

Capital share activity:
Shares sold	5,512	12,241
Shares issued from reinvestment of distributions	2,180	804
Shares redeemed	(120,777)	(121,599)
Net decrease in shares	(113,085)	(108,554)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 169

SERIES Z (ALPHA OPPORTUNITY SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$14.87	$15.27	$20.05	$18.70	$16.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.07	.04	(.04)	(.21)
Net gain (loss) on investments (realized and unrealized)	(.01)	(.45)	(2.28)	1.39	2.32
Total from investment operations	.05	(.38)	(2.24)	1.35	2.11
Less distributions from:
Net investment income	(.09)	(.02)	—	—	—
Net realized gains	—	—	(2.54)	—	—
Total distributions	(.09)	(.02)	(2.54)	—	—
Net asset value, end of period	$14.83	$14.87	$15.27	$20.05	$18.70

Total Return[b]	0.27%	(2.45%)	(11.57%)	7.22%	12.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,535	$6,229	$8,056	$12,317	$13,192
Ratios to average net assets:
Net investment income (loss)	0.41%	0.44%	0.22%	(0.23%)	(1.18%)
Total expenses	3.98%	3.52%	2.47%	2.48%	2.92%
Net expenses[c,d,e]	2.01%	2.00%	1.99%	2.22%	2.92%
Portfolio turnover rate	171%	172%	219%	182%	198%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
2.00%	2.00%	1.99%	2.13%	2.35%

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
—	—	—	0.15%	—

170 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Variable Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2020, the Trust consisted of fourteen funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Series A (StylePlus—Large Core Series)	Diversified
Series B (Large Cap Value Series)	Diversified
Series D (World Equity Income Series)	Diversified
Series E (Total Return Bond Series)	Diversified
Series F (Floating Rate Strategies Series)	Diversified
Series J (StylePlus—Mid Growth Series)	Diversified
Series N (Managed Asset Allocation Series)	Diversified
Series O (All Cap Value Series)	Diversified
Series P (High Yield Series)	Diversified
Series Q (Small Cap Value Series)	Diversified
Series V (SMid Cap Value Series)	Diversified
Series X (StylePlus—Small Growth Series)	Diversified
Series Y (StylePlus—Large Growth Series)	Diversified
Series Z (Alpha Opportunity Series)	Diversified

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. GPIM provides advisory services to Series F (Floating Rate Strategies Series) and Security Investors, LLC provides advisory services to the remaining Funds covered in this report. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

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NOTES TO FINANCIAL STATEMENTS (continued)

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a

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NOTES TO FINANCIAL STATEMENTS (continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal year end, resulting from changes in exchange rates.

(j) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as

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NOTES TO FINANCIAL STATEMENTS (continued)

income when received by the Funds and included in interest income on the Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(l) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(m) Expenses

Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended December 31, 2020, are disclosed in the Statements of Operations.

(o) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at December 31, 2020.

(p) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative

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NOTES TO FINANCIAL STATEMENTS (continued)

to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Series E (Total Return Bond Series)	Hedge	$136,000,000	$—

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$6,503,971	$—
Series D (World Equity Income Series)	Hedge	—	3,323,970
Series E (Total Return Bond Series)	Duration, Hedge, Income	—	162,003
Series J (StylePlus—Mid Growth Series)	Index exposure	5,513,494	—
Series N (Managed Asset Allocation Series)	Index exposure, Speculation	14,529,579	994,915
Series X (StylePlus—Small Growth Series)	Index exposure	1,052,686	—
Series Y (StylePlus—Large Growth Series)	Index exposure	1,912,907	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

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NOTES TO FINANCIAL STATEMENTS (continued)

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$163,165,567	$—
Series E (Total Return Bond Series)	Index exposure, Income	321,979	214,543
Series J (StylePlus—Mid Growth Series)	Index exposure	126,272,386	—
Series X (StylePlus—Small Growth Series)	Index exposure	24,463,428	—
Series Y (StylePlus—Large Growth Series)	Index exposure	33,994,369	—

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series Z (Alpha Opportunity Series)	Hedge, Leverage	$917,590	$3,942,624

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Series E (Total Return Bond Series)	Duration, Hedge	$9,582,750	$1,366,667

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 177

NOTES TO FINANCIAL STATEMENTS (continued)

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Series E (Total Return Bond Series)	Hedge, Index exposure	$8,298,333	$4,005,000
Series P (High Yield Series)	Index exposure	2,053,333	—

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
Series E (Total Return Bond Series)	Hedge, Income	$7,824,981	$9,723,862
Series P (High Yield Series)	Hedge	18,161	62,991

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
	Variation margin on futures contracts	Variation margin on futures contracts
Interest Rate contracts	Unamortized upfront premiums paid on interest rate swap agreement
Variation margin on interest rate swap agreements
Variation margin on futures contracts
Investments in unaffiliated issuers, at value
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Variation margin on futures contracts
Credit contracts	Unamortized upfront premiums paid on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements
Variation margin on credit default swap agreements
Protection fees on credit default swap agreements

178 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at December 31, 2020
Series A (StylePlus—Large Core Series)	$31,340	$21,689,692	$—	$—	$—	$—	$—	$—	$21,721,032
Series E (Total Return Bond Series)	—	—	—	—	—	50,227	633,760	847,638	1,531,625
Series J (StylePlus—Mid Growth Series)	16,673	25,114,016	—	—	—	—	—	—	25,130,689
Series N (Managed Asset Allocation Series)	218,156	—	—	2,309	—	—	—	—	220,465
Series P (High Yield Series)	—	—	—	—	—	155,839	—	—	155,839
Series X (StylePlus—Small Growth Series)	4,007	6,983,538	—	—	—	—	—	—	6,987,545
Series Y (StylePlus—Large Growth Series)	8,056	4,398,136	—	—	—	—	—	—	4,406,192
Series Z (Alpha Opportunity Series)	—	74,790	—	—	—	—	—	—	74,790

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at December 31, 2020
Series E (Total Return Bond Series)	$—	$—	$—	$—	$54,386	$—	$—	$239,437	$293,823
Series N (Managed Asset Allocation Series)	24,329	—	865	—	—	—	—	—	25,194
Series Z (Alpha Opportunity Series)	—	523,686	—	—	—	—	—	—	523,686

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

THE GUGGENHEIM FUNDS ANNUAL REPORT | 179

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
Series A (StylePlus—Large Core Series)	$2,478,294	$25,117,473	$—	$—	$—	$—	$—	$—	$27,595,767
Series D (World Equity Income Series)	—	—	242,617	—	—	—	—	—	242,617
Series E (Total Return Bond Series)	——	—	—	72,641	484,005	1,216,737	—	253,680	2,027,063
Series J (StylePlus—Mid Growth Series)	1,621,468	27,839,730	—	—	—	—	—	—	29,461,198
Series N (Managed Asset Allocation Series)	1,116,523	—	(26,776)	273,478	—	—	—	—	1,363,225
Series P (High Yield Series)	—	—	—	—	—	146,268	—	7,301	153,569
Series X (StylePlus—Small Growth Series)	418,018	4,256,235	—	—	—	—	—	—	4,674,253
Series Y (StylePlus—Large Growth Series)	742,384	10,530,636	—	—	—	—	—	—	11,273,020
Series Z (Alpha Opportunity Series)	—	(229,633)	—	—	—	—	—	—	(229,633)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
Series A (StylePlus—Large Core Series)	$15,523	$3,792,004	$—	$—	$—	$—	$—	$—	$3,807,527
Series D (World Equity Income Series)	—	—	452	—	—	—	—	—	452
Series E (Total Return Bond Series)	—	—	—	—	104,545	472,042	417,520	480,809	1,474,916
Series J (StylePlus—Mid Growth Series)	(3,440)	13,111,432	—	—	—	—	—	—	13,107,992
Series N (Managed Asset Allocation Series)	105,173	—	(488)	49,713	—	—	—	—	154,398
Series P (High Yield Series)	—	—	—	—	—	155,839	—	2,168	158,007
Series X (StylePlus—Small Growth Series)	(1,101)	3,728,811	—	—	—	—	—	—	3,727,710
Series Y (StylePlus—Large Growth Series)	(2,380)	691,341	—	—	—	—	—	—	688,961
Series Z (Alpha Opportunity Series)	—	(113,734)	—	—	—	—	—	—	(113,734)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

180 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 181

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Series A (StylePlus—Large Core Series)	Swap equity contracts	$21,689,692	$—	$21,689,692	$—	$(20,290,000)	$1,399,692
Series E (Total Return Bond Series)	Forward foreign currency exchange contracts	847,638	—	847,638	(239,437)	(396,038)	212,163
	Options purchased contracts	633,760	—	633,760	—	(314,481)	319,279
Series J (StylePlus—Mid Growth Series)	Swap equity contracts	25,114,016	—	25,114,016	—	(25,114,016)	—
Series X (StylePlus—Small Growth Series)	Swap equity contracts	6,983,538	—	6,983,538	—	(6,983,538)	—
Series Y (StylePlus—Large Growth Series)	Swap equity contracts	4,398,136	—	4,398,136	—	(4,370,000)	28,136
Series Z (Alpha Opportunity Series)	Custom basket swap agreements	74,790	—	74,790	(74,790)	—	—

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series E (Total Return Bond Series)	Forward foreign currency exchange contracts	$239,437	$—	$239,437	$(239,437)	$—	$—
Series Z (Alpha Opportunity Series)	Custom basket swap agreements	523,686	—	523,686	(523,686)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

182 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2020.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Series A (StylePlus—Large Core Series)	Morgan Stanley Capital Services LLC	Futures contracts	$121,000	$—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	20,290,000
Series A (StylePlus—Large Core Series) Total			121,000	20,290,000
Series E (Total Return Bond Series)	BofA Securities, Inc.	Credit default swap agreements	—	42,399
	BofA Securities, Inc.	Interest rate swap agreements	—	29,759
	Citibank N.A., New York	Forward foreign currency exchange contracts	—	280,000
	Goldman Sachs International	Forward foreign currency exchange contracts, Options	—	290,000
	Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options	—	212,244
Series E (Total Return Bond Series) Total				854,402
Series J (StylePlus—Mid Growth Series)	Citibank N.A., New York	Total return swap agreements	—	25,160,000
	Morgan Stanley Capital Services LLC	Futures contracts	78,500	—
Series J (StylePlus—Mid Growth Series) Total			78,500	25,160,000
Series N (Managed Asset Allocation Series)	Goldman Sachs International	Futures contracts	798	—
Series P (High Yield Series)	BofA Securities, Inc.	Credit default swap agreements	—	108,800
Series X (StylePlus—Small Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	31,500	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	7,150,000
Series X (StylePlus—Small Growth Series) Total			31,500	7,150,000
Series Y (StylePlus—Large Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	54,000	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	4,370,000
Series Y (StylePlus—Large Growth Series) Total			54,000	4,370,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 183

NOTES TO FINANCIAL STATEMENTS (continued)

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Series A (StylePlus—Large Core Series)	0.75%
Series B (Large Cap Value Series)	0.65%
Series D (World Equity Income Series)	0.70%
Series E (Total Return Bond Series)	0.39%
Series F (Floating Rate Strategies Series)	0.65%[1]
Series J (StylePlus—Mid Growth Series)	0.75%
Series N (Managed Asset Allocation Series)	0.40%
Series O (All Cap Value Series)	0.70%
Series P (High Yield Series)	0.60%
Series Q (Small Cap Value Series)	0.75%
Series V (SMid Cap Value Series)	0.75%
Series X (StylePlus—Small Growth Series)	0.75%
Series Y (StylePlus—Large Growth Series)	0.65%
Series Z (Alpha Opportunity Series)	0.90%

[1]	The Series’ management fee is subject to a 0.05% reduction on assets over $5 billion.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows those Funds to pay distribution and shareholder services fees to GFD. The Funds will pay distribution and shareholder services fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Funds to current and prospective variable contract owners and qualified plan participants that invest in the Funds through the intermediaries.

184 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for the Funds, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Series A (StylePlus—Large Core Series)	0.91%	05/01/17	05/01/22
Series B (Large Cap Value Series)	0.80%	05/01/17	05/01/22
Series D (World Equity Income Series)	0.90%	05/01/17	05/01/22
Series E (Total Return Bond Series)	0.81%	11/30/12	05/01/21
Series F (Floating Rate Strategies Series)	1.15%	04/22/13	05/01/21
Series J (StylePlus—Mid Growth Series)	0.94%	05/01/17	05/01/22
Series O (All Cap Value Series)	0.88%	05/01/17	05/01/22
Series P (High Yield Series)	1.07%	10/20/14	05/01/21
Series Q (Small Cap Value Series)	1.14%	05/01/17	05/01/22
Series V (Mid Cap Value Series)	0.91%	05/01/17	05/01/22
Series X (StylePlus—Small Growth Series)	1.06%	05/01/17	05/01/22
Series Y (StylePlus—Large Growth Series)	0.93%	05/01/17	05/01/22
Series Z (Alpha Opportunity Series)	2.00%	05/31/17	05/01/22

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At December 31, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended December 31, are presented in the following table:

Fund	2021	2022	2023	Total
Series A (StylePlus - Large Core Series)	$660,760	$627,973	$609,622	$1,898,355
Series B (Large Cap Value Series)	657,291	596,531	569,190	1,823,012
Series D (World Equity Income Series)	403,628	384,683	358,470	1,146,781
Series E (Total Return Bond Series)	130,822	159,891	102,283	392,996
Series F (Floating Rate Strategies Series)	64,413	92,992	97,708	255,113
Series J (StylePlus—Mid Growth Series)	471,165	429,212	445,780	1,346,157
Series O (All Cap Value Series)	349,269	319,350	288,584	957,203
Series P (High Yield Series)	105,313	112,110	111,843	329,266
Series Q (Small Cap Value Series)	102,746	107,646	89,756	300,148
Series V (Mid Cap Value Series)	612,269	531,107	493,187	1,636,563
Series X (StylePlus - Small Growth Series)	132,343	151,315	130,501	414,159
Series Y (StylePlus - Large Growth Series)	153,784	163,763	153,061	470,608
Series Z (Alpha Opportunity Series)	47,889	108,215	101,516	257,620

For the year ended December 31, 2020, no amounts were recouped by GI.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2020, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Series A (StylePlus—Large Core Series)	$83,407
Series E (Total Return Bond Series)	41,936
Series J (StylePlus—Mid Growth Series)	78,510
Series N (Managed Asset Allocation Series)	2,572
Series X (StylePlus—Small Growth Series)	14,337
Series Y (StylePlus—Large Growth Series)	19,218

THE GUGGENHEIM FUNDS ANNUAL REPORT | 185

NOTES TO FINANCIAL STATEMENTS (continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$12,350,787	$—	$12,350,787
Series B (Large Cap Value Series)	3,913,860	13,318,423	17,232,283
Series D (World Equity Income Series)	3,479,403	1,215,536	4,694,939
Series E (Total Return Bond Series)	2,739,180	—	2,739,180
Series F (Floating Rate Strategies Series)	2,229,065	—	2,229,065
Series J (StylePlus—Mid Growth Series)	9,832,328	—	9,832,328
Series N (Managed Asset Allocation Series)	1,463,049	1,736,981	3,200,030
Series O (All Cap Value Series)	1,587,955	4,713,044	6,300,999
Series P (High Yield Series)	3,157,421	—	3,157,421
Series Q (Small Cap Value Series)	1,453,190	3,494,871	4,948,061
Series V (SMid Cap Value Series)	1,965,149	6,227,332	8,192,481
Series X (StylePlus—Small Growth Series)	390,463	—	390,463
Series Y (StylePlus—Large Growth Series)	2,418,053	45,170	2,463,223
Series Z (Alpha Opportunity Series)	31,639	—	31,639

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$15,823,058	$—	$15,823,058
Series B (Large Cap Value Series)	4,909,168	12,270,184	17,179,352
Series D (World Equity Income Series)	5,270,431	5,528,640	10,799,071
Series E (Total Return Bond Series)	3,605,920	—	3,605,920
Series F (Floating Rate Strategies Series)	2,678,923	—	2,678,923
Series J (StylePlus—Mid Growth Series)	15,157,609	—	15,157,609
Series N (Managed Asset Allocation Series)	745,349	359,789	1,105,138
Series O (All Cap Value Series)	2,015,279	7,586,230	9,601,509
Series P (High Yield Series)	4,081,160	—	4,081,160
Series Q (Small Cap Value Series)	890,774	3,896,134	4,786,908
Series V (SMid Cap Value Series)	3,320,862	18,300,980	21,621,842
Series X (StylePlus—Small Growth Series)	3,561,318	—	3,561,318
Series Y (StylePlus—Large Growth Series)	3,884,327	—	3,884,327
Series Z (Alpha Opportunity Series)	11,658	—	11,658

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2020 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Series A (StylePlus—Large Core Series)	$26,897,830	$—	$28,241,427	$—	$55,139,257
Series B (Large Cap Value Series)	4,719,482	—	39,081,605	—	43,801,087
Series D (World Equity Income Series)	2,075,008	—	20,884,400	(3,337,540)	19,621,868
Series E (Total Return Bond Series)	5,202,765	2,465,765	10,517,942	(48,828)	18,137,644
Series F (Floating Rate Strategies Series)	1,106,221	—	(455,364)	(3,663,488)	(3,012,631)
Series J (StylePlus—Mid Growth Series)	27,834,018	501	30,700,138	—	58,534,657
Series N (Managed Asset Allocation Series)	900,457	2,575,357	12,197,352	—	15,673,166
Series O (All Cap Value Series)	1,837,518	504,267	16,939,542	—	19,281,327
Series P (High Yield Series)	2,204,041	—	337,399	(9,046,483)	(6,505,043)
Series Q (Small Cap Value Series)	586,680	—	6,170,994	(4,388,950)	2,368,724
Series V (SMid Cap Value Series)	3,235,905	—	24,045,848	(3,113,482)	24,168,271
Series X (StylePlus—Small Growth Series)	1,474,404	—	8,009,703	—	9,484,107
Series Y (StylePlus—Large Growth Series)	11,035,296	—	6,244,963	—	17,280,259
Series Z (Alpha Opportunity Series)	28,890	—	(22,807)	(1,533,945)	(1,527,862)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2020, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Series D (World Equity Income Series)	$(3,337,540)	$—	$(3,337,540)
Series F (Floating Rate Strategies Series)	(486,227)	(3,177,261)	(3,663,488)
Series P (High Yield Series)	(136,021)	(8,910,462)	(9,046,483)
Series Q (Small Cap Value Series)	(684,692)	(3,704,258)	(4,388,950)
Series V (SMid Cap Value Series)	(1,346,789)	(1,766,693)	(3,113,482)
Series Z (Alpha Opportunity Series)	(1,424,060)	(109,885)	(1,533,945)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 187

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2020, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Series E (Total Return Bond Series)	$877,391
Series X (StylePlus—Small Growth Series)	2,611,213
Series Z (Alpha Opportunity Series)	1,043

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, income accruals on certain investments, income recharacterization from certain investments, investments in swaps, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of bond premium/discount amortization, losses deferred due to straddles, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2020 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Series A (StylePlus—Large Core Series)	$2,506,406	$(2,506,406)
Series B (Large Cap Value Series)	1,693,071	(1,693,071)
Series D (World Equity Income Series)	(1)	1
Series E (Total Return Bond Series)	1,120,577	(1,120,577)
Series J (StylePlus—Mid Growth Series)	1,793,982	(1,793,982)
Series N (Managed Asset Allocation Series)	338,138	(338,138)
Series O (All Cap Value Series)	682,305	(682,305)
Series X (StylePlus—Small Growth Series)	307,842	(307,842)
Series Y (StylePlus—Large Growth Series)	1,376,833	(1,376,833)

At December 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Series A (StylePlus—Large Core Series)	$222,264,532	$28,592,864	$(351,437)	$28,241,427
Series B (Large Cap Value Series)	168,828,692	48,865,034	(9,783,429)	39,081,605
Series D (World Equity Income Series)	104,596,544	21,795,532	(932,919)	20,862,613
Series E (Total Return Bond Series)	169,905,905	11,623,337	(1,105,437)	10,517,900
Series F (Floating Rate Strategies Series)	43,473,067	201,491	(657,141)	(455,650)
Series J (StylePlus—Mid Growth Series)	185,287,020	30,886,732	(186,594)	30,700,138
Series N (Managed Asset Allocation Series)	33,805,628	12,242,683	(45,339)	12,197,344
Series O (All Cap Value Series)	74,525,923	21,174,122	(4,234,580)	16,939,542
Series P (High Yield Series)	45,864,153	2,192,258	(1,854,883)	337,375
Series Q (Small Cap Value Series)	58,265,742	11,596,085	(5,425,091)	6,170,994
Series V (SMid Cap Value Series)	148,430,745	33,809,943	(9,764,095)	24,045,848
Series X (StylePlus—Small Growth Series)	37,113,554	8,102,924	(93,221)	8,009,703
Series Y (StylePlus—Large Growth Series)	47,574,893	6,277,362	(32,399)	6,244,963
Series Z (Alpha Opportunity Series)	4,631,579	584,797	(607,604)	(22,807)

188 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Securities Transactions

For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Series A (StylePlus—Large Core Series)	$125,737,551	$123,057,416
Series B (Large Cap Value Series)	35,990,405	54,258,137
Series D (World Equity Income Series)	227,396,058	239,398,976
Series E (Total Return Bond Series)	183,140,127	130,539,689
Series F (Floating Rate Strategies Series)	21,794,712	24,978,256
Series J (StylePlus—Mid Growth Series)	134,432,842	105,990,395
Series N (Managed Asset Allocation Series)	2,491,918	7,741,466
Series O (All Cap Value Series)	18,603,234	33,369,051
Series P (High Yield Series)	36,257,119	44,666,232
Series Q (Small Cap Value Series)	17,994,693	23,911,459
Series V (SMid Cap Value Series)	59,026,669	76,018,778
Series X (StylePlus—Small Growth Series)	29,343,878	25,060,144
Series Y (StylePlus—Large Growth Series)	32,611,966	26,492,662
Series Z (Alpha Opportunity Series)	8,889,782	10,689,191

For the year ended December 31, 2020, the cost of purchases and proceeds from the sales of government securities were as follows:

Fund	Purchases	Sales
Series E (Total Return Bond Series)	$33,095,912	$42,619,348

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
Series E (Total Return Bond Series)	$1,113,685	$697,535	$19,514
Series P (High Yield Series)	222,316	2,272,039	51,325

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of December 31, 2020. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 189

NOTES TO FINANCIAL STATEMENTS (continued)

The unfunded loan commitments as of December 31, 2020, were as follows:

Fund	Borrower	Maturity Date		Face Amount*	Value
Series E (Total Return Bond Series)
	HAH Group Holding Co LLC	10/29/27		$20,000	$292
	Higginbotham	11/25/22		43,931	310
	MB2 Dental Solutions LLC	03/22/21		450,000	—
	Planview Parent, Inc.	12/10/27		30,000	298
	Service Logic Acquisition, Inc.	10/22/27		21,194	206
	Southern Veterinary Partners LLC	10/05/27		18,182	176
	Zephyr Bidco Ltd.	01/20/21	GBP	200,000	—
					$1,282
Series F (Floating Rate Strategies Series)
	Aspect Software, Inc.	07/15/23		$44,625	$383

Series P (High Yield Series)
	Aspect Software, Inc.	07/15/23		$2,009	$17
	HAH Group Holding Co LLC	10/29/27		20,000	292
	Planview Parent, Inc.	12/10/27		10,000	99
				$32,009	$408

*	The face amount is denominated in U.S. dollars unless otherwise indicated.

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Series E (Total Return Bond Series)
	Copper River CLO Ltd.
	2006-1A, due 01/20/21[1]	05/09/14	$702,000	$17,640
	Cushman & Wakefield US Borrower LLC
	6.75% due 05/15/28	05/19/20	250,000	275,625
	FKRT
	2020-C2A, 3.25% due 12/30/23	12/03/20	810,501	810,540
	Putnam Structured Product Funding Ltd.
	2003-1A, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%), due 10/15/38[2]	06/01/16	72,037	77,432
	Turbine Engines Securitization Ltd.
	2013-1A, 5.13% due 12/13/48	11/27/13	420,526	342,404
			$2,255,064	$1,523,641
Series P (High Yield Series)
	Basic Energy Services, Inc.
	10.75% due 10/15/23	09/25/18	$173,852	$31,500
	Bruce Mansfield
	due 08/01/23[3]	11/07/18	135,373	70
	Cushman & Wakefield US Borrower LLC
	6.75% due 05/15/28	05/19/20	254,275	275,625
	Mirabela Nickel Ltd.
	due 06/24/19[3]	12/31/13	353,909	19,504
			$917,409	$326,699

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Security is in default of interest and/or principal obligations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit, with limits subject to applicable regulatory requirements around leverage, as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended December 31, 2020.

In addition, Series E (Total Return Bond Series) and Series F (Floating Rate Strategies Series)(the “Funds”) entered into an additional unlimited credit facility agreement with BNP Paribas Prime Brokerage, Inc. (the “counterparty”) whereby the counterparty has agreed to provide secured financing to the Funds and the Funds will provide pledged collateral to the counterparty. Fees related to borrowings, if any, equate to 1 month LIBOR plus 0.90%. The Funds did not have any borrowings under this agreement at or during the year ended December 31, 2020.

Note 11 – Other Liabilities

Series A (StylePlus—Large Core Series) and Series V (SMid Cap Value Series) (the “Funds”) each wrote put option contracts through Lehman Brothers, Inc. (“Lehman”) that were exercised prior to the option contracts expiration and prior to the bankruptcy filing by Lehman, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Funds as of December 31, 2020.

The Funds have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of liability recorded by the Funds prior to December 31, 2020 was $18,615 for Series A (StylePlus—Large Core Series) and $205,716 for Series V (SMid Cap Value Series) and was included in payable for miscellaneous in the Statements of Assets and Liabilities. On May 15, 2020, the Funds revised the amounts of their liability to $0 after it was determined the Funds have no future obligations related to this matter.

Note 12 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended December 31, 2020, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at December 31, 2020		Average Balance Outstanding	Average Interest Rate
Series E (Total Return Bond Series)	153	$—	*	$1,759,735	0.12%
Series P (High Yield Series)	366	988,490		1,585,208	1.12%

*	As of December 31, 2020, Series E (Total Return Bond Series) did not have any open reverse repurchase agreements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 191

NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets of Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series P (High Yield Series)	Reverse repurchase agreements	$988,490	$—	$988,490	$(988,490)	$—	$—

As of December 31, 2020, the Series P (High Yield Series) had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Credit Suisse Securities (USA) LLC	0.30% - 0.50%*	Open Maturity	$758,750
RBC Capital Markets LLC	0.38%*	Open Maturity	229,740
			$988,490

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective as of December 31, 2020.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, aggregated by asset class of the related collateral pledged by the Fund:

Fund	Asset Type	Overnight and Continuous	Total
Series P (High Yield Series)	Corporate Bonds	$988,490	$988,490
Gross amount of recognized liabilities for reverse repurchase agreements		$988,490	$988,490

Note 13 – Legal Proceedings

Tribune Company

SBL Fund has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the SBL Fund of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the SBL Fund, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). SBL Fund has been named as a defendant in two of the SLCFC actions: Deutsche Bank Trust Co. Americas v. Ohlson Enter., No. 12-0064 (S.D.N.Y.) and Deutsche Bank Trust Co. Americas v. Cantor Fitzgerald & Co., No. 11-4900 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

192 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include SBL Fund. Defendants filed an opposition to the petition for certiorari on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

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NOTES TO FINANCIAL STATEMENTS (concluded)

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Guggenheim Variable Funds Trust f/k/a SBL Fund. The following series of Guggenheim Variable Funds Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Series A (StylePlus—Large Core Series) f/k/a Series H (Enhanced Index Series), Series N (Managed Asset Allocation Series) and Series O (All Cap Value Series) (the “Funds”). The value of the proceeds received by the foregoing Funds was $158,950, $51,000 and $3,774,000, respectively. At this stage of the proceedings, Guggenheim Variable Funds Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 14 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in the Funds are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 15 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

194 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Variable Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Variable Funds Trust (the “Trust”) (comprising Series A (Style Plus—Large Core Series), Series B (Large Cap Value Series), Series D (World Equity Income Series), Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series J (Style Plus—Mid Growth Series), Series N (Managed Asset Allocation Series), Series O (All Cap Value Series), Series P (High Yield Series), Series Q (Small Cap Value Series), Series V (SMid Cap Value Series), Series X (Style Plus—Small Growth Series), Series Y (Style Plus—Large Growth Series) and Series Z (Alpha Opportunity Series) (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Guggenheim Variable Funds Trust at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent, paying agents and brokers or by other appropriate auditing procedures where replies from paying agents or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 26, 2021

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2020, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Series A (StylePlus—Large Core Series)	7.49%
Series B (Large Cap Value Series)	100.00%
Series D (World Equity Income Series)	58.49%
Series J (StylePlus—Mid Growth Series)	3.46%
Series N (Managed Asset Allocation Series)	29.75%
Series O (All Cap Value Series)	100.00%
Series P (High Yield Series)	0.94%
Series Q (Small Cap Value Series)	78.59%
Series V (SMid Cap Value Series)	100.00%
Series X (StylePlus—Small Growth Series)	17.46%
Series Y (StylePlus—Large Growth Series)	4.96%
Series Z (Alpha Opportunity Series)	100.00%

With respect to the taxable year ended December 31, 2020, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Series A (StylePlus—Large Core Series)	$—	$2,186,993
Series B (Large Cap Value Series)	13,318,423	1,693,071
Series D (World Equity Income Series)	1,215,536	—
Series J (StylePlus—Mid Growth Series)	—	1,152,291
Series N (Managed Asset Allocation Series)	1,736,981	338,138
Series O (All Cap Value Series)	4,713,044	682,305
Series Q (Small Cap Value Series)	3,494,871	—
Series V (SMid Cap Value Series)	6,227,332	—
Series X (StylePlus—Small Growth Series)	—	123,788
Series Y (StylePlus—Large Growth Series)	45,170	822,927

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper may apply to all portfolio companies available under your contract.

196 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 197

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)[1]	Trustee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)[1]	Trustee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)[1]	Trustee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (3) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
[1]	Under the Funds’ Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

200 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 205

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Variable Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.)

Item 4.	Principal Accountant Fees and Services.

(a)        Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2020 and December 31, 2019 were $335,517, and $327,786, respectively.

(b)        Audit-Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2020 and December 31, 2019 were $x and $0, respectively.

(c)        Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2020 and December 31, 2019 were $86,584, and $85,600, respectively.

(d)        All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

(e)       Audit Committee Pre-Approval Policies and Procedures.

(1)       Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)       Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $86,584, and $85,600, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)        Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)       The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)       The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13.	Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Variable Funds Trust

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	March 5, 2021

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	March 5, 2021

*	Print the name and title of each signing officer under his or her signature.